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--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                EXECUTIVE SUMMARY

BELLSOUTH ("BST") BILLING AND COLLECTIONS AGREEMENT

Cingular and BST have agreed to enter into a new Billing and Collections Agreement ("B&C") that will supercede the existing Billing and Collections agreement. The B&C outlines the billing and collection processes between the two companies and the associated costs to perform those services. The B&C is effective as of September 1, 2003 and has a term of 3 years. Thereafter, the term shall continue on a monthly basis until either a new agreement is in place, or until the agreement is amended. The B&C is effective for all BST Markets where Combined Billing is available.

The pricing for the B&C costs to be charged to Cingular will have an average cost of a $1.13 per invoice. This cost including OCA charges (Outside Collection Agency) is approximately $1.40 per invoice. For comparative purposes, Cingular's internal B&C costs plus OCA fees is $1.22.

The bad debt under this agreement will now be fully recoursed, beginning with the September PARS Statement, which corresponds to the December 2002 revenue month. Under the previous agreement, bad debt was withheld at 3.2% each month. The new B&C provides for full recourse of the actual bad debt incurred by BST. BST and Cingular have agreed on two provisions to aid in the management of bad debt. First, BST will use Cingular's credit scoring model. Second, BST and Cingular will meet quarterly to review and modify collection procedures.


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EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62

Approval Route Sheet

                          ****** PLEASE EXPEDITE ******
                                EXECUTIVE SUMMARY

DATE:9-29-03

PROJECT NAME: BILLING AND COLLECTIONS (B AND C) AGREEMENTS FOR CINGULAR AND FROM BELLSOUTH AND SBC


ATTACHMENTS: 1. BELLSOUTH B AND C CONTRACT
             2. SBC B AND C CONTRACTS
             3. SBC ALLOY HOLDINGS INC. REIMBURSEMENT AGREEMENT FOR B
                AND C INITIATIVE

COMMENTS: YOUR IMMEDIATE REVIEW AND APPROVAL OF ATTACHED BILLING AND COLLECTION INITIATIVES IS REQUESTED. THESE TERMS AND CONDITIONS HAVE BEEN EVALUATED AND ACCEPTED BY LEGAL AND BUSINESS OWNERS AT CINGULAR, SBC AND BELLSOUTH. ONCE YOUR AUTHORIZATION IS SECURED, WE WILL BEGIN PREPARATION AND CIRCULATION OF LEGAL DOCUMENTS FOR CINGULAR BOARD OF DIRECTORS WRITTEN CONSENT. PLEASE ADVISE WITH ANY QUESTIONS.

THANKS, STEVE GRAY

                                    APPROVALS

NAME              TITLE                      SIGNATURE          DATE APPROVED
----              -----                      ---------          -------------
Steve Gray        V.P. Affiliate Relations   /s/ Steve Gray       9-29-03
Larry Carter      Sr. V.P. Sales Ops         /s/ Larry Carter     10/3/03
Rick Lindner      CFO                        /s/ Rick Lindner     10/6/03
Mark Feidler      COO                        /s/ Mark Feidler     10/6/03
Stan Sigman       President & CEO            /s/ Stan Sigman      10/7/03

               IMMEDIATELY UPON FINAL SIGNATURE, PLEASE RETURN TO:
                                   DENISE SENN
           EXECUTIVE ASSISTANT TO VICE PRESIDENT, AFFILIATE RELATIONS
                 5565 GLENRIDGE CONNECTOR, SUITE 1093 A ms 1040
                             ATLANTA, GEORGIA 30342

1) THE REQUIRED TURNAROUND TIME FOR SIGNATURE IS NO MORE THAN 24 HOURS FROM THE TIME THE DOCUMENT IS RECEIVED FOR YOUR SIGNATURE.

2) WHEN A DELEGATED MANAGER SIGNS THESE DOCUMENTS, PLEASE FILE A DELEGATION AUTHORITY NOTICE WITH A COPY TO THE ADDRESS SHOWN ABOVE.



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EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


              BILLING AND COLLECTIONS SERVICES OPERATING AGREEMENT
                         BETWEEN BELLSOUTH AND CINGULAR
--------------------------------------------------------------------------------

              BILLING AND COLLECTIONS SERVICES OPERATING AGREEMENT
                                TABLE OF CONTENTS

1.       SCOPE OF THIS AGREEMENT AND RELATIONSHIP TO OTHER DOCUMENTS
2.       ENTIRE AGREEMENT
3.       HEADINGS
4.       AMENDMENTS AND WAIVERS
5.       REGULATORY CONSIDERATIONS
6.       GENERAL DESCRIPTION OF SERVICES TO BE PURCHASED
7.       END-USER AUTHORIZATION AND IDENTIFICATION
8.       DATA FORMAT AND CONTENT
9.       DATA EXCHANGE
10.      ERRORS AND OMISSIONS
11.      LOST OR DAMAGED DATA
12.      REJECTED INVOICES AND ADJUSTMENTS
13.      BILL SPECIFICATIONS
14.      SERVICE AND TEXT APPROVAL
15.      AGE OF CHARGES
16.      END-USER DISPUTES
17.      INQUIRY
18.      COLLECTIONS AND TREATMENT
19.      NO DENIAL OF TELEPHONE SERVICE
20.      OPERATING PROCEDURES
21.      ACCOUNTS RECEIVABLE
22.      SETTLEMENTS AND BILLING AND COLLECTIONS CHARGES
23.      SETTLEMENTS OF CLAIMS OPERATING PROCEDURES
24.      TAXES
25.      FUTURE ENHANCEMENTS
26.      LIMITATION OF LIABILITY
27.      INDEMNITY
28.      WARRANTY DISCLAIMER
29.      CONFIDENTIALITY AND PUBLICITY
30.      TRADEMARKS, TRADE NAMES AND SERVICE MARKS
31.      SOFTWARE
32.      ASSIGNMENT
33.      AUTHORIZATION TO CONDUCT BUSINESS
34.      NOTICES AND DEMANDS
35.      NO THIRD-PARTY BENEFICIARIES
36.      TERMINATION UPON EVENT OF DEFAULT BY A PARTY
37.      AGREEMENT TERMINATION
38.      OBLIGATIONS SURVIVE TERMINATION
39.      SEVERABILITY OF PROVISIONS

                                                                               1
                                           VERSION FINAL. SEPTEMBER 3, 2003

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EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


              BILLING AND COLLECTIONS SERVICES OPERATING AGREEMENT
                         BETWEEN BELLSOUTH AND CINGULAR
--------------------------------------------------------------------------------

40.      UNLAWFUL USE
41.      TERM OF AGREEMENT
42.      FORCE MAJEURE
43.      CONFLICT OF INTEREST
44.      GOVERNING LAW
45.      FRAUD
46.      CLIENT USE OF DATA FORMATS WITH OTHER PARTNERS
47.      AUDITS
48.      LATE PAYMENT CHARGES ON END-USER ACCOUNTS
49.      INTEREST ON END-USER ACCOUNTS
50.      DEPOSITS ON END-USER ACCOUNTS
51.      NPA/NXX FILE
52.      NPA SPLIT PROCEDURES
53.      INTEREST ON SETTLEMENTS, CLAIMS, AND LATE PAYMENT
54.      END-USER BANKRUPTCY

ATTACHMENT 1
PRICING

ATTACHMENT 2
CONFLICTS OF INTEREST

ATTACHMENT 3
CONTRACT ADMINISTRATORS

ATTACHMENT 4
PAYMENT AND/OR BILLING ADDRESSES

ATTACHMENT 5
LIST OF ABBREVIATIONS

ATTACHMENT 6
DEFINITION OF TERMS

                                                                               2
                                           VERSION FINAL. SEPTEMBER 3, 2003

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EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


              BILLING AND COLLECTIONS SERVICES OPERATING AGREEMENT
                         BETWEEN BELLSOUTH AND CINGULAR
--------------------------------------------------------------------------------

              BILLING AND COLLECTIONS SERVICES OPERATING AGREEMENT

This agreement ("Agreement") is entered into by and among BellSouth Telecommunications, Inc., a Georgia corporation (herein referred to as "BST"), and Cingular Wireless LLC. (Cingular), a Georgia corporation, (herein referred to as "Client"), to be effective the first day of September, 2003. Client and BST are hereinafter collectively referred to as the "Parties". Client shall purchase Service as described in this Agreement including Attachment Number 1 for a period of three (3) years from the effective date of the contract.

WHEREAS, BST offers certain billing and collections services pursuant to the Agreement; and

WHEREAS, Client desires to avail itself of those services as more particularly described below:

NOW, THEREFORE, in consideration of the terms and conditions contained herein, BST and Client hereby mutually agree as follows:

1.       SCOPE OF THIS AGREEMENT AND RELATIONSHIP TO OTHER DOCUMENTS

         A. It is expressly understood and acknowledged that the service (the "Service") which is the subject of this Agreement is provided solely pursuant to and under the terms, conditions, rates and charges as set forth in the Agreement and Attachment One (1) which is hereby made a part of this Agreement.

         B. Any services offered by BST to or for Client for which terms and conditions, including rates, are not specifically established herein may be offered on an Individual Case Basis ("ICB") for which necessary additional terms and conditions, including rates, shall be negotiated separately. The Parties may amend the Agreement to provide for such services, which shall then be governed by this Agreement. Any such amendment shall be in writing and signed by both parties.

2.       ENTIRE AGREEMENT

         The Agreement, together with all amendments and attachments hereto, constitutes the entire agreement between Client and BST, which supersedes all prior agreements or contracts, oral or written representations, statements, negotiations, understandings, proposals and undertakings with respect to the subject matter hereof.

3.       HEADINGS

         The headings of the Sections herein are inserted for convenience only and are not intended to affect the meaning or interpretation of this Agreement.

                                                                               3
                                          VERSION FINAL. SEPTEMBER 3, 2003

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EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


              BILLING AND COLLECTIONS SERVICES OPERATING AGREEMENT
                         BETWEEN BELLSOUTH AND CINGULAR
--------------------------------------------------------------------------------

4.       AMENDMENTS AND WAIVERS

         This Agreement or any part hereof or any attachments hereto may not be modified or amended except by written agreement signed by or on behalf of both Parties. No waiver or consent to any default under this Agreement shall be effective unless the same shall be in writing and signed by or on behalf of the Party against whom such waiver or consent is claimed. In addition, failure to strictly enforce any term, right or condition of this Agreement shall not be construed as a waiver of such term, right or condition.

5.       REGULATORY CONSIDERATIONS

         If any regulatory authority of competent jurisdiction should determine that any or all of the services offered pursuant to this Agreement cannot be provided as untariffed, unregulated services, this Agreement shall have no further force or effect and BST shall have no further duty to perform the affected Service under this Agreement. If in such instance BST, in its sole discretion, shall decide to tariff a regulated service, Client may elect to obtain such service pursuant to the approved tariff. If Client elects to continue the service on or after the effective date of the tariff, all terms and conditions in the tariff shall apply, and provision of the service by BST shall be governed solely by said tariff.

6.       GENERAL DESCRIPTION OF SERVICES TO BE PURCHASED

         A.       SERVICE DESCRIPTION

         Combined billing is a single bill containing charges for both BST and the Client, provided to End-Users subscribing to both BST and Client services. Based on End-User request for combined billing, the Client shall provide to BST an invoice containing the Client charges/credits, associated taxes, and informational text for products and services listed in Section 6.B. below for billing to authorized BST End-Users. An authorized BST End-User (hereinafter known as the "End-User") is the responsible billing party that has agreed to purchase services from the Client and also purchases telephone service from BST. The Client will also provide to BST Adjustments for Client charges appearing on the Client's bill pages. BST will edit the invoices and Adjustments and bill error-free invoices to such authorized BST End-Users. BST will perform treatment and collections services on behalf of the Client for such invoices. BST may involve outside collection agencies for collection of Client revenues.

         The Client may initiate transactions for validation that the BST End-User account information matches Client billing information, confirming that Client invoices should be included in the bill for BST services.

         Under this Agreement, BST shall provide Billing and Collection Services for Client charges and credits submitted by invoice and Adjustments through BST's Flexible Invoicing System for Host Carrier Identification Code ("CIC") ACOO and Traffic CICs AC01 and AC11.

                                                                               4
                                           VERSION FINAL. SEPTEMBER 3, 2003

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--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


              BILLING AND COLLECTIONS SERVICES OPERATING AGREEMENT
                         BETWEEN BELLSOUTH AND CINGULAR
--------------------------------------------------------------------------------

         Billing and Collection Services for other Entity Code(s) representing Cingular Wireless shall be pursuant to either an addendum to this Agreement or a separate Agreement.


         B.       PRODUCTS/SERVICES BILLED BY CLIENT

         Under this Agreement, the Client can bill charges/credits associated with the following products and services:

                  1). Wireless services, associated End-User equipment and accessories, applicable taxes and/or interest, Adjustments, refunds of deposits and early contract termination charges.

                  2). The charges/credits associated with the above products and services are referred to as "charges". The Client will provide BST with an invoice containing all charges, associated taxes, and related text information for a given End-User.

                  3). Under this Agreement, the Client can only bill charges associated with services and products provided by the Client, either directly or by resale. Such billing may include amounts for approved services provided by third parties but related specifically to the service provided the End-User by Client, with services approved through the process described in Section 14.A.

7.       END-USER AUTHORIZATION AND IDENTIFICATION

         A. The Client shall bill charges to current (live) BST End-Users and End-Users who have disconnected their BST service and remain on the customer tollguide database. BST is not obligated to send charges to End-Users that have disconnected their BST service and have been deleted from the customer database. BST agrees, under normal circumstances, to maintain disconnected accounts on the customer toll guide database for a minimum of 61 days. BST will not establish an End-User account solely to render Client Charges.

B.       It is the responsibility of the enrolling Party to ensure that the End-User of record of the BST account agrees to accept billing responsibility for the Client's charges to be included on the BST bill. Only charges for End-Users who have accepted the terms and conditions of the Client service, including the combined billing, will be sent to BST for billing. Where required by regulatory mandate, BST will not allow combined billing and Cingular will not provide charges for an End-User that has requested that a third-party billing block be placed on their wireline account.

         C. The Client is responsible for maintaining the BST Billing Telephone Number ("BTN") for an End-User and for mapping the Client account invoice to this BTN. BST will not bill charges based on the Client's account identification number for the End-User since it

                                                                               5
                                          VERSION FINAL. SEPTEMBER 3, 2003

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EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


              BILLING AND COLLECTIONS SERVICES OPERATING AGREEMENT
                         BETWEEN BELLSOUTH AND CINGULAR
--------------------------------------------------------------------------------

                  is different from BSTs. Multiple invoices for different Client customers and Client accounts may be billed to the same BST wireline End-User account.

         D. Client agrees that charges for services it has rendered will be sent to BST only one time for inclusion in End-User bills, except those charges that were rejected by BST as Unbillable due to error and are being resent by Client. Duplicate charges will not be sent by the Client to BST for billing. However, BST will continue to bill customers in conformity with terms and conditions herein for past-due amounts.

         E. BST will provide, when available, the End-User billing name, address, social security number or Federal Tax ID and the billing telephone number associated with the wireline telephone number provided to associate the Client invoice with the End-User wireline bill. This information will be associated with the Billing Telephone Number (BTN) on which the wireline bill is rendered. Client agrees that this data will not be used by Client for any purposes other than the billing of Client's customers. BST will mechanically notify Client of changes to the BTN and End-User billing name and address after they occur, in the normal course of business. It is the responsibility of the Client to correct Client records to reflect the new End-User BTN for any subsequent invoices sent to BST.

         F. Certain BST wireline accounts are ineligible for Client combined bill arrangement. Those include but are not limited to BST accounts for the following: BST Reseller, Coin Phone Service, BST Official, Foreign Exchange, and Independent Company, WATS, and other accounts not yet determined to be mutually agreed upon at a later date. These accounts will be identified to Client as ineligible in the Landline Telephone Number Validation ("LLTNV") process and any invoices sent on these accounts will be rejected. BST will also reject data sent by the Client for disconnected accounts that are no longer on the Customer toll guide database.

         G. Both parties are responsible for explaining to perspective End-Users any eligibility or enrollment denials resulting from their company's enrollment procedures. If combined billing is not possible, the Client will be responsible for billing its charges to the End-User directly.

8.       DATA FORMAT AND CONTENT

         The Client and BST will exchange data that is formatted according to mutually agreed upon specifications. If changes are required to these specifications, BST will notify Client at least ninety (90) days before targeted implementation. Both parties agree to implement these changes in the mutually agreed upon timeframe. The Client agrees to pay BST for implementation of any customized format changes requested by Client If a BST proposed format specification revision requires a change to Client systems, responsibility for paying for such revision will be handled on an ICB.

                                                                               6
                                          VERSION FINAL. SEPTEMBER 3, 2003

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


              BILLING AND COLLECTIONS SERVICES OPERATING AGREEMENT
                         BETWEEN BELLSOUTH AND CINGULAR
--------------------------------------------------------------------------------

         Client will pass End-User charges to BST via the Flexible Invoicing Service ("FLEX") for inclusion on BST's bill.

9.       DATA EXCHANGE

         BST supports the use of electronic data transmission (e.g. Sterling Commerce's CONNECT:Direct(TM)) for data delivery. CONNECT:Direct(TM) electronic data transmission is the primary data exchange method. Data transfer via cartridge will be used as the backup/alternate data delivery method when electronic data transmission cannot be used. The specific data delivery method such as cartridge size or electronic data transmission version must be a method that can be supported within BST's and Client's data processing centers. Client and BST must mutually agree on the use of a backup/alternate delivery method if needed.

         Dates and times for data exchange will be negotiated and agreed upon by both Parties. Any changes required for the data exchange process must be coordinated between the Parties and should allow sufficient time for the agreed upon changes to be tested and implemented. Receipt of data files will automatically start the processing of the Client's data. BST will not change its End-User bill period to accommodate Client's billing schedule.

         The software for electronic data transfer and the physical line location will be negotiated and agreed upon by both Parties. When a dedicated line is used, the Client will be responsible for ordering and purchasing the data transmission circuits, any additional hardware and paying all costs associated with installation and usage charges. The Client will be responsible for providing the telephone line and modem to transmit data to BST. Should a non-standard modem be required on the BST end, the Client must obtain, purchase, install, and maintain this equipment and assumes all associated maintenance charges. Since the equipment is in a secure area, access for the purpose of maintenance must be arranged with BST in advance.

         Upon receipt of the Client's data, BST will verify through the mechanized editing of the file that the total transmission reported by the Client is the total received and entered into the BST Billing System. BST's control of the Client's data will begin upon receipt of the data at the BST processing location.

         BST will determine whether the data can be processed and provide confirmation of receipt of the data to the Client. If the Client uses electronic data transmission, (the normal mode of file delivery), BST will provide transmission confirmation reports within 24 hours after the data has been processed. If the Client must use the alternate mode of data delivery, BST will either send the confirmation reports and files via the restored CONNECT:Direct(TM) connection within twenty four
         (24) hours, fax, or mail a copy of the confirmation reports to the Client on the next business day following processing of the data.

         In the event BST cannot process a Client file due to a data transmission system failure, improperly formatted data on the file, or other reasons caused by the Client, the Client will make every effort to re-send the data upon correction of the problem. BST will not be responsible for data that cannot be processed due to Client error.

                                                                               7
                                          VERSION FINAL. SEPTEMBER 3, 2003

CINGULAR WIRELESS LLC
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EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


             BILLING AND COLLECTIONS SERVICES OPERATING AGREEMENT
                        BETWEEN BELLSOUTH AND CINGULAR
--------------------------------------------------------------------------------

         The Client will retain a copy of the data sent to BST for 60 days. Failure of the Client to retain a copy of this data for at least 60 days will abrogate BST liability as set forth in this section and in
         Section 11.

         BST will retain a copy of the data sent to the Client for 60 days. In the event the Client loses or is unable to process this data, the Client can request BST to re-send the data. The first request will be done at no charge; however, subsequent requests to re-send the same data will be handled on an ICB.

10.      ERRORS AND OMISSIONS

         If the Client discovers a Client-generated error, the Client will notify the BST designated contact by phone immediately and follow up in writing {FAX or E-mail) as soon as possible. Any action required by BST will be handled on an ICB and any cost incurred by BST for data recovery will be billed to the Client. Such recovery may include extracting data awaiting billing and correcting system impact.

         If BST finds or is notified of a BST error on an End-User's bill, it will make every reasonable effort to correct the error and bill correctly within the limits permitted by laws of the state in which the service is provided. Enrollment billing disputes will be handled as outlined in Section 16. BST will notify the Client in writing of a BST-generated error and corrective action.

11.      LOST OR DAMAGED DATA

         If BST loses or damages the Client's data, BST will make every effort to recover and re-process the data. If BST is unable to re-process the data, BST will, as soon as possible, notify Client in writing to re-send the data to BST. The Client will re-send the data to BST within 48 hours (or 2 business days) of notice of request by BST.

         BST requires the use of the incremental pack sequence number for data packs to ensure data files are processed correctly and will control data files using the sequence number. The Client is required to repack and increment the pack sequence number and resend packs/files to BST, when the pack/file has been rejected as being a duplicate or out of sequence. BST will not be responsible for handling out-of-sequence packs for invoices, adjustments or text files (packs within the file).

12.      REJECTED INVOICES AND ADJUSTMENTS

         Standard reports, listing all invoices and/or Adjustments that have been received from the Client, but rejected by BST will be provided to the Client. A reject reason will be provided for each invoice and/or adjustment. If the invoice or adjustment is rejected due to Client error, notification will be sent at the same time as the confirmation file is sent via the error report. All errors will be listed for each record on this report. Each invoice and/or adjustment will be reported on the Unbillable report with a return code or reason code noted.

                                                                               8
                                          VERSION FINAL. SEPTEMBER 3, 2003

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EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


              BILLING AND COLLECTIONS SERVICES OPERATING AGREEMENT
                         BETWEEN BELLSOUTH AND CINGULAR
--------------------------------------------------------------------------------

         Also, on the Unbillable report are the Unguideables. Unguideables will be reported with a unique return code(s). All rejected/unguidable invoices and/or adjustments are returned via the Unbillable file. Invoices rejected by BST due to Client formatting error may be corrected and re-sent to BST in a subsequent data exchange cycle. It will be the responsibility of the Client to secure alternate billing for the invoices that cannot be billed by BST (e.g. Unguideables).

         If data pack (file) contains greater than a 5% error rate for invoices or adjustments, the entire pack will be returned to Client and shall not be accepted or purchased by BST. The other packs within the file will be accepted if error threshold is not exceeded. The file will be processed except for the bad packs. After correction, the data pack
         (file) may be resequenced and resent to BST.

13.      BILL SPECIFICATIONS

         Charges billed by BST for the Client will appear on a separate bill page with the Client logo (symbol and text) and Client's End-User service number within the End-User's BST bill. Client's logo will appear on every bill page containing Client charges. Only Client billed charges may appear on these pages containing Client's logo.

         Subject to Section 30, Client agrees to provide BST a logo image and to obtain any necessary authorizations or licenses for the use of any logo it asks BST to print. Also subject to Section 30, Client agrees to indemnify, defend and hold BST and its affiliated companies harmless against all claims, suits, costs, damages, expenses, attorneys' fees and judgments arising out of or alleged to arise from BST printing the logo and its inclusion on the End-User bill.

         The bill invoice page BST prepares for the Client shall be based on mutually agreeable formats. BST is responsible for the overall End-User bill format that the Clients invoices are included in. The Clients invoice may contain section headings, informational text lines, marketing messages and subtotal records. The Client is responsible for determining the sequence of the headings, informational text, charges, credits and subtotals within each invoice, and for calculating all taxes, applying discounts, and determining the total amount due for the invoice.

14.      SERVICE AND TEXT APPROVAL

         BST will review and approve any text, marketing messages and service(s) the Client requests to have printed on the End-Users invoice. BST may reject any text, marketing message, or refuse to bill any service(s) that does not conform to reasonable BST requirements. Failure of the Client to follow this process and requirement may result in termination of this Agreement by BST.

                                                                               9
                                           VERSION FINAL. SEPTEMBER 3, 2003

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EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


              BILLING AND COLLECTIONS SERVICES OPERATING AGREEMENT
                         BETWEEN BELLSOUTH AND CINGULAR
--------------------------------------------------------------------------------

         A.       SERVICE APPROVAL

         The Client will submit to BellSouth new and revised Service Programs, which includes new or revised Text Messages, rates, scripts, etc., and other required information for approval prior to submitting billing for these Services. BellSouth will notify the Client of its approval, or denial, of the new or revised Service Program within two (2) weeks of receipt of the Client's request. The Service Program approval will be submitted to the BST Contract Administrator at least two (2) weeks prior to planned implementation of Service Program in a method agreed to by both Parties.

         B.       TEXT APPROVAL

         Bill format text wording and phrases which Client wishes to place on the BST bill must be submitted to the Bill Continuity Team for approval at least thirty (30) business days in advance of their first use on the BST bill. Client understands and agrees that BST reserves the right to approve and request changes to all words and phrases which Client wishes to place on the BST bill. The Client may request BST to modify or add additional phrases to be printed on BST's bill. Customized bill phrase changes will be handled on an ICB. The Client agrees to pay for any changes requested by it. Bill phrases which are associated with tax amounts should indicate the tax rate applied by the Client.

         Marketing messages for the Client may be part of the Client invoice submitted to BST for inclusion in the End-User bill.

         The Client must submit Marketing message text for approval to BST at least thirty (30) business days prior to the first day of the month that the marketing message text will be used. BST reserves the right to approve and request reasonable changes to all marketing message text which the Client wishes to place on the BST bill.

         The Client must submit Marketing message tag lines (FLEX 90 records) for approval to BST at least seven (7) business days in advance of their first use (transmission to BST) for inclusion on the BST bill. BST reserves the right to approve and request reasonable changes to all marketing message tag lines (FLEX 90 records) which the Client wishes to place on the BST bill. The Marketing Message Tag Lines submitted on FLEX 90 records must be appropriately formatted with the tag line indicator populated correctly on the record.

         The Client agrees to indemnify, defend and hold BST and its affiliated companies harmless against all claims, suits, costs, damages, expenses, attorneys' fees and judgments arising out of or alleged to arise from BST printing the Client's text messages, bill phrases and marketing messages on the End-User bill.

         When BST prints a foreign language (e.g. Spanish) End-User bill in one or more of its operating areas, the Client is encouraged to provide the invoice text information associated with its charges in the same foreign language in which the BST bill pages are printed. The

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                                           VERSION FINAL. SEPTEMBER 3, 2003

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EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


              BILLING AND COLLECTIONS SERVICES OPERATING AGREEMENT
                         BETWEEN BELLSOUTH AND CINGULAR
--------------------------------------------------------------------------------

         Client is responsible for the correct spelling, grammar, editing, and special characters of all foreign language text to be printed on the End-User's bills.

         If the Client elects to provide foreign language text, Client shall pay for all additional program modifications and testing which may be required. All such requests to support foreign language text will be handled on an ICB. Testing must be completed in FLEX and CRIS before the table entry to allow Spanish bill will be updated.

 15.     AGE OF CHARGES

         Client agrees not to send to BST charges more than 90 days old except roaming charges. The 90 day age of charge will be based on the date the charge was incurred by the End-User compared to the billing date for the BST bill on which the Client's charges will be included. Credits for charges should be submitted to BST no more than 30 days from when the Adjustment was issued by the Client. Should BST receive invoices with messages greater than 90 days old, where regulatory rules govern age of messages, they will be returned as unbillable.

16.      END-USER DISPUTES

         It is not the intent of the Parties for BST to become involved in disputes between Client and its End-Users. In the event an End-User contacts BST with a dispute of Client changes and refuses referral to the Client Inquiry number, BST will contact the Client via an initial SP/BOC Memo, on behalf of the End-User.

         BST will notify the Client of a dispute, within thirty (30) days of customer's claim, via an initial SP/BOC Memo, of a dispute. The Client has 35 calendar days to resolve the End-User dispute. In the event Client sustains, with adequate documentation compliant with BST SP/BOC methods and procedures, the amount of the dispute on the End-User customer bill (no adjustment warranted), BST agrees to sustain same charges upon customer inquiry into BST service centers. If the customer then refuses to pay the disputed charges, a final recourse will be issued and an SP/BOC will be sent to Cingular as notification. If Client sustains disputed Client charges, Client will provide in it's substantiation documentation to BST, a description of the action(s) taken, result of the investigation(s) and reason(s). If the Client fails to respond to BST within the 35 calendar day time frame, BST will issue a final SP/BOC Memo to adjust and recourse the amount to the Client. If necessary for BST to initiate adjustments to the End-User for Client services, and credit for taxes is included, such tax shall be calculated by BST based on mutually agreeable procedures with tax amounts reported to Client for disposition. In the case that the End-User inadvertently receives the same Adjustment more than once, the Party responsible for any corrective action will be determined on an ICB.

         Unresolved or recurring disputes from an End-User regarding Client billing between BST and the Client could result in suspension or termination of the combined billing arrangement for that End-User on behalf of the Client. If the End-User is removed from the combined

                                                                              11
                                          VERSION FINAL. SEPTEMBER 3, 2003

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


              BILLING AND COLLECTIONS SERVICES OPERATING AGREEMENT
                         BETWEEN BELLSOUTH AND CINGULAR
--------------------------------------------------------------------------------

         billing arrangement, the Client is responsible for excluding the End-User billing from billing data sent to BST.

         For enrollment disputes where BST or Client initiates combined billing to a BST account holder other than the intended End-User, Client charges for the given period will be recoursed to Client. BST will make every effort to recourse these charges in a timely manner. Client will be notified within 90 days from End-User notification to BST of a disputed enrollment. If BST fails to notify Client within 90 days of learning about the inaccurate billing, BST shall be responsible for any incorrectly billed Client charges. If End-User notification to BST of an enrollment dispute exceeds 90 days, fraud assessment and profile procedures will apply, up to and including recourse of fraudulently billed amounts to Client.

         Client-initiated Adjustments to Client charges appearing on the Client bill pages will be prepared and entered by Client and will be passed to BST via the FLEX adjustment feed. Adjustments submitted by Client will be applied to the End-User's wireless charges.

17.      INQUIRY

         The services provided under this Agreement do not include the provision of billing inquiry services. For certain End-User accounts with Client billing, billing inquiry services may be provided under a separate Affiliated Company Agreement. For purposes of this Agreement, the billing inquiry service provided under said separate Affiliated Company Agreement are viewed as provided by the Client.

         The Client will provide its End-Users with the ability to inquire about billed accounts to the Client. Client will provide a toll-free inquiry number for any Client charges appearing in a BST bill envelope. If an End-User calls BST to ask about Client charges, BST will refer the End-User to the Client Inquiry Number. General questions, such as bill date, balance, receipt of payment will be answered by BST. Under the terms of this Agreement, BST will not have access to detailed transaction information or Client rate schedules and will not be able to respond to questions of this nature. If an End-User refuses to contact the Client, BST will forward the issue to the Client so the Client can initiate an End-User contact. The Client will contact the End-User as soon as possible after notification by BST.

18.      COLLECTIONS AND TREATMENT

         A. BST will pursue the single balance due and the charges of both Parties included therein with equal aggressiveness and application of all BST Collection and Treatment resources and processes. In collection amounts due for services provided by the Client, BellSouth, or its contractors or agents, will use its internal Treatment and Collection processes as well as third party collection management efforts in collecting amounts due for Client service charges and Adjustments billed in the BellSouth End-User Bill.

                                                                              12
                                          VERSION FINAL. SEPTEMBER 3, 2003

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


              BILLING AND COLLECTIONS SERVICES OPERATING AGREEMENT
                         BETWEEN BELLSOUTH AND CINGULAR
--------------------------------------------------------------------------------

         B. "Treatment" is action taken by BellSouth to collect delinquent or unpaid amounts associated with End-User accounts. This action may include, but is not limited to:

                  1). Sending notices/letters,
                  2). Making collection calls,
                  3). Posting payments and Adjustments, and/or
                  4). Negotiating satisfactory payment arrangements with End
                      Users.

         C. BellSouth collection activities will begin after BellSouth has exhausted Treatment efforts. Collection activity is the referral of End-User accounts with outstanding balances to third party collection management companies. BellSouth refers to a collection management company as an 'Outside Collection Agency' ('OCA'). The OCA charges incurred by BST for the recovery of BST and Client billed revenue will be allocated between the Parties based the percent of BST and Client billed revenue on the identifiable recovered accounts. BST will deduct Client's allocated portion of the OCA Charges from its Settlement amount due, as set forth in Section 22, the month following the month BST pays the OCA for services.


         D. Additionally, BST will determine if unregulated charges for Client are involved in the balance during the treatment process. When an account comes into treatment, BST will compare the Client's balance as shown on the End-User's Accounts Receivable record established for the account. If the balance exceeds a mutually agreed upon threshold, BST will notify the Client to suspend their End-User's service. After notification from BST, the Client will suspend the End-User's service and notify BST that this has been done.

                  If non-payment of regulated wireline services results in denial of wireline service by BST, and there are Client charges on the same account, BST will notify the Client that BST has taken this action and Client agrees to suspend the Client's End-User's service.

                  BST will notify Client when sufficient payment has been received in order to restore the Client service. Once BST has notified the Client of its receipt of payment, the End-User service must be restored within two (2) hours by Client. The Client shall not restore End-User service without notification from BST that the End-User balance has been satisfied.


         E. The Parties agree to meet at a minimum on a quarterly basis. The purpose of this meeting includes, but is not limited to examining the relative collections performance experienced in combined billing experienced in this channel compared to performance experienced in Client's Direct billing channel, investigating and managing improvement opportunities, and discussion of current Collections issues. BST agrees to share information on its collection and treatment practices and processes for purposes of identifying improvement opportunities.

                                                                              13
                                           VERSION FINAL. SEPTEMBER 3, 2003

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


              BILLING AND COLLECTIONS SERVICES OPERATING AGREEMENT
                         BETWEEN BELLSOUTH AND CINGULAR
--------------------------------------------------------------------------------

19.      NO DENIAL OF WIRELINE TELEPHONE SERVICE

         Client acknowledges that the Service provided pursuant to this Agreement is not related to BST's provision of telephone service to the public and that BST cannot and will not disconnect BST End-User's services for non-payment of Client charges. Where required by regulatory requirements, or Company policy, a statement on the bill will clearly indicate to the End-User that failure to pay Client's charges will not result in disconnection of regulated telephone service.

20.      OPERATING PROCEDURES

         BST will provide the Client with operating procedures for the functions associated with the provisioning of this Agreement. These procedures include but are not limited to:

         A.  Settlements procedures
         B.  Treatment and Collections
         C.  Data format requirements
         D.  Data exchange procedures
         E.  Management reports

         BST may revise or modify its Operating Procedures from time to time. If a BST revision to its Operating Procedures impacts the Clients Operating Procedures, such a revision will be mutually agreeable to both Companies. If a BST revision to its Operating Procedures does not impact the Clients Operating Procedures, Client will be informed of such revision and provided the opportunity to comment. When such Operating Procedures are revised, the Client will be provided with revised documentation.

21.      ACCOUNTS RECEIVABLE

         A.       COMMITMENT TO PURCHASE AND SELL CLIENT ACCOUNTS RECEIVABLE

                  Client agrees to sell, assign and transfer to BST, and BST hereby agrees to purchase from Client, all of Client's right, title, and interest in and to Client Accounts Receivable to be placed on BST's bill in the performance of this Agreement. The purchase of Client Accounts Receivable by BST shall not constitute an assumption or acceptance by BST of any representation, warranty, obligation, or liability of Client with regard to any Client Accounts Receivable, or the Client product or service related thereto. During the term of this Agreement, Client shall sell, assign and transfer to BST and BST shall purchase from Client each and every such Account Receivable to be placed in the BST bill.

         B.       CLIENT ADJUSTMENTS AND REPURCHASE COMMITMENT

                  The Client agrees to repurchase from BST, and BST agrees to sell, assign and transfer to the Client all of BST's right, title and interest in any amount previously billed and purchased by BST which is the subject of a Client Adjustment per the conditions stated herein. The repurchase price shall be equal to the amount of the Client Adjustment. The

                                                                              14
                                           VERSION FINAL. SEPTEMBER 3, 2003

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


              BILLING AND COLLECTIONS SERVICES OPERATING AGREEMENT
                         BETWEEN BELLSOUTH AND CINGULAR
--------------------------------------------------------------------------------

                  repurchase price shall be considered to have been paid by the Client on the Due Date of the Accounts Receivable Settlement Statement which reflects the amount of the Client Adjustment as an element of the Aggregate Purchase Price of the Client Accounts Receivable covered by the Settlement Statement.

                  Dispute adjustments applied by BST are limited as described in
                  Section 16.

                  All Client initiated Adjustments (RTAs) to Client charges appearing on the Client bill pages will be prepared and entered by Client and will be passed to BellSouth via FLEX.

         C.       CLIENT UNCOLLECTIBLE REVENUES

                  BST will purchase the value of the invoices/charges or the Accounts Receivable when the data is received and accepted.

                  After the purchase of the Client's Accounts Receivable, a portion of the same Accounts Receivable may prove to be uncollectible for BST eight to nine months from the date of purchase after all standard treatment and collection activities have been exhausted. In such circumstances THE UNCOLLECTIBLE REVENUE WILL BE RECOURSED IN FULL TO CLIENT THROUGH THE SETTLEMENT PROCESS AS REALIZED NET BAD DEBT. The process from receipt of billing to write-off averages approximately nine ("9") months.

                  These provisions for full recourse of uncollectible revenue as Realized Net Bad Debt will apply to all Client charges and credits submitted by invoice and Adjustments through BST's Flexible Invoicing System for Host Carrier Identification
                  Code ("CIC") AC00 and Traffic CIC's AC01 and AC11. If, in the future, the Parties modify or expand the business relationship and desire to change this term, the Parties agree that such change must be mutually agreed upon in either an amendment to this agreement or in another agreement prior to effecting such change and the Client acknowledges that this may require the establishment of another "CIC". Uncollectibles recourse will begin on the September 2003 PAR statement, (associated with December 2002 revenues), due to the estimated nine-month lag between billing and Net Bad Debt write-off.

                  When Client charges appear on a BST customer bill, the Client amount becomes a part of the "total balance due". If an End-User fails to clear the total balance due, then subsequent bills do not detail the remaining amount due by entity designation ( i.e. BST, Client, etc.).

                  BST procedures allow analysis of the account when and if the account becomes past due or uncollectible. This analysis determines what amounts owing, if any, are due to Client charges based on the billing history of the uncollectible amount. Client charges that become uncollectible are fully recourseable to the Client.

                  Should BST recover any portion of the revenue after it has been written off, BST will share such recoveries with Client based on an apportionment of the actual Client billed revenue on the customer account. BST will pass such recoveries to Client by reducing the realized Net Bad Debt amount for the Settlement reporting period.

                                                                              15
                                           VERSION FINAL. SEPTEMBER 3, 2003

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


              BILLING AND COLLECTIONS SERVICES OPERATING AGREEMENT
                         BETWEEN BELLSOUTH AND CINGULAR
--------------------------------------------------------------------------------

                  Existing payment allocation methodology will be used to apportion End-User payments to Client revenues in the event an End-User makes a partial payment on the total BST balance due. For Treatment purposes only, Regulated services receive payment application prior to unregulated services. Payments to satisfy unregulated balances are apportioned in the same proportion as the percentage of the unregulated balance attributed to each provider, oldest charges receiving payments first. For Net Bad Debt determination, the balance being written off is apportioned in the same proportion as the percentage of the total (regulated plus unregulated) balance attributed to each provider. Net Bad Debt apportionment occurs at the individual end user account level if the billing history is available and at the RAO level if the end user account billing history is not available.

         D.       COLLECTION OBLIGATIONS AFTER RECOURSE

                  BST relinquishes it collection obligations back to Client after BST adjusts a Client charge off an End-User account and recourses the revenue to Client as a post billing adjustment. After BST relinquishes its obligations Client may pursue independent collection activities. Client collection activities will not include any reference to BST other than a statement that such Client charges were initially billed in the BST End-User bill.

                  When BST recourses an Uncollectible amount to Client as Realized Net Bad Debt, BST does NOT relinquish its collection obligations back to Client. Consequently, Client will not pursue any independent collection activities of Realized Net Bad Debt after receipt of the recourse amount.


         E.       REPORTING OF UNCOLLECTIBLE REVENUE TO CLIENT

                  A summary report of the realized uncollectibles will be provided on a standard monthly report and attached to the Purchase of Accounts Receivable ("PAR") statement. Additionally, if desired by Client, BST will provide Client a monthly uncollectible reporting in EMI record format detailing the write offs and recoveries.

22.      SETTLEMENTS AND BILLING AND COLLECTIONS CHARGES

         A.       The Settlement Amount will be calculated as follows:

                  Amount of Client billing charges accepted for the report month
                  -  Total End-User Adjustments for the report month
                  -  Total Unbillable charges for the report month
                  -  Total uncollectibles for the report month
                  -  OCA Expense
                  -  Total Other Charges and Credits for report month
                     ------------------------------------------------
                  =  Net Settlement Amount

                                                                              16
                                           VERSION FINAL. SEPTEMBER 3, 2003

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


              BILLING AND COLLECTIONS SERVICES OPERATING AGREEMENT
                         BETWEEN BELLSOUTH AND CINGULAR
--------------------------------------------------------------------------------

         B. BST will mail the settlement statement in time for it to be received by the Client by the sixteenth (16) workday of the month following close of the report month. If the calculated settlement indicates BST owes Client, the electronic funds transfer or settlement check will be processed so as to be received by Client by the last workday of the month following the report month. In the event Client remittance is not paid in full by the date contained in the paragraph herein, interest charges shall apply as set forth in Section 53 relative to charges owed to Client by BST. If the calculated settlement indicates Client owes BST, Client will remit the amount due to be received by BST within thirty days following report month close. If payment is not received within thirty days, interest charges will apply as described in Section 53 of this Agreement. Upon written notification by BST to Client, BST may, in its sole discretion, suspend billing services if outstanding charges are not paid in full on time as described herein.

                  If agreed to by the Parties, electronic funds transfer may be used to accomplish the settlement.

         C. The BST Billing and Collections Services billing will be accomplished via the Cost Based Billing (CBB) system. This is the standard affiliate inter-company settlements process. The BST charges for billing services rendered to the Client will be billed by the BST Cost Based Billing group (CBB) on behalf of BST. The charges for services rendered will be billed the month following the month the charges are incurred. The billing services provided by BST will be billed at the rates set forth in Attachment 1. The charges calculated by the CBB group for services provided by BST to the Client will be processed through the BellSouth Global Inter-Company Settlement (GIS) system.

                  BST will generate billing by the thirtieth (30th) day of the month following the month charges are incurred, and as set forth in Attachment 1. Payment is due within thirty (30) days of the posted date of the bill and should be remitted to the BST address shown in Attachment 5. If payment is not received within thirty days, interest charges will apply as described in Section 53 of this Agreement

         D.       Settlement Reserve

                  BST will not require and does not maintain any "Settlement Reserve" against which future uncollectibles or adjustments would be offset. Following termination of this Agreement, Client shall continue to receive recoursed uncollectibles and adjustments for revenues submitted for billing under this Agreement.

23.      SETTLEMENTS OF CLAIMS

         In the event that Client disputes the settlement statement or Billing and Collections Services bill, the Client must submit to BST a documented claim in writing for the disputed amount. The Client will submit any dispute promptly but no later than six (6) months from report month so that the information relevant for the investigation of the dispute may be reviewed

                                                                              17
                                           VERSION FINAL. SEPTEMBER 3, 2003

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


              BILLING AND COLLECTIONS SERVICES OPERATING AGREEMENT
                         BETWEEN BELLSOUTH AND CINGULAR
--------------------------------------------------------------------------------

         by both Parties. Both Parties will use best efforts to resolve the dispute. The responsibilities are as follows:

         A.       DISPUTE DATE AND DOCUMENTATION

                  The dispute date is the date on which BST receives the Client's documented claim in writing. Such documentation must include, at a minimum, but is not limited to:

                  l). The nature of the dispute, including the basis for the Client's belief that the settlement or Billing and Collections Services bill is incorrect

                  2). The amount of money in dispute identified by category; e.g., Billed Revenue, Adjustments

                  3). The report month and the RAO(s) for the settlement statement

                  4). Any applicable transmission dates or sequence pack numbers

                  BST may request the Client to provide any additional information if needed. Any request for additional information will not affect the established dispute date if the Client meets the written documentation requirements stated herein.

         B.       RESOLUTION OF DISPUTE

                  If after investigation of the dispute, the statement in question is found by BST to be correct and the Client concurs with BST's findings, both Parties will consider the dispute settled.

                  If the statement is found to be incorrect by both Parties, the dispute will be settled as follows:

                  1) The amount determined to be the settlement amount for the claim will be documented in BST's findings as the "settlement claim amount".

                  2) If a credit is due the Client, the settlement claim amount due less any disputed amounts associated with the claim withheld by the Client will be credited to the Client on a subsequent settlement. Interest charges will apply as described in Section 53 of this Agreement.

                  3) In the event that payment is due BST, the same provisions as set forth in this section will apply as with payments due the Client. Interest charges will apply as described in Section 53 of this Agreement.

         C.       ESCALATION OF SETTLEMENTS DISPUTE

                  In the event that a settlements dispute is not resolved in a timeframe acceptable to either the Client or BST the dispute should first be escalated to the Contract Administrators and then Cingular's Controller and BST's Accounts Receivable Management-Assistant Vice President. If not resolved by the above, the dispute shall be escalated to the Cingular President and to the BST Vice President-Finance, Chief Financial Officer-Domestic Operations.

                                           VERSION FINAL. SEPTEMBER 3, 2003

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


              BILLING AND COLLECTIONS SERVICES OPERATING AGREEMENT
                         BETWEEN BELLSOUTH AND CINGULAR
--------------------------------------------------------------------------------

24.      TAXES

         All taxes including but not limited to Federal, State, or local sales, use, excise, gross receipts or other taxes or tax-like fees imposed on or with respect to Client's services, excluding however, advalorem property taxes, state and local privilege and license taxes based on gross revenue, taxes measured by net income, and any taxes or amounts in lieu of the foregoing excluded items, are hereinafter collectively referred to as "Taxes", unless otherwise specifically named.

         BST shall print and bill in the format required and the time frame specified, applicable Taxes, as provided by Client to BST, to End User Customers, as mutually agreed upon. Client shall calculate and provide to BST all applicable taxes related to Client's services.


         BST shall collect taxes computed by Client from End User Customers on Client's behalf and remit such Taxes to Client through the settlement process.

         BST shall not remit Taxes to Client when it is not able to do so as a result of legal restrictions; however, Client reserves the right to challenge such determination.

         BST shall not be entitled to retain or receive any statutory fee or share of Taxes that the person collecting or remitting such Taxes is entitled under applicable law.

         BST is providing this service for a specific fee. BST shall not report related Client's revenues as its own receipts for gross receipts tax purposes or any other tax purposes.

         BST shall not be responsible for calculating and billing any foreign state taxes associated with a jurisdiction where the call originates in a state other than the billing state, unless the foreign state tax information is calculated by Client and provided to BST for printing on End User Customers bill.

         Should any Federal, State or local jurisdiction determine that sales, use, gross receipts or any other taxes (including interest, penalties, and surcharges thereon) are due by BST as a result of BST's provision of this service and such taxes have not already been billed by BST and paid by Client, BST shall advise Client and Client shall be liable for any such tax, interest, penalties and surcharges, and Client shall immediately reimburse BST the amount of such tax, interest, penalties and surcharge paid by BST. If Client disagrees with BST's determination that any taxes are due by BST as a result of BST's provision of this service, Client shall, at its option and expense (including immediate payment of any such assessment), have the right to seek a ruling as to the inapplicability of any such tax or to protest any assessment and participate in any legal challenge to such assessment, but shall be liable for any tax, penalty, surcharge and interest ultimately determined to be due.

         All communications with taxing authorities regarding Taxes applicable to Client shall be the responsibility of the Client.

         Client understands and agrees that BST is merely providing Services with respect to the billing and collection of Taxes hereunder.

         Client shall file all tax returns and pay or remit all such Taxes to the imposing authority.

                                           VERSION FINAL. SEPTEMBER 3, 2003

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EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


              BILLING AND COLLECTIONS SERVICES OPERATING AGREEMENT
                         BETWEEN BELLSOUTH AND CINGULAR
--------------------------------------------------------------------------------

TAX INDEMNITY AND RECOURSE

BST agrees to pay and hold Client harmless from and defend (at BST's expense) Client from and against any liability or loss resulting from tax, penalties, interest, additions to Tax, or other charges or payable expenses (including reasonable attorney's fees) incurred by Client as a result of:

         l). The failure of BST to bill End User Customer Taxes as required by Client through the Invoice Billing Service; or

         2). BST's recalculation or alteration of Taxes sent to BST through the Invoice Billing Service. This sub-paragraph does not apply to recourse adjustments initiated by BST or to adjustments received by other than the mechanized Invoice Processing feed.

Such indemnity shall be provided to Client on an after Tax basis.

Client shall indemnify and hold harmless, and defend (at Client's expense) BST from and against any liability or loss resulting from any Taxes, penalties, interest, additions to Tax, or other charges or payable expenses (including reasonable attorney's fees) incurred by BST as a result of:

         1). Client's failure to pay any Tax or file any return or other information as required by law or the Agreement; or,

         2). BST complying with the Agreement or with any determination or direction by or advice of Client provided in writing by Client or BST correctly using information provided in writing by Client in performing any Tax-related service hereunder; or

         3). BST acting or failing to take any action with respect to any Tax which is subject of the Agreement.

Notwithstanding, the above, such indemnity is conditioned upon BST providing Client or Client providing BST with notice (which notice shall be given allowing the Party time to file a response, but in no event more than 10 business days of receipt of assessment) of any additional Tax, penalties, or interest due with respect to this Agreement. BST shall receive a copy of all filings in any such proceeding, protest or legal challenge, all rulings issued in connection therewith and all correspondence between Client and the taxing authority.

If Client disagrees that any Taxes are payable by BST, disagrees with an assessment of any additional Taxes, penalties, interest, additions to Tax surcharges, or other charges or payable expenses due by BST as a result of BST's billing to Client for services under this Agreement, Client shall, at its option and expense (including, if required by a taxing authority, payment of such Tax, penalties and interest prior to final resolution of the issue have the right to seek administrative relief, a ruling, judicial review (in a manner deemed appropriate by Client), as to the applicability of any Tax, penalty or interest, or to protest any assessment and direct and legal challenge filed with the Internal Revenue Service or in a court of Law such assessment, and shall be liable hereunder for any such amount ultimately determined to be due.

                                           VERSION FINAL. SEPTEMBER 3, 2003

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EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


              BILLING AND COLLECTIONS SERVICES OPERATING AGREEMENT
                         BETWEEN BELLSOUTH AND CINGULAR
--------------------------------------------------------------------------------

         Any legal proceeding or any other action with respect to BST and with respect to any asserted Liability or additional taxes due by BST shall be under BST's direction, but Client shall be consulted. Any legal proceeding or any other action with respect to Client and with respect to any asserted liability of additional taxes due by Client shall be under Client's direction, but BST shall be consulted. In any event, both Client and BST shall fully cooperate with each other as to the asserted liability. Client shall bear all the costs of any such action undertaken at its specific request. BST shall bear the costs of any such action undertaken absent such a request from Client.

25.      FUTURE ENHANCEMENTS

         Once the Client's initial service establishment is complete for the service purchased under this Agreement, the Client may request enhancements and/or modifications to its service. There are cases when additional work is required due to Client requests such as new bill phrases, new product billing, re-sends of data, etc. All such Client requests will be handled as additional work requests unless the work is a result of changes initiated by BST.

         The Client should provide a written request completely detailing the service modifications needed. If more information is needed by BST, BST will provide Client with a list of questions and issues. Once complete specifications are provided by Client, BST will provide a response with the time and cost estimate.

         The Client will have up to forty (40) working days to provide written authorization concurring with BST's time and cost estimate and authorizing BST to begin the work. The timeframe for implementation will be dependent upon receipt of written authorization to proceed. The cost for performing the enhancement will be billed to the Client on its billing and collections statement for portions of the work as they are completed by BST. This billing will typically be one month in arrears. (Ex. billing for work undertaken for a project in January will be billed on the February bill.) If the Client cancels a request, it will be billed for the work completed to date of cancellation.

         Client modifications requested may also require additional recurring processing expense for BST. In those cases, new recurring rates may be established or the rates for existing rate elements may be increased.

         The Client will be charged at rates set forth in Attachment 1 for the non-recurring development work required for BST to develop and implement the request.

         TESTING

         New procedures, which require mutual testing, must be coordinated by both Parties and a mutually acceptable test schedule timeline and frequency established. Since future enhancements are determined on an ICB, testing must be included in this process.


                                           VERSION FINAL. SEPTEMBER 3, 2003

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--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


              BILLING AND COLLECTIONS SERVICES OPERATING AGREEMENT
                         BETWEEN BELLSOUTH AND CINGULAR
--------------------------------------------------------------------------------

26.      LIMITATION OF LIABILITY

         The Client agrees that BST assumes no liability for any action or claim arising out of BST's billing or determination to refuse to bill any of Client's charges. The liability of BST for damages arising out of mistakes, omissions, interruptions, delays, errors or defects in rendering services hereunder and not caused by the negligence of the Client shall in no event exceed an amount equivalent to the proportionate charges to the Client for the service which was affected by such mistakes, omissions, interruptions, delays, errors, or defects. Neither Party shall be liable for lost profits, lost savings or other such damages, including without limitation special, exemplary, indirect, incidental or consequential damages arising out of or in connection with this Agreement or in connection with either Party's failure to perform its obligations hereunder.

27.      INDEMNITY

         Both parties represent and warrant that any data files which are to be processed by either company and any bill or notice formats comply with the criteria and requirements set forth in this Agreement, any governmental laws, codes and regulations, and any attachments, exhibits, addendum's, amendments and good business practices. Each Party shall defend at its own expense and indemnify and hold the other Party harmless from all claims, lawsuits, actions, complaints, damages, demands, liabilities, penalties, interest and expense, (including reasonable attorney's fees) arising out of either company's breach of the foregoing representation and warranties.

28.      WARRANTY DISCLAIMER

         THERE ARE NO WARRANTIES, EXPRESS OR IMPLIED (INCLUDING ANY REGARDING MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE) NOT SPECIFIED HEREIN RESPECTING EQUIPMENT FURNISHED OR SERVICES PERFORMED UNDER THE AGREEMENT.

29.      CONFIDENTIALITY AND PUBLICITY

         A. All business-sensitive and competitive information disclosed by Client or BST during the negotiation of this Agreement as well as information generated during the performance of the Services covered by this Agreement are considered proprietary and confidential to the disclosing Party and shall not be disclosed to a third party. Also, neither Party shall use information except to perform duties pursuant to this Agreement. Each Party shall use the same standard to protect such information as it uses to protect its own similar confidential and proprietary information unless such information was previously known to the other Party free of any obligation to keep it confidential, or has been or is subsequently made public by either Party or a third party.

         B. Unless otherwise required by applicable law or regulatory agency, each Party agrees that it shall not, without the prior written consent of the other Party, make any news release,



                                           VERSION FINAL. SEPTEMBER 3, 2003

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--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


              BILLING AND COLLECTIONS SERVICES OPERATING AGREEMENT
                         BETWEEN BELLSOUTH AND CINGULAR
--------------------------------------------------------------------------------

                  public announcement, or denial or confirmation of the whole or any part of their agreement which names the other Party, or an affiliated company of the other Party.

         C. The Parties acknowledge that this Agreement contains confidential information which may be considered proprietary by either or both Parties, and agree to limit distribution of this Agreement to those individuals in their respective organizations, and in their affiliated companies, with a need to know the contents of the Agreement or to meet the requirements of a court, regulatory body or government agency having jurisdiction over either Party provided that such Party will seek commercial confidential status for the Agreement to the extent such designation can reasonably be secured.

30.      TRADEMARKS, TRADE NAMES AND SERVICE MARKS

         BST agrees to submit to Client all advertising, sales promotions, press releases, and other publicity matters relating to this Agreement or mentioning or implying the trade names, logos, trademarks or service marks (collectively called "Marks") of Client or language from which the connection of said Marks therewith may be inferred or implied, or mentioning or implying the names of any personnel of Client. BST further agrees not to publish or use such advertising, sales promotions, press releases, or publicity matters without Client's prior written consent.

         A.       LICENSE FOR MARKS.


                  The Parties retain exclusive ownership of their trademarks, service marks, logos and trade names ("MARKS"). Client hereby grants to BST a personal, nonexclusive, limited right, assignable only as provided within this Agreement, to reproduce Client's Marks for use as defined herein and as necessary for fulfilling any obligations or exercising any rights under this Agreement. Client agrees that BST may affix such Client Marks to materials provided for hereunder. BST shall strictly adhere to all graphic standards and marking requirements required by Client as may be revised or supplemented from time to time. In the case of BellSouth's Marks, the parties acknowledge that any license to use applicable BellSouth marks must be obtained from BellSouth's corporate affiliate, BellSouth Intellectual Property Marketing Corporation.

                           1). Client and its Affiliated Companies' trade names, logos, trademarks and service marks are the property of Client. In response to Client's request to have BST affix certain trademarks, trade names, logos, symbols, decorative designs, (hereinafter collectively called "Marks") to the material furnished hereunder, Client hereby grants to BST a personal, nonexclusive, limited right, assignable only as provided within this Agreement, to reproduce and affix Client's Marks for use as defined herein and as necessary for fulfilling any obligations or exercising any rights under this Agreement. BST shall strictly adhere to all graphic standards and marking requirements required by Client as may be revised or supplemented from time to time.


                                           VERSION FINAL. SEPTEMBER 3, 2003

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--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


              BILLING AND COLLECTIONS SERVICES OPERATING AGREEMENT
                         BETWEEN BELLSOUTH AND CINGULAR
--------------------------------------------------------------------------------

                           2). BST's and its Affiliated Companies' trade names, logos, trademarks and service marks are the property of BellSouth Intellectual Property Corporation ("BIPCO"). In response to BST's request to have Client affix certain trademarks, trade names, logos, symbols, decorative designs, (hereinafter collectively called "Marks") to the Material furnished hereunder, Client agrees to comply with the terms of the Trademark License Agreement attached as Appendix A. Client shall not affix, use, or otherwise display such Marks on the Material or use the Marks in any manner inconsistent with the terms of the Trademark License Agreement. BIPCO shall retain all right, title, and interest in any and all Marks, packaging design and finished artwork provided to BST.

                           3). Neither party will use the name, logo, trademarks or service marks of the other Party without obtaining advance written approval from the other party regarding such use, including use in a domain name. The request for approval will include the specific copy for which use is proposed.

         B.       OWNERSHIP OF WORK PRODUCT

                  "Work Product" means all software (object and source code), technical information, inventions, discoveries, improvements, methods, techniques, training material, processes, specifications, works of authorship, documentation, data format and other information conceived, developed or first reduced to practice by a Party, its employees, consultants or representatives, under or resulting from this Agreement. Unless otherwise agreed to by authorized representatives of the Parties, in writing, in advance of the creation of the Work Product, the Party developing such information shall own all right, title, and interest, including copyright, in and to the Work Product.


         C.       CONFIDENTIALITY

                  It may be necessary for BST to provide Client with certain proprietary and confidential information, specifically software containing data format information, solely for the purpose(s) of data exchange. Client may share data format information with its partner companies provided both Client and partner companies agree that each shall protect the information from any use, distribution or disclosure except as permitted hereunder. Client and its partner companies will use the same standard of care to protect the information as its uses to protect its own similar confidential and proprietary information, but not less than a reasonable standard of care. Client may provide data format information only to its partner companies who: (i) have a substantive need to know such information in connection with this Agreement; (ii) have been advised of the confidential and proprietary nature of such information; and (iii) have personally agreed in writing to protect from unauthorized disclosure all confidential and proprietary information, of whatever source, to which they have access in the course of their employment.

                                           VERSION FINAL. SEPTEMBER 3, 2003

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CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


              BILLING AND COLLECTIONS SERVICES OPERATING AGREEMENT
                         BETWEEN BELLSOUTH AND CINGULAR
--------------------------------------------------------------------------------

31.      SOFTWARE

         The Parties or their contractors or agents may develop specifications, drawings, documentation, concepts, methods, techniques, processes, adaptations and ideas including, but not limited to software (hereinafter "Software") for the purpose of rendering Services under this Agreement. Unless otherwise agreed by authorized representatives of the Parties, in writing, in advance of the creation of the Software, the Party developing such information shall own all right, title, and interest, including copyright, in and to the Software.

         The Client may share data format information for the purpose of data exchange with its partner companies provided those companies use the formats internally only.

32.      ASSIGNMENT

         Neither Party shall assign any right, obligation or duty, in whole or in part, or any other interest hereunder, without the written consent of the other Party, which consent shall not be unreasonably withheld. Provided, however, that either Party, may, without the other Party's consent, assign this Agreement to any of its Affiliated Companies or may subcontract the performance of any of its obligations hereunder to such an affiliate company provided that such affiliate is financially and technologically able to perform the Assignor's duties under this Agreement. If assigned to an Affiliated Company by BST, this Agreement, and rates contained herein, may be modified by mutual agreement by the Contract Administrators for BST and the Client. If new terms and conditions cannot be mutually agreed upon, either Party may terminate this agreement without any further liability hereunder other than for services previously rendered.

         Client understands and agrees that at its sole discretion, BST may delegate any duty in this Agreement to an affiliate for such affiliate to perform on behalf of BST.


33.      AUTHORIZATION TO CONDUCT BUSINESS


         A. Client and BST shall comply with the provisions of all applicable federal, state, county and local, laws ordinances, orders, tariffs, regulations and codes. The Parties shall indemnify each other for, and defend each other against, any loss or damage sustained because of the indemnifying Party's noncompliance.

         B. The Parties shall obtain and keep current all federal, state, and local licenses or approvals that may be required for the performance of this agreement. Upon request, copies of all required licenses and approvals shall be furnished to each other. If either Party does not comply with such a request within thirty (30) days, the other Party shall have no further duty to perform pursuant to this Agreement. Client and BST shall indemnify, defend and hold each other harmless against any loss, cost, or damages (including attorney's fees) sustained as a result of either Party's failure to obtain or comply with any necessary licenses or approvals.

                                           VERSION FINAL. SEPTEMBER 3, 2003

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--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


              BILLING AND COLLECTIONS SERVICES OPERATING AGREEMENT
                         BETWEEN BELLSOUTH AND CINGULAR
--------------------------------------------------------------------------------

         C. BST shall obtain and keep current all federal, state and local licenses or approvals and comply with other such regulations as may be applicable to the billing performed by BST hereunder.

         D. This Agreement applies to End-User customers to which Client chooses to provide combined billing for Client-provided services in the BST operating territory. Such billing may include amounts for services approved per procedures described in Section 14 that are provided by third parties but relate specifically to the service provided to the End-User by Client. This Agreement cannot be used to bill charges belonging to other third parties.

         E. The Agreement applies to billing and collections services in the BST operating territory which encompasses the nine states of Alabama, Kentucky, Louisiana, Mississippi, Tennessee, Florida, Georgia, North Carolina and South Carolina. It also includes limited areas in adjacent states to the extent that BST has existing customers to whom it sends bills and any other areas where Client may operate in the future within the BST operating territory.


34.      NOTICES AND DEMANDS

         A. Except as otherwise provided under this Agreement or in the attachments hereto, all notices, demands or requests which may be given by one Party to the other Party shall be in writing and shall be deemed to have been duly given on the date delivered in person or deposited, postage prepaid, in the United States mail via verified mail return receipt requested or sent by telex or cable and addressed as follows:

                  BST:             BellSouth ARM Billing & Collections
                  Name:            Cingular B&C Account Manager
                  Address:         1025 Lenox Park 8B77
                  City/State/Zip:  Atlanta, Georgia 30319

                  Client:          Controller
                  Name:            Cingular Wireless LLC.
                  Address:         5565 Glenridge Connector
                  City/State/Zip:  Atlanta, Georgia  30342

         B.       Tax related notices should be sent to:

                  BellSouth:      Director - State and Local Taxes
                  Name:           BellSouth Corporation
                  Address:        Room 16J07
                                  1155 Peachtree St. NE
                  City/State/Zip: Atlanta, Georgia 30309-3610


                                                                              26
                                          VERSION FINAL. SEPTEMBER 3, 2003

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--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


              BILLING AND COLLECTIONS SERVICES OPERATING AGREEMENT
                         BETWEEN BELLSOUTH AND CINGULAR
--------------------------------------------------------------------------------

         C. The above addresses may be changed by written notice given by such Party to the other Party pursuant to this section.

35.      NO THIRD-PARTY BENEFICIARIES

         This Agreement is not intended to create any third-party beneficiary rights and shall not provide any person not a party to this Agreement with any remedy, claim, liability, reimbursement, cause of action or other right.

36.      TERMINATION UPON EVENT OF DEFAULT BY A PARTY

         A. Upon the occurrence of an event of default (as hereinafter defined) by a Party, and so long as such event of default shall be continuing, the aggrieved Party may elect to give notice to the defaulting Party that the Agreement is terminated and, if the aggrieved Party shall elect, proceed by appropriate court action, either at law or in equity, to recover damages for the breach thereof. The occurrence of any of the following shall constitute an event of default:

                  1). Any Party shall fail to pay any amounts due under this Agreement and such failure to pay shall continue for more than thirty (30) business days after written notice from the aggrieved Party.

                  2). Any representation or warranty made by a Party in this Agreement or in any report, certificate, financial statement or other statement furnished pursuant to the provisions of this Agreement or otherwise, shall prove to have been false or misleading in any material respect as of the date on which the same was made.

                  3). Any Party shall fail in any material respect to duly observe or perform any covenant, condition or agreement made by it in this Agreement and shall continue to fail to do so for a period of thirty (30) business days after receipt of written notice thereof.

                  A "business day" or "Working day" shall mean a calendar day, excluding Saturdays, Sundays, and all holidays celebrated by BST. On an annual basis, prior to the beginning of each calendar year, BST shall provide Client a list of said holidays.

         B. The foregoing does not represent the sole and exclusive remedy of a Party upon the occurrence of an event of default by another Party.

37.      AGREEMENT TERMINATION

         Either Party may terminate this Agreement at its sole discretion without cause by providing the other Party with a ninety (90) day written notice.

         Upon discontinuance of services, all charges incurred by the Client will be due to BST. Any settlements owed to the Client will be paid by BST.

                                                                              27
                                          VERSION FINAL. SEPTEMBER 3, 2003

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--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


          BILLING AND COLLECTIONS SERVICES OPERATING AGREEMENT BETWEEN
                             BELLSOUTH AND CINGULAR
--------------------------------------------------------------------------------

38.      OBLIGATIONS SURVIVE TERMINATION

         The Parties agree that the termination of this Agreement pursuant to any provision or section hereof, or for any other reason, shall not affect or terminate any obligation or liability incurred or assumed by either Party prior to the effective date of termination of this Agreement, and the provisions of this Agreement shall survive its termination with respect to conclusion of any unresolved matters relating to the Services performed prior to termination. Upon termination of this Agreement by either Party for default or convenience, each Party will be responsible for paying any and all outstanding amounts due to the other Party. With respect to Client, these amounts, which must be paid to BST, may include, but are not limited to, unbillables, uncollectibles, unguideables, and Billing and Collections Services charges which relate to services provided under this Agreement, and may include amounts that occur subsequent to the date of termination.

39.      SEVERABILITY OF PROVISIONS

         Except as expressly provided in this Agreement, if any part of this Agreement is held or construed to be invalid or unenforceable, such provision shall be severed from this Agreement and all other terms and conditions of this Agreement shall remain in full force and effect to the extent permissible or appropriate in furtherance of the intent of this Agreement as if such severed provision had never been a part hereof.

40.      UNLAWFUL USE

         The service provided under this Agreement will not be used by the Client for any unlawful purpose. If the Client uses the service for any unlawful purpose, the Client will indemnify, defend and hold the company harmless against any and all damages and expenses, arising in any manner, due to the Client's use of the service in any unlawful way. The Client's use of this service for an unlawful purpose will be grounds for BST to immediately terminate this Agreement without notice.

41.      TERM OF AGREEMENT

         This Agreement shall continue in effect for the term provided in this Agreement. After the primary term expires, unless otherwise terminated by either Party, this Agreement will be extended in one-month increments until terminated. Upon termination by either Party certain charges as specified in this Agreement or attachments and amendments may be applicable. This Agreement will continue to apply to invoices received prior to termination throughout the remainder of the billing month.


                                                                              28
                                          VERSION FINAL. SEPTEMBER 3, 2003

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EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


          BILLING AND COLLECTIONS SERVICES OPERATING AGREEMENT BETWEEN
                             BELLSOUTH AND CINGULAR
--------------------------------------------------------------------------------

42.      FORCE MAJEURE

         Neither Party shall be held liable for any delay or failure in performance of any part of this Agreement from any cause beyond its control and without its fault or negligence, such as acts of God, acts of civil or military authority, government regulations, embargoes, epidemics, war, terrorist acts, riots, insurrections, fires, explosions, earthquakes, nuclear accidents, floods, strikes, power blackouts, volcanic action, other major environmental disturbances, unusually severe weather conditions, inability to secure products or services of other persons or transportation facilities, or acts or omissions of transportation common carriers. Provided, however, that the Party affected by the force majeure shall remedy the delay or failure as quickly as commercially reasonable.

43.      CONFLICT OF INTEREST

         The terms and conditions contained in Attachment 2, Conflict of Interest, are hereby made part of this Agreement.

44.      GOVERNING LAW

         This Agreement shall be deemed to be a contract made and performed under the laws of the State of Georgia, and the construction, interpretation and performance of this Agreement and all transactions hereunder shall be governed by the domestic law of such State.

45.      FRAUD

         Cloning Fraud detection, deterrence, and control procedures are the responsibility of the Client. Subscription Fraud, as defined by BST Security, may be detected by either BST or the Client. The Client agrees to notify BST immediately if Subscription Fraud is detected. BST agrees to notify Client immediately if Subscription Fraud is detected. Any billed revenues involved in fraud that are not adjusted by the Client may be recoursed by BST to the Client.

46.      CLIENT USE OF DATA FORMATS WITH OTHER PARTNERS

         The Agreement hereby acknowledges the Client's use of the BST proprietary data formats for the purpose of data exchange with other combined billing partner companies. These formats may only be used by BST approved partner client entities for this purpose. The Client must secure written non-disclosure agreements to protect this proprietary material from such partner client entities which will utilize BST's proprietary data formats.

47.      AUDITS

         The Client has the right to perform one Audit or Examination annually of BST records relating to services purchased under this Agreement. The Audit or Examination will be at BST locations and in accordance with terms and conditions set forth in this section for all services purchased under this Agreement.


                                                                              29
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EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


          BILLING AND COLLECTIONS SERVICES OPERATING AGREEMENT BETWEEN
                             BELLSOUTH AND CINGULAR
--------------------------------------------------------------------------------


         A.       TERMS AND CONDITIONS

                  1). The Client will initiate an Audit or Examination by giving BST written notification of its intent to perform an Audit or Examination at least 90 calendar days before the Client's desired start date.

                  2).      On Site

                           a). An Audit or Examination will be performed during normal day-shift BST business hours.

                           b). An Audit or Examination is limited to a maximum period of two weeks on-site, provided all key personnel are available at the start and throughout the Audit or Examination.

                           c).      An Audit or Examination is limited to three
                                    (3) states.

                  3).      Miscellaneous

                           a). BST costs for special extractions of Client data will be paid by the Client.

                           b). Each Party bears its own costs and expenses during the Audit or Examination

                           c). If an independent auditing firm is used for the Audit or Examination, the independent firm must sign a non-disclosure agreement with the Client and BST.

                           d). All information exchanged is considered proprietary and its use limited to the audit purpose only unless written agreement is secured from BST and the Client.

                           e). BST will respond to Client Audit findings within mutually agreed-upon timeframes.

                  4).      Handling of Material

                           a). BST and Client materials are considered proprietary and cannot be copied or removed from the premises.

                           b). Observation of BST employees' contacts with End-Users is prohibited.

                           c). Interviews with BST non-management employees are prohibited.

         B.       WRITTEN NOTIFICATION AND TIME FRAME REQUIREMENTS

                  1). The Client will provide BST written notification of its intent to perform an Audit or Examination at least ninety (90) calendar days prior to desired start date. The request must contain the following information:

                           a).      Objective of the Audit or Examination

                           b).      Start date and Duration for on-site
                                    activities

                           c).      Participants Names, Addresses, and Phone
                                    Numbers


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           BellSouth Telecommunications, Inc. and Cingular Wireless LLC,
           effective September 1, 2003

                                                                   EXHIBIT 10.62


              BILLING AND COLLECTIONS SERVICES OPERATING AGREEMENT
                         BETWEEN BELLSOUTH AND CINGULAR
--------------------------------------------------------------------------------

                           d). Scope (may not change once the Audit or Examination begins)

                           e). Data request identifying data or documents to be examined (may not change once the Audit or Examination begins)

                           f). Site or location of Audit or Examination (must be mutually agreeable)

                           g).      Data request sample size

                  2). BST must respond to the Audit or Examination request within fifteen (15) calendar days and acknowledge that the time, location and date are acceptable or, based on good and reasonable cause, change the date to a mutually agreed-upon alternative.

                  3). Once the start date is established, BST will schedule a pre-review meeting within 30 calendar days of the Client receipt of the written notification by BST. The pre-review meeting cannot be less than 45 calendar days before the Audit or Examination. Pre-review activities include but are not limited to:

                           a).      Clarification and concurrence of Client
                                    requests

                           b).      Review of sample documentation

                           c). Concurrence of materials and documents to be provided during the Audit or Examination

         C.       FINAL REPORT AND CLAIM PAYMENT

                  1). Within forty-five (45) calendar days of the Audit or Examination conclusion, the Client will provide to BST a report, in writing, identifying any deficiencies found and documenting any claims associated with the Audit or Examination. If this time frame cannot be met, the Client will negotiate an extension.

                  2). Upon receipt of the report, BST will investigate all findings and claims and provide a written response to the Client within forty-five (45) calendar days of receipt of the Client report. In the event this timeframe cannot be met, BST will negotiate an extension.

                  3). The response will detail BST investigative actions and its proposed resolutions which will be one of the following:

                           a).      No settlement due.

                           b). The Parties concur that a settlement is due the Client from BST.

                           c). The Parties concur that a settlement is due BST from the Client.

                  4). The Client will provide concurrence with or objection to BST written response within forty-five (45) calendar days of receipt of the written response.

         D.       BILLING OF A CLAIM

         BST will include the mutually agreed-upon claim amount and any associated interest payment as described in Section 53 of this Agreement on either a subsequent billing and collection bill or Settlement statement due the Client.


                                           VERSION FINAL. SEPTEMBER 3, 2003

                                                                              31
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EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


              BILLING AND COLLECTIONS SERVICES OPERATING AGREEMENT
                         BETWEEN BELLSOUTH AND CINGULAR
--------------------------------------------------------------------------------

48.      LATE PAYMENT CHARGES ON END-USER ACCOUNTS

         Where authorized by appropriate regulatory agencies, BST will apply late payment charges automatically to End-User bills based on balance due. A late payment charge is applied when any undisputed portion of a previous month's bill has not been paid in full prior to the subsequent bill date. Any payment of these charges by End-User, waiver or adjustment of late payment charges is considered BST revenue and does not involve Client settlements, even though the basis for the late payment charges could include Client invoice revenues. The Client is not permitted to bill late payment charges assessed by the Client on combined bills.

49.      INTEREST ON END-USER ACCOUNTS

         Interest calculated on BST charges or paid by BST to End-Users will not use Client invoice revenues in the basis for calculation. Client End-Users will not receive interest from BST for any Client services. Interest paid to End-Users by the Client must be included in the Client invoice, identified to the End-User, and be represented as a "net" of Client charges when provided to BST on the invoice.

50.      DEPOSITS ON END-USER ACCOUNTS

         If a deposit is required to establish Client service to an End-User, the deposit for Client services must be determined and secured by the Client. Charges for or refunds for deposits may be included in the invoice sent to BST for inclusion in the End-User bill. The Client will be responsible for holding the End-User deposits.

51.      NPA/NXXFile

         BST will provide to the Client a mechanized file of BST NPA/NXX/RAO information for Client use in mapping Client bill cycles to BST bill cycles, if Client desires to do so. This file will be provided each bill cycle of BST (there are 20 bill cycles per month) and will contain the complete set of data each time. If BST revises the specifications for the NPA/NXX/RAO data file, BST will notify Client at least ninety
         (90) days before the changes are implemented.


52.      NPA SPLIT PROCEDURES

         The Client understands that it has multiple options for NPA split notifications. BST recommends that a combination of options be employed by the Client. The Client will be responsible for updating it's NPA/NXX splits.ide NXX information.)

                                           VERSION FINAL. SEPTEMBER 3, 2003

                                                                              32
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EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


              BILLING AND COLLECTIONS SERVICES OPERATING AGREEMENT
                         BETWEEN BELLSOUTH AND CINGULAR
--------------------------------------------------------------------------------

53.      INTEREST ON SETTLEMENTS, CLAIMS, AND LATE PAYMENT.

         A. The interest paid on late payment and claim payment amounts is .67% per month (.0222% per day simple interest) or 8% annually. The resulting amount will be rounded to the nearest penny; i.e., to two decimal places.

         B.       Calculation of Interest Payments

                  1).      Treatment and Collection Services Bills

                           For Treatment and Collection Services bills, the interest rate stated above will be applied as a late payment factor to the portion of the Client payment not received by BST on the payment due date. It is calculated for the number of days from the payment due date to, and including, the date BST receives the full payment from the Client.

                  2).      Treatment and Collection Claim Payments

                           For Treatment and Collection Services bill claim payments, the interest rate stated above will be applied to the amount owed. Interest will accumulate beginning either on the date the written documented claim is received by BST or from the bill payment due date, whichever occurs later.

                  3).      Settlements Payments

                           For Settlements payments, the interest rate stated above will be applied as a late payment factor to the portion of the balance due not received by the Party owed by the Settlement due date. It is calculated for the number of days from the payment due date to, and including the date the Party owed receives full payment from the indebted Party.

                  4).      Settlements Claim Payments

                           For Settlements claim payments, the interest rate stated above will be applied to the amount owed. Interest will accumulate beginning either on the date the written documented claim of the monies in question is received by BST or from the settlement due date, whichever occurs later.

                  5).      Audit Claim Payments

                           For Audit claim payments, the interest rate stated above will be applied as follows:

                           a. Application of the interest payment to the claim amount will start on the date the claim is received under the conditions that all supporting documentation is attached to the claim and that both Parties mutually agree that the documentation is accurate and sufficient. When supporting documentation has to be gathered by either or both Parties, application of the interest payment will begin the day both Parties mutually agree that the supporting documentation is complete and sufficient and on the claim revenue amount.

                                           VERSION FINAL. SEPTEMBER 3, 2003


                                                                              33
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EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


              BILLING AND COLLECTIONS SERVICES OPERATING AGREEMENT
                         BETWEEN BELLSOUTH AND CINGULAR
--------------------------------------------------------------------------------

                  b. Application of the interest payment will stop on the date the claim revenue amount is posted to the Customers Treatment and Collection bill and/or settlement due either Party.

                  c. Interest payment will not be applied to any claim payment if it is determined that the claimant was responsible for the circumstances that caused the error(s). Both Parties will mutually agree on whether or not the interest payment should be applied when multiple circumstances and factors contributed to the error(s).

54.      END-USER BANKRUPTCY


         If an End-User declares bankruptcy, BST will be responsible for handling of Bankruptcy filings regarding amounts the End-User owes BST and Client.



         Cingular Wireless LLC.             BellSouth Telecommunications, Inc.


         By:                                By:
            ------------------------            ------------------------------

         Title:                             Title:
               ---------------------              ----------------------------

         Date:                              Date:
              ----------------------             -----------------------------
CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------

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                                                                              34
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EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


ATTACHMENT 2

                              CONFLICTS OF INTEREST


BST does business with thousands of contractors and suppliers. It is a fundamental policy of BST that such dealings shall be conducted on a fair and impartial basis, free from improper influences, so that all participating contractors and suppliers may be considered on the basis of the quality and cost of their product or service.

We are also committed to doing business with contractors and suppliers in an atmosphere that is in keeping with the highest standards of business ethics. Although we recognize that the exchange of gifts and entertainment is customary in some businesses, we believe this practice often raises embarrassing questions about the motives of both the giver and receiver. Therefore, this company has for some time followed a policy that its employees shall not accept from customers, suppliers of property, goods, or services, or from any other persons, any gifts, benefits, or unusual hospitality that may in any way tend to influence them, or have the appearance of influencing them, in the performance of their jobs.

Employees of BST who are authorized to make purchases or negotiate contract are aware of this policy.

We believe that firm adherence to this policy will help establish better business relationships between BST and its contractors and suppliers. We solicit your cooperation in achieving that objective.

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                                                                              38


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EXHIBITS - Billing and Collections Services Operating Agreement by and among
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           effective September 1, 2003

                                                                   EXHIBIT 10.62



ATTACHMENT 3

                             CONTRACT ADMINISTRATORS


BellSouth Telecommunications, Inc.


    BellSouth ARM Billing & Collections Manager
    1025 Lenox Park Blvd. 8B77
    Atlanta, Georgia 30319





Cingular Wireless LLC.

    Controller
    Cingular Wireless LLC.
    12525 Cingular Way
    Suite 3210
    Alpharetta, Georgia 30004

Cingular Corp.
    Controller
    Cingular
    5565 Glenridge Connector
    Atlanta, Georgia 30345

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                                                                              39


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EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62



ATTACHMENT 4

                        PAYMENT AND/OR BILLING ADDRESSES


 BellSouth Telecommunications, Inc.

    Phyllis Camp, Treasurer
    Building A, Room 197
    5775 Peachtree Dunwoody
    Atlanta, Georgia 30342


 Cingular Wireless LLC.

    Corporate Accounting/Cash Accounting Manager
    Cingular Wireless LLC.
    12525 Cingular Way
    Suite 3210
    Alpharetta, Georgia 30004

 Cingular Corp.

     Corporate Accounting/Cash Accounting Manager
     Cingular Corp
     5565 Glenridge Connector 300
     Atlanta, Georgia 30345

                                           VERSION FINAL. SEPTEMBER 3, 2003

                                                                              40

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EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62



ATTACHMENT 5

                              LIST OF ABBREVIATIONS



 AAN             Account Activity Notification
 BST             BellSouth Telecommunications, Inc.
 BTN             Billing Telephone Number
 CBB             Cost Based Billing group
 ICB             Individual Case Basis
 LLTNV           Landline Telephone Number Validation
 NPA             Numbering Plan Area (Area Code)
 NXX             Exchange Code
 PAR             Purchase of Accounts Receivable
 T&C             Time and Cost

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           BellSouth Telecommunications, Inc. and Cingular Wireless LLC,
           effective September 1, 2003

                                                                   EXHIBIT 10.62

Attachment 6

                               DEFINITION OF TERMS


The terms in this section appear in this Agreement with their initial letters capitalized, whether in the singular or plural, and shall have the respective meanings specified in this section for all purposes of this Agreement unless otherwise expressly indicated.

1. Accounts Receivable: An account evidencing a legally enforceable right to payment for goods, sold, rented, or leased or for services rendered.

2. Adjustment: A credit or debit applied to an End-User's account correcting amounts previously applied to the End User's account. Adjustments to the End-User account will be the responsibility of the Client. The Client will apply adjustments and transmit to BST for inclusion on the End-User bill. BST will only make adjustments to End-User charges as part of the End-User Dispute process, fraud process, enrollment error correction or at the explicit request of Client.

3. Agreement: This document which consists of all Sections and Appendices. It is intended to describe the relationship between BST and Client where BST is providing billing, treatment and collection services to the Client.

4. Audit: The review of billing and/or collection data encompassing multiple subjects; i.e. data receipt, calculation of balance due, bill presentation, bill rendering.

5. Bill Date: The date reflected on the face of the BST Customer Bill which designates either the first calendar day of the Billing Period, if BST charges are billed in advance, or the calendar day immediately following the last day of the Billing Period, if BST charges are billed in arrears. In the case of a Final Bill, the Bill Date shall be the date the bill is prepared by BST, and reflected on the face of said Final Bill.

6. Billing Period: The period of time beginning on a Bill Date and ending on the calendar day immediately prior to the subsequent Bill Date.

7. Bill Rendering: Preparation, printing, and mailing of Customer charges for services rendered along with BST's local exchange telecommunications services to the End-User.

8. Billing Telephone Number (BTN): The primary number assigned to the End-User who is responsible for receiving the BST bill. Multiple telephone lines and numbers may be associated with one BTN. May or may not be an actual dialable number.

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EXHIBITS - Billing and Collections Services Operating Agreement by and among
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                                                                   EXHIBIT 10.62


9. BST Customer Bill: The bill rendered by BST to a Customer which evidences and Accounts Receivable of BST.

10. Business Day: Any weekday of the year, excluding federal or state holiday and any holidays observed by a Party, when the principal administrative offices of both Parties are open for and legally transacting business.

11. CBB: Cost Based Billing System: The billing system used to collect and bill billing and collection charges between BellSouth Affiliates.

12. Claim: A Customer dispute concerning a charge or settlement amount which has not been resolved.

13. Client: The Party purchasing Billing and Collection Services under this Agreement.

14. CONNECT:Direct(TM): A communications protocol product of Sterling Corporation which is used to electronically transmit data files. Supports speeds up to 56 Kbps with restart capability for speeds less than 56 Kbps.

15. Combined Billing: Billing containing multiple services from the Client and BST which combine different platforms or technologies, such as bills combining wireline, wireless and entertainment services.

16. Data Transfer. The process of delivering standard format data, such as invoice data, or records via Connect: Direct and cartridge tape.

17.      Data Transmission (Also referred to as "electronic data transmission"):
         The process of sending standard format data from one location to another using standard transmissions software programs, i.e. CONNECT:Direct(TM), etc.

18. Denial of Service: The interruption of the End-User's local exchange service as defined in BST's General Subscriber Services Tariff (GSST).

19. Dispute: This term has two different meanings within the Agreement depending on the context. When discussing End-Users and post-billing adjustments, a dispute is classified by BST as an inquiry in which the End-User has notified the Client of a claim and the Client, after investigation, sustains the charges and the End-User continues to refuse to pay and contacts BST for assistance. When discussing Treatment and Collections Service charges, Settlement, and audit claims, a dispute is defined by BST as a disagreement between the Client and BST as to the amount due or owed.

20.      Due Date: The date any Billing Amount is due for payment.

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                                                                   EXHIBIT 10.62


21. Editing: The verification of data format and type in accordance with documented specifications.

22. End-User Customer: Any Person or Entity in whose name a BST Customer Bill is rendered who subscribes to BST services or to Client services.

23. Examination: The review of a single B&C issue or subject related to this Agreement; e.g., the examination of Unbillables.

24. Final Bill: The BST Customer bill, including all revisions thereto, reflecting a final Total Balance Due which is issued following BST termination of BST service to the Customer.

25. Fraud: When service is established with false data for the sole purpose of defrauding with no intent to pay.

26. Invoice: The Customer provides all data that will appear on its End-User bill page(s) in the form of an "invoice". The invoice may contain various types of data such as local calls, toll-related charges, unregulated services, taxes, plan discounts, promotional information, etc.

27. Late Payment Charge: A charge to compensate an entity for the time value of money only for the period between the time a Settlement Amount is due to be paid and the time the amount actually is paid if said Settlement Amount is not paid on the Due Date.

28. Late Payment Period: The number of calendar days between the date a Billing Amount is due to be paid, but is not paid in full, and the date said Billing Amount is paid.

29. Net Bad Debt Rate: For BST, for a given month, the current month corporate book write off divided by the current month's billing.

30.      Non-recurring charges: Charges that are one-time only.

31. Purchase Date: The Purchase Date of any Account Receivable shall be determined each data month.

32. Purchase of Accounts Receivable: Statement sent to the Client by BST detailing the amount due the Client. Includes Client transmitted revenues and associated taxes received, and recourse and/or settlement amounts such as uncollectibles, adjustments for a given settlement period.

33. Order of Magnitude: Correspondence from the Client to BST requesting a mutually non-binding Time and Cost (T&C) estimate for implementing a new service or

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                                                                   EXHIBIT 10.62



         initiating a change to an existing service. This enables the Client to gain knowledge and understanding before making a commitment.

34. Payment Availability Period. The average number of days between the billing period date of an End-User bill and the date payment for the bill is deposited in BST's account.

35. Post-Billing Adjustment: Normally BST-initiated credits issued to Client End-User accounts for Client charges that have billed to these End-User accounts, which in turn modifies (adjusts) the total settlement balance due the Client from BST. Client initiated credits can be included within the invoice and do not appear as "adjustments" on the BST settlement statement. Client initiated Adjustments passed to BST on the separate FLEX adjustments file will appear as "adjustments" on the settlement statement.

36. Processing Site: A designated BST site which processes End-User billing data to produce bills. BST currently has multiple processing sites, some are physically co-located.

37. Program Development: Programming and programming related work performed by BST to meet a specific Client request for creation and implementation of a new service or changes to existing service(s).

38. Record: A telecommunications industry standard used to refer to the unique layout that contains information for End-User billing, account information, or other information.

39. Recourse: The process of removing Client charges from a BST End-User account and returning those charges to the Client for further handling. May be performed like an adjustment on either a live or current BST End-User account or on a final or disconnecting BST account.

40. Recurring Charges: Periodic charges that repeat on a frequent basis, such as monthly.

41. Regional Data Center (RDC): A physical BST location which contains the computer hardware which multiple processing sites share for bill processing. For example, the RDC in Birmingham processes bills for the Atlanta, Macon, and Birmingham Processing Sites.

42. Service Program: A specific service or program billed by Client using any EMI charge or credit record.

43. Settlement Period: The period of time which begins on the first of each calendar month and goes through the end of that month.

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                                                                   EXHIBIT 10.62


44. Time and Cost Estimate (T&C): Supplied by BST to the Client in response to the Client's initial Feasibility Estimate (FE) request. The T&C estimate provides the date of scheduled implementation and associated costs to develop and implement the requested service or existing service change. With OMs, the T&C estimate is mutually non-binding.

45. Total Balance Due: That amount reflected on the BST Customer's bill representing the total amount due from a Customer, including all current amounts, past due amounts, and Adjustments, and payable to BST as Accounts Receivable to BST.

46. Treatment: Any action taken by BST to collect delinquent or unpaid End-User accounts.

47. Unbillable: Client data which BST is unable to bill to an End-User. There are two types of unbillables; l) rejects due to record formatting problems, and 2) unguideables.

48. Unguideable: Client records that can not be matched to a BST billing number. Unguideable records are classified as one of the Unbillable types.

49. Uncollectible: Revenue that has been earned but cannot be collected, i.e. BST cannot collect because the End-User does not pay the charge.

                                           VERSION FINAL. SEPTEMBER 3, 2003

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EXHIBITS - Billing and Collections Services Operating Agreement by and among
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           effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       EXHIBIT A

                                  AGREEMENT FOR
                     BILLING AND COLLECTION SERVICES BETWEEN

                                CINGULAR WIRELESS
                   Ameritech IN, MI, OH: CIC 50009 / ACNA COS
                         Ameritech IL: 50910 / ACNA C27
                         Ameritech IN: 50911 / ACNA C28
                            SWBT: CIC 436M / ACNA SBM
                             PB: CIC 8010 / ACNA ZPW
                             NB: CIC 8011 / ACNA ZNW
                                       and
                               AMERITECH ILLINOIS
                                AMERITECH INDIANA
                               AMERITECH MICHIGAN
                                 AMERITECH OHIO
                               AMERITECH WISCONSIN
                       SOUTHWESTERN BELL TELEPHONE COMPANY
                                  PACIFIC BELL
                                   NEVADA BELL



EFFECTIVE                       , 200   through                        , 200
         -----------------------     ---       -----------------------      ---


REVISED: JUNE 20, 2003

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EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62

                                TABLE OF CONTENTS


1.0   INTRODUCTION ..............................................................................1
      1.1    AGREEMENT AND EFFECTIVE DATE .......................................................1
      1.2    PARTIES ............................................................................1
      1.3    BACKGROUND .........................................................................2
      1.4    DEFINITIONS ........................................................................2
2.0   TERM ......................................................................................2
3.0   MODIFICATIONS .............................................................................3
4.0   COMPLIANCE WITH LAW .......................................................................3
5.0   SCOPE OF SERVICES .........................................................................3
      5.1    ASSUMPTIONS ........................................................................3
      5.2    PROVISION OF BILLING AND COLLECTION SERVICES .......................................4
      5.3    BILL PROCESSING SERVICE ............................................................4
      5.4    MASTER FILE MAINTENANCE ............................................................6
      5.5    MESSAGE INVESTIGATION CENTER .......................................................7
      5.6    PAYMENT AND REMITTANCE PROCESSING ..................................................8
      5.7    TREATMENT AND COLLECTION SERVICE ...................................................8
      5.8    INQUIRY SERVICES PROVIDED BY SBC TELCO .............................................9
      5.9    PURCHASE OF ACCOUNTS RECEIVABLES (PARS) ............................................9
      5.10   TAXES-MESSAGE READY BILLING .......................................................10
             5.10.1  APPLICATION OF TAXES TO END USERS .........................................10
             5.10.2  TAX EXEMPTION .............................................................12
             5.10.3  FILING OF TAX RETURNS .....................................................12
             5.10.4  TAXES IMPOSED ON SERVICES PERFORMED BY THE SBC TELCO ......................12
             5.10.5  TAX INDEMNIFICATION .......................................................13

      5.11   RATES AND CHARGES FOR SERVICES ORDERED ............................................14
      5.12   (OMITTED INTENTIONALLY) ...........................................................16
6.0   CUSTOMER OBLIGATIONS .....................................................................16
      6.1    SUBMISSION OF CHARGES .............................................................16
             6.1.1   ALLOWABLE MESSAGES/CHARGES (AMERITECH, SWBT, PACIFIC, NEVADA ONLY) ........16
             6.1.2   UNALLOWED MESSAGES/CHARGES ................................................18
             6.1.3   TRUE AND CORRECT MESSAGES/CHARGES .........................................21
             6.1.4   THRESHOLD STANDARDS .......................................................23
      6.2    INQUIRY SERVICES PROVIDED BY CUSTOMER .............................................24
      6.3    CERTIFICATION .....................................................................24
      6.4    ADVERTISING/PUBLICITY .............................................................25
      6.5    (OMITTED INTENTIONALLY) ...........................................................25
7.0   DISPUTES AND CLAIMS ......................................................................26
      7.1    DISPUTE/CLAIM RESOLUTIONS .........................................................26
      7.2    LIMITATION PERIOD .................................................................26
      8.0    LIMITATION OF LIABILITY ...........................................................26



                                       i
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EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                TABLE OF CONTENTS


9.0   TERMINATION OF SERVICE ...................................................................27
10.0  INDEMNIFICATION ..........................................................................28
11.0  PROPRIETARY INFORMATION ..................................................................29
12.0  FORCE MAJEURE ............................................................................29
13.0  AMENDMENTS AND WAIVERS ...................................................................30
14.0  ASSIGNMENT ...............................................................................30
15.0  NOTICES AND DEMANDS ......................................................................31
16.0  THIRD-PARTY BENEFICIARIES ................................................................31
17.0  GOVERNING LAW ............................................................................32
18.0  SEVERABILITY .............................................................................32
19.0  ENTIRE AGREEMENT .........................................................................32
20.0  HEADINGS .................................................................................32
21.0  SUSPENSION OF PERFORMANCE; RIGHT TO WITHHOLD; AND OFFSET .................................33
22.0  SUB-CONTRACTING ..........................................................................33
23.0  WARRANTIES ...............................................................................33
24.0  INTELLECTUAL PROPERTY ....................................................................34
25.0  OTHER BUSINESS, NO INTEREST CREATED ......................................................34
26.0  SOFTWARE .................................................................................34
27.0  SURVIVABILITY OF OBLIGATIONS .............................................................34
28.0  REALIGNMENT OF LOCAL EXCHANGE TELEPHONE FRANCHISES .......................................34


                                       ii
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                                                                   EXHIBIT 10.62



LIST OF EXHIBITS

Appendix 1     Glossary

Appendix 2     Addresses for Notices and Demands

Exhibit A      Price Schedule

Exhibit B      Financial Settlements

Exhibit C      Invoice Billing Services

Exhibit D      Thresholds

Exhibit E      Marketing Messages

Exhibit F      Proprietary Information

Exhibit G      Miscellaneous Services

Exhibit F      SBC Support





                                      iii






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EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                  AGREEMENT FOR
                        BILLING AND COLLECTION SERVICES

                               PRINCIPAL AGREEMENT

1.0      INTRODUCTION

         1.1.     AGREEMENT AND EFFECTIVE DATE

                  This Agreement for Billing and Collection Services (hereinafter "Agreement") is entered into effective_______________________, 20____ ("Effective Date")
                  between the parties (hereinafter collectively referred to as "Parties" and each individually as "Party").

                  This Agreement supersedes all prior and contemporaneous Billing and Collection Services agreements and understandings, whether written or oral, between the Parties. All prior and contemporaneous Billing and Collection Services agreements and understandings are hereby terminated. This Agreement contains "the entire agreement of the Parties with respect to the provision of Billing and Collection Services.

         1.2.     PARTIES

                  A.       The Parties are identified as follows:
                           CINGULAR WIRELESS (hereinafter referred to as "Customer"):

                  B. and the following Telephone Companies in the SBC family of companies ("SBC Telcos")

                           [X] Ameritech Illinois

                           [X] Ameritech Indiana

                           [X] Ameritech Michigan

                           [X] Ameritech Ohio

                           [X] Ameritech Wisconsin

                           [X] Nevada Bell

                           [X] Pacific Bell

                           [ ] Southern New England Telephone Company

                           [X] Southwestern Bell Telephone Company


                                        1


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EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                  Place an "x" in the box next to the SBC Telco(s) that will provide Billing and Collection Services. Customer may add additional SBC Telcos, subject to SBC Tetco's approval, by notifying SBC Telco of its desire to obtain Billing and Collection Services (subsequent set-up charges will apply).

                  The term and conditions of this Agreement shall apply to any SBC Teleco added by Customer after the Effective Date. The termination date of this Agreement as to any SBC Telco added by Customer after the Effective Date shall be coterminous with the termination date of this Agreement.

                  Except where expressly provided otherwise, all references in this Agreement to "SBC Telco" shall mean each SBC Telcp individually above, as if this Agreement constitutes a separate Agreement between Customer and each SBC Teleo. If only one SBC Telco is identified above, then all references to "SBC Teleo" shall include only the single identified SBC Teleo, and all plural pronouns shall be deemed to include the singular. Any reference to a "Party" shall mean Customer or any single SBC Teleo, and any reference to "Parties" shall mean, as the context requires, Customer and a single SBC Teleo, or Customer and all SBC Telcos.

         1.3      BACKGROUND

                  The SBC Telcos perform billing and collection activities for their own account with respect to End User subscribers ("End Users") who subscribe to local exchange telecommunications services from the SBC Telcos in their operating territories;

                  The SBC Telcos have offered to provide billing and collection services ("Services") to Customer for certain permitted types of telecommunications related messages with respect to End Users who are also served by Customer; and Customer wishes to purchase the Services from the SBC Telco(s).

         1.4      DEFINITIONS

                  The definitions contained in the Glossary attached as Appendix 1 to this Agreement shall apply to the entire Agreement. Any terms or words used in this Agreement which are not specifically defined in Appendix 1 or elsewhere in the Agreement are understood by the parties to have their ordinary meaning.

2.0      TERM

         2.1 This Agreement shall be effective as to each SBC Teleo as of the Effective Date set forth in Section 1.0 and shall continue for a period of three (3) years, unless earlier terminated, canceled, or withdrawn as described in Section 9.0.



                                       2
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EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


3.0      MODIFICATIONS

         3.1 Customer acknowledges that SBC Telco has the right to modify this Agreement and its Exhibits B through G of this Agreement, including associated attachments, for any material order, regulation, or statutory change that significantly impacts in SBC Telco's opinion the provision of Billing and Collections Services to Customer, giving thirty (30) days notice of such change within sixty (60) days of such material order, regulation or statutory change. Customer may terminate this Agreement or any of the individual specific services upon thirty (30) days notice upon being notified of such change. (In reference to pricing modification, see paragraph 5.11.4 of this Agreement.)

4.0      COMPLIANCE WITH LAW

         The Parties shall comply with all applicable legal and regulatory requirements. No provisions in this Agreement shall cause or be construed to cause either Party to violate any legal or state/federal regulatory requirement.

5.0      SCOPE OF SERVICES

         Commencing on the Effective Date, the SBC Telcos agree to provide the following Billing and Collection Services to Customer for the Carrier Identification Code ("CIC") pursuant to the terms and conditions of this Agreement.

         5.1      ASSUMPTIONS

                  5.1.1 The Customer will provide messages to SBC Telco in standard EMI format and will conform to SBC Telco's requirements for the specific EMI record types and valid field values utilized by SBC Telco. SBC Telco retains the sole right to modify its standards for EMI record types and acceptable field values for the messages submitted to SBC Telco for billing.

                  5.1.2 SBC Telco requires the Customer to submit the original number dialed by the End User, in the call detail record unless agreed to otherwise by SBC Telco in writing.

                  5.1.3 SBC Telco and the Customer will use a data transmission communication protocol or other transmission medium acceptable to SBC Telco, to pass messages as well as other data files between SBC Telco and the Customer.



                                       3

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EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62



         5.2      PROVISION OF BILLING AND COLLECTION SERVICES

                  5.2.1 SBC Telcos' Billing and Collection Services (B&C Services) shall be provided in accordance with this Agreement and any applicable laws, rules, regulations and tariffs. This Agreement and its Exhibits attached hereto and incorporated herein, complement such tariffs to the extent that this Agreement is not in conflict or inconsistent therewith. To the extent there is any conflict or inconsistency between this Agreement and its Exhibits and such tariffs, the provisions of such tariffs shall control SBC Telco's B&C Services in that jurisdiction, unless the Agreement and its Exhibits are approved by the regulatory body which governs SBC Telco's B&C Services in that jurisdiction. In the latter event, the Agreement and its Exhibits shall control as authorized by any such jurisdictional regulatory body. However, it is the intention of the parties that this Agreement and its Exhibits, to the extent not in conflict with the provisions of such tariffs, are to be construed to the extent possible in harmony with any such tariffs.

         5.3      BILL PROCESSING SERVICE

                  Bill Processing Service is the receipt of rated message detail from Customer, posting of rated messages together with any applicable taxes, interest, or late payment charges on the End User monthly bill, which is rendered to SBC Telco wireline End Users, and receipt of payments.

                  5.3.1. Customer will provide to SBC Telco for Bill Processing Service only its messages billed within SBC Telco's operating area. Notwithstanding the foregoing, nothing herein shall prohibit Customer from providing roaming service to its subscribers, and SBC Telco shall provide Bill Processing Service for such roaming service. Customer will submit only messages for billing which are acceptable under federal, state, and local laws and regulations and SBC Telco's Operating Procedures.

                  5.3.2. Customer shall furnish to SBC Telco billing information to enable SBC Telco to render a bill including the telephone number or other billing indicator of the account to be billed by SBC Telco, a description of the products and services being billed. Customer will record, assemble, edit, and rate its messages for SBC Telco, and will deliver such messages to SBC Telco at intervals and in accordance with SBC Telco's specifications and Operating Procedures.



                                       4

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EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                  5.3.3 Where Customer provides rated messages to SBC Telco, said messages will be in accordance with the rates and charges effective in the Customer's tariffs or published price list.

                  5.3.4 Billings which are submitted by the Customer to provide bi-monthly, quarterly, or any other interval of billing greater than monthly will not be allowed. Any such billing will be considered a breach of this Agreement and SBC Telco may elect to terminate the Agreement pursuant to Section 9, Termination of Services.

                  5.3.5 The Customer will use commercially reasonable efforts to submit billings on a regular and consistent basis of at least once every week and if the Customer fails to submit billings within three (3) months from the effective date of this Agreement, Customer will be deemed to have breached this Agreement and SBC Telco may elect to terminate it immediately.

                  5.3.6 The Customer shall notify SBC Telco of any billing problems that impact the requirement to submit billings on a regular and consistent basis after commencement of services. If the Customer fails to provide such notice and fails to submit billings on a regular and consistent basis of at least once every week after commencement of services, Customer will be deemed to have breached this Agreement and SBC Telco may elect to terminate pursuant to Section 9, Termination of Services. SBC Telco at its sole option may withhold payment of any monies due the Customer, until such time that the Customer submits billings at least once a week and demonstrates that such billings are true and correct.

                  5.3.7 In accepting information to be billed on behalf of Customer, SBC Telco will confirm both the receipt of the billing information and the total amount of the billing information received. SBC Telco will provide confirmation in a format determined by the SBC Telco.

                  5.3.8 Amounts that are billed on behalf of and owed to Customer shall be separately stated on the End User customer's bill, either by regular mail or electronically.

                  5.3.9 SBC Telco will provide Bill Processing Service for Customer' messages subject to SBC Telco's ability to process such messages consistent with its specifications, and Operating Procedures. Except for charges for roaming service, Customer will not submit for billing, any domestic message or international message that is more than ninety (90) days old unless a specific SBC Telco approves in writing in advance of such billing. Roaming charges must be submitted within one hundred twenty (120) days.


                                       5
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EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                  5.3.10. SBC Telco shall provide support services to Customer as more particularly described on Exhibit H.

         5.4      MASTER FILE MAINTENANCE

                  5.4.1. SBC Telco will provide Master File Maintenance services for the Customer messages for those Customer's End Users for which SBC Telco has Bill Processing Service responsibilities. Balance due amounts previously billed by the Customer are not to be included as a message or other related charges to be billed by SBC Telco. Any Customer violation of this provision will materially affect the essence of this Agreement and will constitute a substantial breach of its terms. SBC Telco reserves the right to return to the Customer any such messages prior to billing the End User. In the event that SBC Telco places any such messages on an End User bill, SBC Telco reserves the right to adjust the End User bill for such messages as it deems fit. Adjustments will be recoursed to the Customer.

                  5.4.2 Rated Customer messages are required to provide Master File Maintenance. The Customer will provide rated messages to be filled by SBC Telco. The Customer will deliver its messages to be billed by SBC Telco to a location specified by SBC Telco. The Customer will uniquely identify its deniable and non-deniable service charges to enable SBC Telco to identify and segregate such messages. It is the responsibility of the Customer to maintain, and to re-supply to SBC Telco if necessary, for a minimum of ninety (90) days from the date of receipt by SBC Telco, a back-up file of all rated messages provided to SBC Telco. This will allow SBC Telco to reconstruct lost records. If the Customer fails to maintain a back-up file of messages to SBC Telco throughout the prescribed timeframe, SBC Telco will not be liable for any such lost records.

                  5.4.3. SBC Telco will create and send to the Customer a confirmation report that contains information regarding acceptances or rejections of the Customer data into SBC Telco's data entry processing.

                  5.4.4. Rated Customer messages input to the Master File Maintenance, which have been received by SBC Telco and that SBC Telco cannot bill for any reason, will be processed in accordance with SBC Telco's methods and procedures. Based on the error encountered, any such message may be 1) returned to the Customer without review by SBC Telco, or 2) reviewed by SBC Telco's Message Investigation Center (see Section 5.5). Upon completion of the review, the billable messages will be posted.

                  5.4.5. SBC Telco will return unbillable messages to the Customer. Customer messages received by SBC Telco that exceed the age of message limits


                                       6
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--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62

                           will be treated as unbillable messages and returned to the Customer without investigation.

                  5.4.6. SBC Telco will return to the Customer messages that are to be billed to an End User that has elected a local service provider other than SBC Telco.

                  5.4.7. In the event the Customer requests data that has previously been successfully provided by SBC Telco to Customer, the data, if available, will be re-provided to the Customer through the Time and Cost procedure.

                  5.4.8. Customer message detail determined to be lost as a result of the Master File Maintenance processing will be recovered, if possible, by SBC Telco. In the event the data cannot be recovered by SBC Telco and the Customer's obligation to re-supply the data has expired, SBC Telco will in all instances assume that the data lost is attributable to direct dialed long distance service and will estimate the messages and associated revenues as follows:

                           a) Unless otherwise agreed to by the Customer and SBC Telco, Cingular's average direct-dialed per minute rate billed its End Users will be used to calculate the revenues associated with the lost records. A reduction to the calculated revenue loss, for projected billing and collection charges, adjustments and uncollectibles, will be made based on the per message charge and bill rendering charge. The number of bill rendering charges will be based on the Customer's average number of messages per bill rendered. This estimate will be used to adjust the Amount Due the Customer as specified Exhibit B.

         5.5      MESSAGE INVESTIGATION CENTER

                  5.5.1    SBC Telco will provide Message Investigation Center
                           (MIC) services to the Customer for the investigation of the Customer's messages that are unbillable under certain error codes to an End User (pre-billing errors). In these instances, SBC Telco will utilize its methods and procedures to determine the dollar level at which investigation of messages will occur and/or for the return of messages to the Customer. SBC Telco will not be liable to the Customer for revenue associated with messages that are unbillable.

                  5.5.2 SBC Telco will recover customer messages determined to be lost, as a result of MIC services at no charge. In the event SBC Telco cannot recover the messages, procedures defined in Section 5.4 will be utilized to estimate an adjustment to the Customer's Amount Due.


                                       7
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EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62
         5.6      PAYMENT AND REMITTANCE PROCESSING

                  5.6.1 Payment and remittance processing service consists of receiving and applying to End User accounts sums due to Customer's products and services billed by SBC Telcos.

                  5.6.2 Partial Payments on accounts may be applied by SBC Telcos first to amounts owed for charges for which telephone service may be disconnected for nonpayment and SBC Telcos' own products and services.

         5.7      TREATMENT AND COLLECTION SERVICE

                  5.7.1 Treatment and Collection service is the method of securing payment of past due charges for Customer's products and services. SBC Telcos provide treatment and collection services in an attempt to control or collect appropriate outstanding balance due amounts. Treatment and Collection services include, but are not limited to, preparation and mailing of account status notices to End Users, imposition of late payment fees where authorized and permitted by law, and the initiation of final collection efforts. SBC Telcos shall provide treatment and collection services to Customer in connection with End User accounts which SBC Telcos provides payment and remittance processing.

                  5.7.2 The SBC Telco will utilize the same steps and procedures in collecting the Customer's accounts as it does on its own behalf. The SBC Telco will determine and collect deposits from End Users for which the SBC Telco provides Billing and Collection Services according to regulatory requirements and the SBC Telco deposit policy. The SBC Telco deposit policy is nondiscriminatory with regard to the entity on behalf of which the service is billed.

                  5.7.3 Where appropriate regulatory authority permits denial of services and/or by Customer's contract with the End User, Customer authorizes SBC Telco to deny service and disconnect End Users for non-payment in accordance with such procedures.

                  5.7.4 This Agreement does not obligate SBC Telco to terminate End User services for non-payment. Upon completion of SBC Telco collection procedures for non-payment of any charges appearing on the End User Bill, SBC Telco may adjust, in its sole discretion, such charges with recourse to Customer. In addition, the Parties acknowledge that changes in applicable laws or regulations may prevent SBC Telco from terminating or threatening to terminate End User service for non-payment of any Customer charges, and that such actions may require changes in SBC Telco procedures.

                                       8

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           BellSouth Telecommunications, Inc. and Cingular Wireless LLC,
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                                                                   EXHIBIT 10.62
         5.8      INQUIRY SERVICES PROVIDED BY SBC TELCO

                  5.8.1 Inquiry service is an optional service and billed as defined in Exhibit A. Inquiry services include acceptance, referral, and/or resolution of End User communications and claims regarding billing. The Inquiry Services provided to Customer by SBC Telco include, but are not limited to, the following post-billing inquiries:

                           a)       Dispute of billing charges

                           b)       Explanation of billed charges

                  5.8.2 The SBC Telco will follow standard procedures by which it will perform the Inquiry Services related to End User charges for Customer's services.

                           5.8.2.1  The SBC Telco will provide standard
                                    procedures for its Business Offices to
                                    handle, resolve, and/or refer End Users
                                    inquiries and claims to Customer.

                           5.8.2.2 The SBC Telco will preform standard claim investigation functions for Customer in order to resolve inquiries.

                           5.8.2.3 Following standard procedures, the SBC Telco may determine an adjustment is necessary/appropriate, due to a claim related to Customer's service, at its sole discretion, and enter the adjustment into the billing system.

                  5.8.3 SBC Telco shall not be liable for any loss in the Customer's revenues associated with Customer adjusted charges initiated by SBC Telco under terms of this Agreement.

                  5.8.4 If Inquiry services are not ordered initially and are requested at a later date, a subsequent Start-Up fee will be assessed as defined in Exhibit A.

         5.9      PURCHASE OF ACCOUNTS RECEIVABLE (PARS)

                  5.9.1 In order to perform the billing and collection function, SBC Telco will purchase the Customer's accounts receivables represented by the Customer's charges included in bills rendered by SBC Telco. SBC Telco's purchase of the Customer's accounts receivables shall be with full recourse of all charges either uncollected for any reason or disputed and credit/refunded back to the end-user customer (debit uncollected

                                       9
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EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                           charges back to the Customer). The parties agree there are no third party beneficiaries to this. The Customer and SBC Telco further agree that, under the terms of this agreement, the purchase of the Customer's accounts receivables is a revenue neutral process to SBC Telco, and that the procedures defined in Exhibit B, which are utilized for the purchase of Customer's accounts receivables, result in a revenue neutral process for SBC Telco. The parties agree that Customer is obligated to forward only true, correct and owing charges to the SBC Telco for billing and collection, that the SBC Telco will not knowingly bill disputed or unauthorized charges, that it is a breach of contract for Customer to forward disputed and/or unauthorized charges to the SBC Telco for billing and collection and that the SBC Telco may terminate billing and collection for Customer, in whole or in part and at any time without liability, as a result of end user complaints lodged with the SBC Telco, FCC, any state PUC, commission, or regulatory agency; or any suit filed or investigation commenced related to Customer's alleged tender of disputed or unauthorized charges to SBC Telco or any other local exchange carrier. The parties further agree the SBC Telco does not financially benefit from billing Customer's disputed and unauthorized charges and, instead, incurs additional, significant expense and loss of end-user good will.

         5.10     TAXES - MESSAGE READY BILLING

                  5.10.1   APPLICATION OF TAXES TO END USERS

                           5.10.1.1 In performing Services, the SBC Telco will
                                    apply and bill to End Users the applicable federal, state or local sales, use, excise, gross receipts or other taxes or additional charges imposed on End Users or imposed on Customer and collected from End Users with respect to Customer's services billed hereunder by the SBC Telco, excluding state and local taxes for jurisdictions outside of the areas in which the SBC Telcos provide local exchange services. All such taxes and charges are referred to in the singular as "Tax" and in the plural as "Taxes." Customer shall be responsible for applying and providing all tax information for state and local tax jurisdiction outside of the areas in which SBC Telcos provide local exchange services.

                           5.10.1.2 Customer authorizes SBC Telco to apply,
                                    bill, record and collect all applicable
                                    taxes due and payable by Customer's End
                                    Users on the service provided by Customer for the period of time coincidental with this Agreement between Customer and SBC Telco.


                                       10
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--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62

                           5.10.1.3 In applying and billing Taxes on behalf of
                                    Customer, SBC Telco will use the same Tax procedures as it applies to its own similar services. SBC Telco makes no warranties or representations as to whether its Tax procedures accurately reflect the requirements of the applicable Tax laws. If Customer elects to have SBC Telco apply its Tax procedures, Customer shall have the sole responsibility for verifying the correct application of Tax laws to Customer's services. Customer may, upon written request, review the SBC Telco's Tax procedures applicable to the billing of Customer's services. Customer shall be responsible for advising SBC Telco in writing of any changes in the Tax laws affecting the taxability of Customer's services.

                           5.10.1.4 Customer may request in writing that SBC
                                    Telco apply modified Tax procedures to the billing of Customer's services if either of the following applies:

                                    a)       The modifications reflect changes
                                             in the Tax laws applicable to
                                             Customer's services to be billed
                                             under this Agreement; or

                                    b)       The modifications are pursuant to
                                             an investigation of what Customer
                                             believes are errors in the SBC
                                             Telco tax procedures and, if SBC
                                             Telco deems appropriate, the
                                             modifications correct the alleged
                                             error.

                           5.10.1.5 Provided reasonable advance notice is given
                                    and no undue burden is imposed upon SBC
                                    Telco in implementing such changes, SBC
                                    Telco agrees to use reasonable efforts to implement such modified Tax procedures on a timely basis based upon the effective date of service or the statutory effective date of a Tax law change. SBC Telco shall charge Customer for such implementation services at the Time and Cost ("T&C") rates specified in Exhibit A hereto. Whenever the SBC Telco estimates that the time required for it to implement a change in the Tax law would preclude its implementation by the statutory effective date, the Parties will together apply to the taxing authority for an appropriate extension of the effective date of a change.

                           5.10.1.6 Both parties acknowledge that SBC Telco is
                                    merely acting as Customer's agent with
                                    respect to the calculation, billing and
                                    collection of Taxes under this Agreement.
                                    SBC Telco shall not be entitled to retain or receive from Customer any statutory fee or share of Taxes to which the person collecting such Taxes is entitled under applicable law.


                                       11
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--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62

                           5.10.1.7 All communications with taxing authorities
                                    regarding Taxes applicable to Customer
                                    shall be the responsibility of Customer.

                  5.10.2   TAX EXEMPTION

                           5.10.2.1 The SBC Telco, in its performance of
                                    Services, will apply the exemption status it has determined for the End User and maintain exemption certificate information derived from its exemption certificates. The SBC Telco's exemption certificate information will be used as a basis for exempting End Users from Taxes on Customer's services billed hereunder by SBC Telco. The Customer understands that SBC Telco makes no warranty as to the validity of the End User exemption certificates and that the Customer relies upon SBC Telco's use of the exemption certificate at the Customer's own risk.

                           5.10.2.2 The Customer may review information relating
                                    to an End User's exemption status and
                                    request through the Time and Cost process, as defined in Exhibit A, that SBC Telco reverse the exempt status for purposes of the Customer's service if the Customer provides SBC Telco written instructions to make the status change.

                  5.10.3   FILING OF TAX RETURNS

                           5.10.3.1 Customer shall be solely responsible for
                                    filing all returns for Taxes imposed on or with respect to Customer's services billed under this Agreement and paying or remitting all such Taxes and other items and any applicable interest or penalties. Upon reasonable request, SBC Telco shall furnish to Customer on a timely basis all information in SBC Telco's possession that is necessary for Customer to file its Tax returns. Customer shall promptly notify SBC Telco if such information is not received. Requests for such information are subject to T&C Charges in accordance with Exhibit A if SBC Telco must make multiple submissions or use customized formats for Customer.

                  5.10.4   TAXES IMPOSED ON SERVICES PERFORMED BY THE SBC TELCO

                           5.10.4.1 Customer shall be responsible for payment of
                                    all sales, use or other taxes of a similar nature imposed on SBC Telco's performance of services under this Agreement, excluding any income tax payable by the SBC Telco on its revenues from such services. SBC Telco agrees to use reasonable efforts to invoice Customer for such taxes at the time SBC Telco's invoice


                                       12


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CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62

                           Customer for the underlying service performed; provided, however, that this obligation shall not be deemed to prohibit SBC Telco from invoicing for such taxes at a later date to correct errors or omissions from the earlier invoice. If any federal, state or local jurisdiction notifies SBC Telco that any additional sales, use or other taxes (including interest, penalties and surcharges thereon) are due as a result of SBC Telco's performance under this Agreement, Customer shall promptly reimburse SBC Telco for such tax, interest, penalty and surcharge upon notice thereof; provided, however, that Customer shall not be required to reimburse SBC Telco for any interest, penalties or surcharges which are omission due solely as a result of a negligent act or omission of SBC Telco.

                  5.10.5   TAX INDEMNIFICATION

                           5.10.5.1 Customer agrees to defend, indemnify and
                                    hold the SBC Telco harmless from and against any liability or loss, as to services billed hereunder by the SBC Telco to Customer's End Users, resulting from any Taxes, penalty, interest, additions to Tax, Surcharges or other charges or expenses payable or incurred by the SBC Telco as a result of:

                                    a)       The provision by the SBC Telco of
                                             services covered by this Agreement,
                                             as provided in Section 5.10.4;

                                    b)       The delay or failure of Customer
                                             (to the extent not attributable to
                                             any negligent act or omission of
                                             the SBC Telco) to pay any Tax or
                                             such other item or file any return
                                             or other information as required by
                                             law, tariff or this Agreement;

                                    c)       SBC Telco's compliance with any of
                                             its obligations under this
                                             Agreement, or with any
                                             determination or direction by or
                                             advice of Customer, or using
                                             information provided by Customer in
                                             performing any Tax-related service
                                             hereunder; or

                                    d)       A determination by the IRS, or any
                                             other taxing authority, whether in
                                             response to a ruling request or in
                                             the course of an audit of either
                                             Party, that the SBC Telco is
                                             responsible for collecting and
                                             remitting federal, state or local
                                             taxes and filing the applicable tax
                                             returns.

                           5.10.5.2 Consistent with the indemnity provided
                                    above, Customer shall, at its option and expense (including, if required by a taxing


                                       13






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--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62

                                    authority, payment of any such Tax, penalty, interest, addition to Tax, Surcharge, or other charges, prior to final resolution of the issue), have the right to seek administrative relief, a ruling, judicial review (original or appellate level) or other appropriate review (in a manner deemed appropriate by Customer), as to the applicability of any Tax, penalty, interest, addition to Tax, Surcharge, or other charges or to protest any assessment and direct any legal challenge to such assessment, but shall be liable hereunder for any such amount ultimately determined to be due.


                           5.10.5.3 SBC Telco shall promptly notify Customer of
                                    any proposed assessment of any additional
                                    Taxes, penalty, addition to Tax, Surcharge or interest due by SBC Telco in sufficient time to enable Customer the opportunity to seek administrative relief, a ruling, judicial review (original or appellate) or other appropriate review as to the applicability of such other Taxes or additional charges prior to any assessment of additional Taxes. Customer shall assume, at its expense, the sole defense of such Claim through counsel selected by SBC Telco. SBC Telco shall, when requested by Customer and at Customer's expense, cooperate or participate with Customer in any such proceeding, protest or legal challenge. SBC Telco may at its option and expense be represented by separate counsel. Customer shall pay the full amount of any judgment, award or settlement with respect to the Claim and all other expenses related to the resolution of the Claim. If Customer unjustifiably refuses to defend a Claim or fails to promptly assume the defense after its tender, SBC Telco may retain counsel of its choosing, and Customer shall reimburse SBC Telco for all costs of the defense as well as the amounts specified in the preceding sentence.

         5.11     RATES AND CHARGES FOR SERVICES ORDERED

                  5.11.1 Rates and charges applicable to the Billing and Collection Services covered by this Agreement are attached hereto as Exhibit A. It is understood that applicable tariffs take precedence over any and all rates and charges contained therein.

                  5.11.2 For services provided each month during the term of this Agreement, Customer agrees to pay the SBC Telco, price schedule of rates, as set forth on Exhibit A. Monthly charges for service shall be on the basis of usage multiplied by the appropriate price set forth in Exhibit A, subject to satisfaction of the monthly minimum amount.


                                       14



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--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62

5.11.3 For the purposes of billing the Customer for SBC Telco services provided under this Agreement, the determination of rates and charges and procedures for intrastate messages originating and terminating in one state and billed to an End-User in another state (billing state), will be based on the rates, charges and procedures of the billing state and subject to that jurisdiction's regulations.

5.11.4 SBC Telco may modify rates to this Agreement to simplify the SBC Telcos' rates or due to changes in the billing and collection regulatory environment or changes in the SBC Telcos' costs in providing Billing and Collection Services only once per year during the Term of Agreement. Such rate increases shall not exceed more than 10% of the current rate. The Parties must mutually agree to the rate increase, however, if Customer is unwilling to agree, this Agreement will terminate thirty (30) days after the rate increase becomes effective. The limitations in this paragraph shall not apply to increases solely and directly due to postal increases or rate changes to tariffed rates.

5.11.5 When bill rendering services are ordered, the Customer will make an upfront initial "start-up" payment as indicated on Exhibit A. Such payment will be included with the Customer's submission of this signed Agreement to SBC Telco. A separate start-up charge is associated with Invoice Billing as indicated on Exhibit A. Notwithstanding the above, Customers who are renewing existing bill rendering services are not subject to additional initial start-up payments.

5.11.6 The Customer purchasing bill rendering services will make a guaranteed minimum purchase of services from SBC Telco under this Agreement, as specified in Exhibit A.

5.11.7 SWBT, AMERITECH, SNET ONLY - Calculation of the monthly minimum purchase of services will be based on the Customer's monthly billed volumes. A comparison will be made of actual amount billed to the Customer and the monthly minimum purchase of services. The Customer will pay no less than the applicable monthly minimum purchase of services for that month. Minimums will be tracked on a monthly basis.

5.11.8 PACIFIC BELL AND NEVADA BELL ONLY - Calculation of the annual (consecutive 12 months) minimum purchase of services shall be based on the Customer's annual billed volumes. A comparison will be made of actual amount billed to the Customer and the minimum annual purchase of services. This comparison will be made ninety (90) days after completion of each year of the contract. The Customer will pay no less than the applicable yearly minimum purchase of services for that year.


                                       15
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CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                    a)       Minimums will be tracked on a
                                             monthly basis requiring one-twelfth
                                             (1/12) of the annual minimum to be
                                             satisfied each month. Any year to
                                             date monthly minimum short fall
                                             will be calculated in the
                                             Customer's reserve requirement as
                                             defined in Exhibit B of this
                                             Agreement.

                  5.12     (OMITTED INTENTIONALLY)

         6.0      CUSTOMER OBLIGATIONS

                  6.1.     SUBMISSION OF CHARGES

                           Messages that may be processed for billing under this Agreement include only the Message types identified as permitted in this Section. SBC Telco may at any time, in its sole discretion, modify this Section to add or delete Message types that it is willing to bill for Customer under this Agreement. Additionally, SBC Telco may reject, in its sole discretion, any Message types for billing regardless of whether they appear in this Section. Customer shall not submit any Message types for billing under this Agreement which are not permitted under this Section or which are of a type that SBC Telco has otherwise indicated it will not accept for billing.

                           6.1.1 ALLOWABLE MESSAGES/CHARGES (AMERITECH, SWBT, PACIFIC, NEVADA ONLY)

                                    a)       Customer Billing which may be
                                             processed under the terms of this
                                             Agreement:

                                             1. Customer charges for wireless
                                                services; and

                                             2. Customer other charges to its
                                                subscribers provided Customer
                                                has complied with all applicable
                                                laws and regulations regarding
                                                the billing of such charges.

                                    b)       SWBT ONLY: With respect to
                                             Pay-Per-Call Services, a
                                             Pay-Per-Call Service Billing Charge
                                             will apply to Customer's 900
                                             Pay-Per-Call Services submitted to
                                             SWBT for inclusion on the End
                                             User's bill. An Expanded Message
                                             Billing Charge (defined in
                                             paragraph 6.1.1.d.) will also
                                             apply.


                                    c)       SWBT ONLY: An Expanded Message
                                             Billing Charge, per message billed,
                                             will apply to the Customer's
                                             billings submitted to SWBT for
                                             inclusion on the End Users' bills:


                                       16
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--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                    i)       Billing of voice mail services that
                                             are required to be submitted in EMI
                                             Record Types 010117, 010217,
                                             810117, and 810217.

                                    ii)      Billing of enhanced services, as
                                             defined in SWBT's methods and
                                             procedures that are required to be
                                             submitted in EMI Record Types
                                             010118, 010218, 810118, and 810218.

                                    iii)     Billings using EMI Record Types
                                             42XXXX that may be utilized for the
                                             billing of non-transmission
                                             services only as authorized in
                                             writing by SWBT.

                                    iv)      Other EMI Record Types requested by
                                             Customer and agreed to by the
                                             Customer and agreed to by SWBT in
                                             writing.

                                    v)       Billings of Pay-Per-Call Services
                                             (Information Services) that are
                                             required to be submitted in EMI
                                             Record Type 010116.

                           d) PACIFIC BELL/NEVADA BELL ONLY: Pacific Bell/Nevada Bell (PB/NB) agrees to bill Information Services Calls which are defined as recorded programs, interactive information programs, or programs advertised as being an information or entertainment service for which the caller pays a charge of any type for making the call. Subject to the following:


                                    i)       All information Service Calls must
                                             be sent in the 01-01-16 record
                                             layout that will be used
                                             exclusively for Information Service
                                             Call transactions. Other xx-xx-16
                                             record types approved by Telcordia
                                             and agreed to for processing by
                                             PB/NB, may also be utilized.

                                    ii)      The billing record must contain
                                             the following information:

                                               -  the number the end user
                                                  actually dialed

                                               -  the name of the service or a
                                                  brief description, using a 12
                                                  character category as defined/
                                                  approved by PB/NB

                                    iii)     The record must carry an indicator
                                             to identify the transaction as
                                             regulated or non-regulated.

                                    iv)      All Information Service Calls will
                                             appear in an Information Services
                                             section on the End User bill.

                                    v)       PB ONLY: The Customer will not send
                                             charges for any transactions
                                             containing harmful matter as
                                             defined in the California Penal
                                             Code 313.

                                    vi)      The Customer will not send
                                             Information Calls that do not
                                             adhere to FCC and CPUC/NPUC
                                             regulations or State and Federal
                                             laws.

                                    vii)     The Customer will establish
                                             procedures for promptly resolving
                                             all End User inquires.


                                       17
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EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                    viii)    The Customer will provide the End
                                             User, upon request, with a specific
                                             Information Provider's name,
                                             address, and/or telephone number.

                                    ix)      If the Customer sustains any or all
                                             of an Information Service Call
                                             charge and the End User appeals to
                                             PB/NB to resolve the dispute, PB/NB
                                             will issue an adjustment to the End
                                             User for the full amount and
                                             recourse the amount of the
                                             adjustment with an associated
                                             processing charge to the Customer.

                                    x)       The Customer is responsible for
                                             blocking End Users from their
                                             information Services at the End
                                             User's or PB's/NB's request.

                                    xi)      Consistent with PB's/NB's tariffs,
                                             PB/NB will not deny basic telephone
                                             service solely for the End User's
                                             failure to pay for Information
                                             Service Calls.

                                    xii)     In the event a Customer fails to
                                             comply with any provision of this
                                             policy, PB/NB will give the
                                             Customer written notice for the
                                             breach.

                                    xiii)    The Customer acknowledges that
                                             PB/NB will include a consumer
                                             rights notification when the
                                             Customer's Pay-Per-Call services
                                             are submitted to PB/NB for billing,
                                             using PB's/NB's standardized
                                             wording.

                           f) Customer will submit the verbiage of all text phrases associated with Miscellaneous Charges/Enhanced Services and all Marketing Messages to SBC Telco for review and must receive written confirmation by SBC Telco prior to submitting such messages for bill processing. Detailed procedures regarding the review process can be found in the Billing and Collection Services Product Binder. Such reviews are required for both Message Ready and Invoice Ready Customers.

                  6.1.2    UNALLOWABLE MESSAGES/CHARGES

                           The Customer will not submit billings under the terms of this Agreement for the following (SBC Telco reserves the right at its discretion, on thirty (30) days written notice, to include additional billings under this list):

                           a) All billings containing charges which in whole or part relate, or reasonably give the appearance of relating to goods or services provided outside the message or references to telephone numbers, unless Customer has complied with all applicable laws and regulations regarding the billing of such messages and has obtained End User approval to bill for such messages.


                                       18
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EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                   b)    Charges which have been previously
                                         billed to the End User by the Customer.

                                   c)    Charges for collect calls associated
                                         with Pay-Per-Cal (Information Services)
                                         billings, including the transport of
                                         such calls.

                                   d)    Charges for information regarding
                                         credit cards, credit repair or
                                         monitoring, or any information related
                                         to an End User's commercial credit
                                         record.

                                   e)    Charges for information regarding
                                         sweeptstakes and/or giveaways.

                                   f)    Charges for services that Customer has
                                         any reason to believe that such
                                         charges may result in End User
                                         complaints to SBC Telco.

                                   g)    Charges for services billed to any
                                         geographically restricted SBC Telco
                                         calling card, where the call does not
                                         meet the applicable geographic
                                         restriction.

                                   h)    Charges for 800 Services to an
                                         originating End User (caller as opposed
                                         to called Party).

                                   i)    Charges for information provided
                                         outside the message.

                                   j)    Charges for services billed to a SBC
                                         Telco WATS End User account.

                                   k)    Charges for services billed to End
                                         Users who subscribe to local access
                                         services through a Local Service
                                         Provider other than SBC Telco. SBC
                                         Telco will provide the Customer with
                                         the account owners OCN with return code
                                         50, where available.

                                   l)    Monthly Fees or fees other than a
                                         per-call fee for access to any service
                                         in which the Customer provides or
                                         purports to provide audit information
                                         or audio entertainment produced or
                                         packaged by the Customer, whether such
                                         access is provided directly or through
                                         a voice mail box service or other
                                         means, unless agreed to in writing by
                                         SBC Telco.

                                   m)    Charges or fees for products or
                                         services offered on the Internet, such
                                         as, but not limited to, e-charges or
                                         e-commerce services.

                                   n)    Charges for services billed to End
                                         Users who specifically request not to
                                         be billed for Customer services on the
                                         SBC Telco bill.



                                       19
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--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                    Customer agrees it will not forward such billing to SBC Telco after notification from the End User.

                           o) Charges for calling card calls placed outside of the effective dates of the SBC Telco End User account. SBC Telco will dictate acceptable dates, if any, before and after the effective date.

                           p) Charges which consist of combined individual call records and/or other charges to produce bulk billed services;

                           q) Charges for service billed to a bill restricted End User account.

                           r) Charges for pre-paid calling cards, calling cards or debit cards or any fee associated with pre-paid calling cards, calling cards or debit cards. MTS usage charges associated with calling cards or debit cards are permissible as defined in 6.1.1.

                           s) Charges for services which are publicly accessible, multi-party connections, commonly known as "GAB" or "chat" services.

                           SNET ONLY - Billing of 1+ pre-subscribed end user messages is not allowed.

                           6.1.2.1  IMAGE POLICY

                                    The Customer agrees, as a condition of SBC
                                    Telco's performance under this Agreement, that SBC Telco will not provide Billing and Collection Services which SBC Telco deems harmful to its image. The Customer will not submit billings, or continue to submit billings, to be processed by SBC Telco under this Agreement where such billings are for or associated with, but not limited to the following:

                                    a)       Services which explicitly or
                                             implicitly advocate child
                                             pornography,

                                    b)       Services which advocate bigotry,
                                             racism, sexism or other forms of
                                             discrimination,

                                    c)       Services which, through
                                             advertising, content or delivery,
                                             are deceptive, or that may take
                                             unfair advantage of minors or the
                                             general public,

                                    d)       Charges which do not comply with
                                             federal and/or state laws,
                                             regulations or rules,


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           BellSouth Telecommunications, Inc. and Cingular Wireless LLC,
           effective September 1, 2003

                                                                   EXHIBIT 10.62



                                   e)   Services or charges, that in the sole
                                        opinion of SBC Telco, result in
                                        excessive End-User complaints about
                                        being billed for services or goods
                                        the End-User claims they did not
                                        order or receive.

                 6.1.3   TRUE AND CORRECT MESSAGES/CHARGES

                         6.1.3.1 For the purposes of this Agreement, "Unauthorized Messages" are those Messages which: 1) Are not listed under Section 6.1.1) Result from "slamming," i.e., improperly switching the End User; 3) Result from "cramming," i.e., the submission of unauthorized, deceptive or ambiguous charges for inclusion on the End User bill; or 4) Involve deceptive or fraudulent billing activities.

                         6.1.3.2   As used in this Section, the term
                                   "Unauthorized" means the Messages were
                                   either not authorized by the End User or are not authorized by SBC Telcos' for billing under this Agreement.

                         6.1.3.3   Customer warrants and represents that:

                                   a)   Customer will submit only true and
                                        correct billings for charges properly
                                        authorized by End users.

                                   b)   The Customer offering the product or
                                        service has thoroughly informed the
                                        End-User of the product or service
                                        being offered, including all associated
                                        charges, and has explicitly informed the End-User that the associated charges for the product or service will appear on the End-User's local telephone bill.

                                   c)   The End-User has clearly and explicitly
                                        consented to obtain the product or
                                        service offered and to have the
                                        associated charges appear on the End-
                                        User's local telephone bill and, if
                                        applicable, the consent has been
                                        verified according to state or federal
                                        laws or regulatory requirements.

                                   d) Customer will not use a check, draft, or other negotiable instrument or employ a box or container used to collect entries for sweepstakes, contests, or drawings to change or add to the End User's account any supplemental telecommunications services such as but not limited to: property or services for which any charge or assessment appears on a billing statement directed to a consumer by a local exchange carrier or telecommunications carrier,


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EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                        including but not limited to personal
                                        800 number services, calling card
                                        plans, internet advertisement and
                                        website services, voice mail services,
                                        internet access services and service
                                        maintenance plans.

                           6.1.3.4 The Customer agrees that the Customer will obtain the End User's consent, or authorization, according to all applicable state or federal laws or regulatory requirements, including those governing verification of and retention of records of such consent or authorization.

                           6.1.3.5 The Customer offering a product or service to be submitted to SBC Telco for billing to an End-User may not use any fraudulent, unfair, misleading, deceptive, or anti-competitive marketing practice to obtain that End-User, including the use of negative option marketing, illegal sweepstakes, and contest.

                           6.1.3.6 If a Customer is notified by SBC Telco that an End-User has reported to SBC Telco that a charge made by the Customer is unauthorized, the Customer shall immediately cease to submit billing for the product or service to SBC Telco for that End-User.

                           6.1.3.7 Customer agrees that SBC Telco may remove, at its sole discretion, any charge from the telephone bill that any End-User claims was unauthorized, and SBC Telco may issue a credit to the End-User, at its sole discretion, for any such claimed unauthorized charge with recourse to the Customer.

                           6.1.3.8 It is the responsibility of the Customer to ensure that all charges submitted by the Customer comply with the above obligations. If the Customer has forwarded billings that do not comply with the above obligations, SBC Telco may decline to process and may return any such billings, or SBC Telco may delay the processing of Customer's billings to allow the Customer the time necessary to establish methods, procedures, programming or other steps necessary to ensure that Customer's billings comply with the above obligations.

                           6.1.3.9 Customer acknowledges and agrees that the Customer's failure to comply with the obligations above shall constitute a substantial and material breach of this Agreement and SBC Telco shall have the right to terminate the Agreement immediately pursuant to Section 9 for such breach.

                           6.1.3.10 Customer, and their employees, sales agents
                                    or representatives do not and will not
                                    engage in any deceptive or fraudulent



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EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                    practice in marketing the services for which Customer is submitting billing to SBC Telco.

                           6.1.3.11 It is the continuing responsibility of the
                                    Customer to ensure that its services to be billed by SBC Telco comply with the foregoing standards set forth above and all statutory, legal and regulatory requirements. Customer will render all necessary assistance to SBC Telco to enable SBC Telco to perform a review of the Customer's messages, as SBC Telco shall determine is required, in order to help identify objectionable or improperly formatted messages on a timely basis. Nothing herein is intended to allow the Customer to wait for notification for SBC Telco before complying with SBC Telco's billing standards. Prior to sending messages to SBC Telco for billing services, the Customer is to take reasonable steps to screen, from the Customer's message billing files, all billing to be sent to SBC Telco in order to comply with said standards.

                           6.1.3.12 Notwithstanding anything to the contrary
                                    elsewhere in this Agreement, upon receipt of a facially valid subpoena or other valid process order, SBC Telco may disclose to federal, state, and local public and law enforcement agencies and to other local exchange carriers any information it may have concerning Unauthorized Messages involving Customer. The provision of such information will not subject SBC Telco to any liability of claim by either the Customer or anyone claiming to be a third party beneficiary of this Agreement. The parties agree there are no and will be no third party beneficiaries of and/or to this Agreement and, to the fullest extent permitted by law, Customer authorizes SBC Telco to release such information. SBC Telco shall have no obligation to give Customer notice of such disclosures.

                  6.1.4    THRESHOLD STANDARDS

                           6.1.4.1. The Customer acknowledges that SBC Telco has
                                    established performance thresholds to
                                    monitor and evaluate the Customer's billing.
                                    SBC Telco's complaint and/or adjustment
                                    thresholds are set forth in Exhibit D. The
                                    Customer agrees that SBC Telco shall have the right to modify the standards in Exhibit D upon sixty (60) days advance written notice to the Customer and without Customer's consent. Customers who exceed the pre-determined thresholds, as defined by SBC Telco, are subject to termination under
                                    Section 9 of this Agreement.


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EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


         6.2      INQUIRY SERVICES PROVIDED BY CUSTOMER

                  6.2.1 Inquiry services include acceptance of End User communications, claims, and inquiries regarding/questions billing.

                  6.2.2 Customer in its performance of Inquiry shall comply with all laws, rules, and regulations. Customer shall respond to End User inquiries in accordance with Customer's procedures. Customer shall not threaten End Users with actions that are not authorized by law.

                  6.2.3 SBC Telco will refer all Customer's End Users to the Customer. The Customer will provide a toll free Inquiry number and, if applicable, and address for the End User and SBC Telco to utilize in contacting the Customer. This toll free number will appear on the Customer's page of the SBC Telco bill. The Customer's toll free Inquiry number must be adequately staffed to ensure that the Customer is accessible to End User and SBC Telco during normal business hours. The Customer will be charged a manual adjustment charge for each adjustment issued by SBC Telco as defined in Exhibit A.

                  6.2.4 If SBC Telco is contacted by the End User regarding Customer's charges, SBC Telco may at its sole discretion, immediately remove disputed charges for an End User and recourse said charges back to the Customer. If SBC Telco generates an End User requested adjustment, SBC Telco shall advise the End User that: 1) the disputed amount will be removed from the SBC Telco bill; and (2 Customer may independently pursue collection activities. The Customer will be charged a manual adjustment charge for each adjustment issued by SBC Telco as defined in Exhibit A.

                  6.2.5 All such adjustments will be reflected on SBC Telco's adjustment report issued to the Customer.

                  6.2.6 Customer shall provide full or partial adjustments of billed charges as necessary to satisfy the End User. Customer shall submit End User adjustments to SBC Telco within five (5) business days after agreeing to adjust charges for the End User.

         6.3      CERTIFICATION

                  Customer warrants and represents that it has obtained and will keep current all necessary jurisdictional certificates and certifications required to conduct the business for which it will submit charges for billing under this Agreement. Upon request, Customer will provide satisfactory evidence of all such certifications. SBC Telco shall have not obligation to process any Customer billing that is forwarded on behalf of a Client which has not obtained proper


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EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                certification or whose certification is revoked or suspended. Failure to obtain or retain proper certification or to furnish satisfactory proof thereof shall constitute a material default under this Agreement for which SBC Telco may terminate this Agreement under Section 9. For the purposes of this Section, "certification" includes any registration of similar filing or approval required by any regulatory agency having jurisdiction over Customer or any of its Clients.

        6.4     ADVERTISING/PUBLICITY

                6.4.1 Neither Customer nor its Clients shall publish or use the name, service mark or trademark of the SBC Telcos or any SBC Telco Affiliates in any advertising, telemarketing, direct mail or other promotions or any other publicity material relating to the Services provided under this Agreement or any products or services of Customer or its Clients billed under this Agreement without the prior written authorization of SBC Telco.

                6.4.2 Neither Customer nor its Clients, nor their employees, contractors or agents, shall make any misrepresentations concerning their affiliation with the SBC Telcos or any SBC Telco Affiliates, or imply that products or services of Customer or its Clients are associated with or endorsed by the SBC Telcos or SBC Telco Affiliates.

                6.4.3 In the event of any violations of this Section, SBC Telco may give notice of immediate Termination under
                        Section 9. In addition, Customer shall reimburse SBC Telco for any out of pocket expenses incurred by SBC Telco in investigating such violation, as well as for any lost profits or costs associated with the loss or restoral of End User accounts.

                6.4.4 Customer agrees that a continued violation of this Section would cause the SBC Telcos or their Affiliates irreparable injury for which they would have no adequate remedy at law, and that the SBC Telcos or their Affiliates shall be entitled to seek immediate injunctive relief prohibiting such violation, in addition to any other rights and remedies available to them. Customer waives any right to require that the SBC Telcos or their affiliates post a bond to make such injunctive relief enforceable.

               6.4.5 Customer shall include, and SBC Telcos and their Affiliates shall be made third party beneficiaries of, similar rights and obligations to those set forth in this Section in Customer's agreements with its Clients.

        6.5     (OMITTED INTENTIONALLY)


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EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62

         7.0      DISPUTES AND CLAIMS

                  7.1      DISPUTE/CLAIM RESOLUTIONS

                           7.1.1 In the event of disputes/claims that may arise under this Agreement or the Tariff(s), the Parties shall discuss and negotiate the issues surrounding the dispute/claim between the Parties' authorized representatives, with informal escalation within the Parties' organizations as necessary to pursue and achieve resolution as expeditiously as possible.

                           7.1.2    Any suit arising out of or relating
                                    directly or indirectly to this Agreement, whether of validity, interpretation, performance or otherwise, will be governed by and construed in accordance with the laws of the State of Texas applicable to agreements made and to be performed in Texas without regard to Texas' choice of law rules. All actions and proceedings arising out of or relating directly or indirectly to this Agreement and General Release will be filed and litigated exclusively in the State District Court for Dallas, Texas. Customer expressly consents to the jurisdiction of that court, agree that venue is proper in that court, and expressly waives any objection to the jurisdiction and/or venue of that court. Customer states, acknowledges, and recognizes that the majority of its contacts with SBC Telco are in Dallas and that jurisdiction and venue are proper in Dallas, Texas.

                  7.2      LIMITATION PERIOD

                           No Claim under this Agreement may be made or brought by any Party more than two (2) years after the date of the event that gave rise to the Claim.

         8.0      LIMITATION OF LIABILITY

                  8.1 SBC Telco's aggregate liability to customer for all direct damages, including without limitation contract damage and damages for injuries to persons or property, whether rising from a breach of this Agreement, breach of warranty, negligence, strict liability, or any other tort with respect to the services, is limited to the amount of direct damage actually incurred. Customer releases SBC Telco and its parents, subsidiaries, affiliates, officers, directors, employees, agents, and representatives from any liability in excess of this amount. For the purposes of this agreement, Customer's "Direct Damages" with respect to any messages submitted for billing include only its out of pocket expenses, and do not include any lost profits.


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EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62

                  8.2 In no event shall SBC Telcos be liable to Customer for any incidental, consequential, or special damages, including without limitation lost revenues, profits or savings, even if they have been advised of the possibility of such damages. Customer waives any claim against the SBC Telcos for punitive or exemplary damages.

                  8.3 With respect to indemnified third party claims, neither party shall have any liability to the other for any incidental, consequential, or special damages, including without limitation lost revenues, profits or savings, even if such party has been advised of the possibility of such damages, if the party seeking indemnification could have avoided incurring such damages by including limitation language in that party's contract with such third party.

                  8.4 The right to recover damages, if any, within the limitations specified in this section is Customer's exclusive remedy, without in any way limiting the application of this section.

         9.0      TERMINATION OF SERVICE

                  9.1      Either Party shall have the right to terminate this
                           Agreement:

                           a) at any time, with or without cause, upon one hundred twenty (120) days prior written notice to the other party; or

                           b) immediately, upon written notice to the other Party, if continued performance would cause a Party to be in violation of (i) any order of any court or regulatory agency having jurisdiction of such Party, or (ii) any law, statute, ordinance or regulation to which the Party is subject, or

                  9.2      SBC Telco shall have the right to terminate this
                           Agreement:

                           a) Upon thirty (30) days prior written notice in the event of a default by Customer in any payment obligation, if such default is not cured within such thirty (30) day period;

                           b) Upon thirty (30) days prior written notice, if Customer fails to comply with the requirements of Sections 6.1 and/or 6.4 and such failure is not corrected within such thirty (30) day period.

                  9.3      Customer shall have the right to terminate this
                           Agreement:

                           a) If a Force Majeure Condition occurs and results in a delay or failure in performance of a material obligation of an SBC Telco under this Agreement for more than sixty
                                    (60) days, or


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EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                           b) In the event of a modification of this Agreement or SBC Telco procedures under
                                    Section 3, Modifications, which has a
                                    material adverse impact upon Customer's
                                    current operations, provided that notice of termination is given and made effective at anytime within thirty (30) days after Customer's receipt of notice of such modification.

                  9.4 Upon termination of this Agreement by either Party under Section 9.1, the Parties shall be responsible for paying any and all outstanding amounts due to the other Party. With respect to Customer, these amounts may include, but are not limited to, Customer unbillables, post-billing adjustments, uncollectibles moneys, and charges for Services that occur for a period of twelve (12) months after the termination of this Agreement as provided in Exhibit B. With respect to SBC Telco, these amounts may include, but are not limited to, all outstanding net amounts due for PAR.

         10.0     INDEMNIFICATION

                  10.1 Except as otherwise provided in this Agreement, without regard to whether services are provided under Tariff or contract, Each Party (the "Indemnifying Party") will indemnify and hold harmless the Other Party ("Indemnified Party") from and against any loss, cost, claim, liability, damage or expense (including reasonable attorney's fees) to Third Parties, relating to or arising out of negligence, misconduct, or breach of this Agreement by the Indemnified Party, its employees, agents, or contractors, and associated with this Agreement. In addition, the Indemnifying Party will defend any action or suit brought by a Third Party against the Indemnified Party for any loss, cost, claim, liability, damage or expense relating to or arising out of the negligence, misconduct, or breach of this Agreement by the Indemnified Party, its employees, agents, or contracts, under this Agreement. In addition, the Customer agrees to indemnify, defend, and hold SBC Telco harmless from any and all loss, cost, claim, liability, damage, or expense (including reasonable attorney's fees) arising from the accuracy of the billing charges submitted by the Customer to SBC Telco, regardless of whether such charges are due and owing.

                  10.2 The Indemnified Party will notify the Indemnifying Party promptly in writing of any written claims, lawsuits, or demand by Third Parties for which the Indemnified Party alleges that the Indemnifying Party is responsible under this section and tender the defense of such claim, lawsuit or demand to the Indemnifying Party. The Indemnified Party also will cooperate in every reasonable manner with the defense or settlement of such claim, demand or lawsuit. The Indemnifying Party will not be liable under this subparagraph for settlements by the Indemnified Party of any claim, demand or lawsuit unless the Indemnifying Party has approved the settlement in advance or unless the defense of the claim, demand or lawsuit has been tendered to the Indemnifying Party in writing and the Indemnifying Party has failed promptly to undertake the defense.



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EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                  10.3 Notwithstanding any other provision of this Section 10, the parties acknowledge that SBC Telco has no knowledge of the validity of message payment obligations (billing charges) sent to SBC Telco for billing and collections under this Agreement, and that SBC Telco therefore strictly relies upon the Customer to forward only correct billing charges that can be, if necessary, substantiated in a court of law.

                  10.4 Upon request, the Customer will provide to SBC Telco all evidence needed to sustain billing charges challenged by an End User, and SBC Telco may adjust said charges with recourse if the Customer does not provide all evidence needed to substantiate billing charges which are challenged by an End User. SBC may adjust any billing charges challenged by an End User if in SBC Telco's sole opinion, the circumstances involved in the dispute, should be handled between the Customer and the End User. The Customer certifies, when forwarding billing charges to SBC Telco, that said charges are true and correct, and accurately reflect proper charges legally owed by the billed Party (End User). This Customer certification of validity shall apply to all billing charges forwarded to SBC Telco under this Agreement by the Customer from whatever source. Should SBC Telco incur liability for billing and collection of any billing charges forwarded by the Customer, the Customer will defend, indemnify, and hold harmless SBC Telco for any loss, cost, claim, damage or expense (including reasonable attorney's fees) arising from such billing and collection.

                  10.5 The Customer shall indemnify SBC Telco for any claim, loss, damage, expense (including reasonable attorney's fees) or liability arising in whole or in part from Customer's infringement of any patent, trademark, copyright, trade secret or other proprietary interest associated with Services provided by this Agreement.

                  10.6 Each Party shall defend or settle, at its own expense, any action or suit against the other for which it is responsible under this clause. Each Party shall notify the other promptly of any claim of infringement for which the other is responsible, and shall cooperate with the other in every reasonable way to facilitate the defense of any such claim.

         11.0     PROPRIETARY INFORMATION

                  Attached to this Agreement, as Exhibit F, is the Parties' understanding with respect to Proprietary Information.

         12.0     FORCE MAJEURE

                  Neither Party shall be liable or deemed to be in default under this Agreement for any delay or failure to perform resulting from (i) accidents, fire, labor disputes, epidemics,


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           BellSouth Telecommunications, Inc. and Cingular Wireless LLC,
           effective September 1, 2003

                                                                   EXHIBIT 10.62


                  war, terrorist act, riots, insurrections, power blackouts, acts of nature or other causes beyond its reasonable control and without its fault or negligence, (ii) acts or omissions of the other Party or of a third party (other than the non-performing Party's own agents or contractors), or (iii) compliance with any law, regulation, ruling, order or requirement of any federal, state or municipal government or department or agency or court of competent jurisdiction (a "Force Majeure Condition"). Any delay resulting there from shall extend performance accordingly or excuse performance, in whole or in part, as may be reasonable. Customer may terminate for a Force Majeure Condition which continues for more than sixty (60) days as provided in Section 9, Termination of Service.

         13.0     AMENDMENTS AND WAIVERS

                  This Agreement (or any part thereof, including Exhibits or documents referred to herein) may be modified or additional provisions may be added by written agreement signed by or on behalf of Customer, and each affected SBC Telco, unless otherwise provided herein. No amendment or waiver of any provision of this Agreement and no consent to any default under this Agreement shall be effective unless the same shall be in writing and signed by the Party against whom such amendment, waiver or consent is claimed. In addition, no course of dealing or failure of any Party to strictly enforce any term, right or condition of this Agreement shall be construed as a waiver or such term, right or condition.

         14.0     ASSIGNMENT

                  14.1 Neither Party shall assign any right or obligation under this Agreement without the other Party's prior written consent. Any attempted assignment shall be void.

                  14.2 Notwithstanding Section 14.1, Customer may assign money due or to become due to it from SBC Telco for the purchase of PAR, provided (i) Customer gives SBC Telco at least thirty (30) days prior written notice of such assignment, (ii) such assignment shall not impose upon SBC Telco obligations to the assignee other than the payment of such moneys and (iii) such assignment shall not result in the filing or claim of a security interest in any PAR offered to SBC Telco for purchase under this Agreement.

                  14.3 Notwithstanding Section 14.1, either Party may assign this Agreement, in whole or in part, to:

                           a)       A parent corporation;

                           b) Any company into which a Party may merge or consolidate or which acquires substantially all of its assets or stock; or


                                       30



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EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                           c) A wholly owned Affiliate of the parent corporation which is of a financial standing equal to or greater than that of the assignor.

                           Any assignment under this Section shall not require the consent of the other Party, but the assigning Party shall provide written notice to the other Party within thirty (30) days of such assignment. An assignment under this Section shall not increase the scope of the Services which SBC Telco is obligated to provide by more than ten percent (10%). If the company into which Customer merges or consolidates or which merges and consolidates with Customer also has a billing and collection agreement with SBC Telco, then the more recent of the billing and collection agreements between the Parties will survive such merger or consolidation and govern the billing and collection services provided thereafter by SBC Telco to the surviving company.

                  14.4 Without limiting the generality of the forgoing, this Agreement shall be binding upon and shall inure to the benefit of the Parties' respective successors and assigns.

         15.0     NOTICES AND DEMANDS

                  Except as otherwise provided under this Agreement, all notices and demands that may be given by a Party to the other Party under this Agreement shall be in writing and shall be deemed to have been duly given 1) on the date delivered in person or
                  2) on the date of the return receipt for those sent postage prepaid, in the United States mail via Certified Mail, return receipt requested; or, 3) on the date transmitted electronically provided that the receiving machine delivers confirmation to the sender and receipt is verified through a phone call; or, 4) on the date transmitted via electronic mail. If electronic mail delivery is selected as the method of giving notice under this section, the electronic mail record of receipt is binding as appropriate notification. If personal delivery is selected as the method of giving notice under this section, a receipt of such delivery shall be obtained. Mailing addresses for notices shall be as indicated on the Customer's current Implementation Forms. The Parties will officially indicate their electronic notice name and address if this method of notification will be employed.

         16.0     THIRD PARTY BENEFICIARIES

                  Except as provided in Section 10, this Agreement shall not provide any person not a party to this Agreement with any remedy, claim, liability, reimbursement, claim of action or other right in excess of those exist in without reference to this Agreement, including those parties which forward billing charges to Customer to have their billing messages included by SBC Telco on End User telephone bills.



                                       31
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                                                                   EXHIBIT 10.62

         17.0     GOVERNING LAW

                  The laws of the State of Texas shall govern the construction and interpretation of this Agreement and any Claim arising hereunder or related hereto, whether in contract or tort, without regard to Texas' choice of law rules. Any lawsuit instituted by either party in connection with this Agreement shall only be brought in the District Court of Dallas, Texas and both parties hereby consent to the personal jurisdiction of such courts. All actions and proceedings arising out of or relating directly or indirectly to this Agreement and General Release will be filed and litigated exclusively in the State District Court for Dallas, Texas. Customer expressly consents to the jurisdiction of that court, agrees that venue is proper in that court, and expressly waives any objection to the jurisdiction and/or venue of that court. Customer states, acknowledges, and recognized that the majority of its contacts with SBC Telco are in Dallas and that jurisdiction and venue is proper and accepted by all parties to this Agreement.

         18.0     SEVERABILITY

                  If any provision of this Agreement shall be held invalid or unenforceable for any reason, such invalidity will affect only the portion of the Agreement that is invalid. In all other respects this Agreement will stand as if such invalid or unenforceable provision had not been a part thereof, and the remainder of the Agreement shall remain in full force and effect. Additionally, the Parties shall endeavor to replace the provision with a valid and enforceable provision acceptable to both Parties which so far as possible achieves the same economic and other benefits for the Parties as the severed provision was intended to achieve.

         19.0     ENTIRE AGREEMENT

                  This Agreement (including all Appendices, Exhibits, and/or Attachments hereto) constitutes the entire agreement between the Parties and supersedes all prior agreements, oral or written representations, statements, negotiations, proposals and undertakings with respect to the subject matter hereof. Except as otherwise provided in this Agreement, no modification, amendment, supplement to or waiver of this Agreement or any of its provisions shall be binding upon the Parties unless made in writing and duly signed by authorized representatives of both Parties.

         20.0     HEADINGS

                  The headings in this Agreement are for convenience and shall not be construed to define or limit any of the terms herein or affect the meanings or interpretation of this Agreement.


                                       32

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EXHIBITS - Billing and Collections Services Operating Agreement by and among
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           effective September 1, 2003

                                                                   EXHIBIT 10.62

         21.0     SUSPENSION OF PERFORMANCE; RIGHT TO WITHHOLD; AND OFFSET

                  21.1 Upon notice to Customer, SBC Telco may suspend performance of this Agreement immediately if Customer is in breach of any other agreement between the parties. Prior to suspension, SBC Telco will provide twenty (20) days written notice to Customer plus an additional twenty (20) days for Customer to cure situation.

                  21.2 If Customer fails to pay when due any monthly charges for Services, any recourse adjustments or any interest or other amounts due to SBC Telco under this Agreement, then in addition to any other rights SBC Telco may have under this Agreement, SBC Telco may refuse to provide any further Billing and Collection Services, directly or indirectly, to Customer, including billing and collection service on Customer Accounts received through an aggregator, affiliate or other agent of Customer. If SBC Telco does accept any Customer accounts for Services while Customer is past due on any amounts owing to SBC Telco, then SBC Telco may deduct the amounts owed from any PAR owed to Customer or its agent on Customers' behalf. Prior to the commencement of any action described in this paragraph 21.2, SBC Telco will provide twenty (20) days written notice to Customer plus an additional twenty (20) days for Customer to cure situation.

                  21.3 Notwithstanding anything contained herein to the contrary, if the financial condition of the Customer becomes impaired and/or the Customer fails to pay its obligations to SBC Telco as they become due or when services are terminated, the Customer agrees SBC Telco shall be entitled to withhold any funds, which otherwise might be due, or become due to the Customer hereunder, to satisfy any unpaid or potential obligation of the Customer to SBC Telco, including, but not limited to, any amounts due under this Agreement, any access charges due SBC Telco, any amounts due SBC Telco under applicable tariff, under any other agreement, or otherwise.

         22.0     SUB-CONTRACTING

                  SBC Telcos shall have full power and authority to enter into contracts with third parties to perform the services to be provided under this Agreement. Upon notice from SBC Telcos, Customer agrees to cooperate with such third parties to the extent reasonably requested by SBC Telcos. Nothing in this paragraph shall relieve SBC Telcos of its obligations under this Agreement.

         23.0     WARRANTIES

                  SBC Telco makes no warranties, expressed or implied, including, but not limited to, warranties with respect to tax procedures applied to billing and the implied warranties of merchantability and fitness for a particular purpose. Customer shall have not the right to

                                       33


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EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62

        24.0  INTELLECTUAL PROPERTY

              Except as otherwise expressly provided herein, nothing contained in this Agreement shall be construed as conferring by implication, estoppel, or otherwise any license or right under any patent, trademark, trade name, copyright, or other intellectual property right of either Party.

        25.0  OTHER BUSINESS, NO INTEREST CREATED

              Nothing in this Agreement shall be deemed to create any interest in favor of SBC Telcos or Customer in the assets, revenues, earnings or otherwise in the business of the other.

        26.0  SOFTWARE

              SBC Telco or its contractors or agents may develop specifications, drawings, documentation, concepts, methods, techniques, process, adaptations, and ideas including, but not limited to, software (hereinafter "Software") for the purpose of rendering Services to Customer under this Agreement. Unless otherwise agreed in writing by authorized representatives of the Parties, in advance of the creation of the Software, SBC Telco shall own all right, title, and interest, including copyright in and to the Software.

       27.0   SURVIVABILITY OF OBLIGATIONS

              NOTWITHSTANDING EXPIRATION OR TERMINATION OF THIS AGREEMENT, THE PROVISIONS OF THIS AGREEMENT AND EACH PARTY'S OBLIGATIONS HEREUNDER, WHICH BY THEIR NATURE OR CONTEXT ARE REQUIRED OR INTENDED TO SURVIVE, SHALL SURVIVE AND REMAIN IN FULL FORCE AND EFFECT AFTER SUCH EXPIRATION OR TERMINATION.

       28.0   REALIGNMENT OF LOCAL EXCHANGE TELEPHONE FRANCHISES

              In the event SBC Telco sells, exchanges, or transfer a local exchange telephone franchise(s) in which SBC Telco provides services under this Agreement, SBC Telco agrees to the following:

              a) To notify the Customer of the sale, exchange, or transfer of a local exchange franchise and the proposed closing date, provided information regarding the sale,


                                       34
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EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


         exchange, or transfer is not confidential or prohibited by law, regulation, court or regulatory order, or agreement from being disclosed to third parties. If information regarding the sale, exchange, or transfer is confidential, SBC Telco will notify Customer at the earliest reasonable opportunity when such information is no longer confidential and such disclosure is not prohibited by law, regulation, court or regulatory order, or agreement from being disclosed to third parties. If SBC Telco fails to notify Customer, SBC Telco shall not be liable for any loss, cost, expense, damages, or liabilities resulting from failure to notify Customer.

b) SBC Telco shall have no obligation to perform Services in local exchange telephone franchises that have been sold, exchanged, or transferred to another party.

c) Subject to the terms of the sale, exchange, or transfer, SBC Telco shall cooperate with Customer on billing and interface issues related to the sale, exchange, or transfer or local exchange telephone franchise(s) as to Services performed under this Agreement.


                                      35


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EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first written above.


                  SBC TELCO                           CINGULAR WIRELESS

                                             -----------------------------------
                                                      (Name of Customer)


                                             -----------------------------------
                                                     (Customer's Address)

                                             -----------------------------------


                                             -----------------------------------


                                             -----------------------------------
                                                (Customer's Telephone Number)

By:                                          By:
   -----------------------------------           -------------------------------
              (Signature)                                  (Signature)

Name: James Walsh                            Name:
      --------------------------------             -----------------------------
                (Print)                                      (Print)

Title: Director - Billing and                Title:
       Collection Services                         -----------------------------
       -------------------------------

Date:                                        Date:
      --------------------------------             -----------------------------


                                       36
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EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62

                                                                      Appendix 1
                                                                        Glossary

Definitions. As used in this Agreement (including the Appendices, Exhibits, and Attachments hereto), the terms set forth below will have the following respective meanings and will be equally applicable to both the singular and plural forms of the terms defined:

        Adjusted Revenue:            The total in a settlement period of
                                     Accepted Revenues plus Taxes and
                                     Surcharges, less Recoursed Adjustments,
                                     less discounts, and unbillables, and
                                     plus Rebills. This is the amount to
                                     which the Uncollectible Factor is
                                     applied to determine the monthly
                                     Allowance for Uncollectibles.

        Adjustments:                 An Adjustment is the removal of a
                                     disputed charge from the End User's
                                     bill.

        Anticipated Uncollectibles   Anticipated Uncollectibles are estimated
        (Allowance for               amounts representing the portion of the
        Uncollectibles):             Adjusted Revenue which the SBC Telco
                                     expects will ultimately become Realized
                                     Uncollectibles, as determined by
                                     applying the Uncollectible Factor.

        Bill Date:                   The date of the SBC Telco End User Bill
                                     or the date of the Statement of Amount
                                     Due SBC Telco, whichever applies.

        Bill Message:                A communication containing promotional,
                                     informational, or legally required messages that are acceptable to SBC Telco and printed in the Customer's portion of the End User Bill.

        Bill Processing:             The processing of B&C Customer messages and
                                     the preparation and mailing of statements to End Users on behalf of the B&C Customer.

         Bill Rendering:             The preparation and mailing to an End User
                                     statements of amounts due.

         Billed Revenues:            The total amount of Customer charges
                                     inclusive of Taxes and Surcharges, which are billed to SBC Telco End User accounts during a specific period.


                                       1
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EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                      Appendix 1
                                                                        Glossary

Billing and Collection              Charges which make up the Amount Due SBC
Services Charges:                   Telco for Billing and Collection Services
                                    provided to Customer under contract or
                                    applicable tariffs.

Business Day(s):                    Any day of the week other than Saturday,
                                    Sunday, or a Holiday.

Connect:Direct/NDM:                 A communications protocol product of
                                    Sterling Corporation which is used to
                                    electronically transmit data files between
                                    SBC Telcos and Customer.

Customer:                           Customer, for the purposes of this contract,
                                    means the purchaser of SBC Telco Billing and
                                    Collections Services. Customer Message: The
                                    individual call detail including Customer's
                                    charges to the End User.

Data Set:                           The file containing End User messages which
                                    is transmitted by Customer to the SBC Telco
                                    for billing.

Data Transmission:                  The process of sending standard format call
                                    detail or records from one location to
                                    another using standard transmission software
                                    programs, such as Connect:Direct/NDM
                                    software.


                                       2


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EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                      Appendix 1
                                                                        Glossary

Date Created:              A six-position numeric field in the EMI header
                           record that identifies the date a pack or Data Set
                           was created by Customer.

Denial of Service:         Consists of denying an End User's access to the
                           network or portions of the network in cases of
                           insufficient payment.

EMI: Exchange Message Interface, the industry standard format for the exchange of message data between carriers.

End User(s):               The End User is a SBC Telco customer for local
                           exchange service, exclusive of resellers of local
                           exchange service.

End User Bill(s):          The billing media used to convey to End Users the
                           charges for telephone services of SBC Telco as well
                           as for Customer, and other Entities for which SBC
                           Telco provides billing and collection services.

Final Bill:                A bill rendered to an End User for outstanding
                           amounts following disconnection of all associated
                           services.

Final True-Up:             Settlement, between the SBC Telco and Customer, of
                           Recoursed Adjustments and Uncollectible Bad Debt
                           following the end of SBC Telco provision of Billing
                           and Collection Services to Customer.

Inquiries:                 The communications, either written or oral, to the
                           SBC Telcos concerning End User billing.

Inquiry Services:          The answering of End User questions, either written
                           or oral, concerning disputed charges and billed
                           amounts, including explaining charges and credits,
                           investigating claims, and adjusting charges.


                                       3
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EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                      Appendix 1
                                                                        Glossary

LEC: Local Exchange Carrier, which is the local telephone company that renders the bill to the End User.

Message:                            "Message" or "Messages" means all EMI
                                    formatted records forwarded by Customer to the SBC Telco for bill processing which contain billing information such as service details, charges, mechanized credits, and adjustments.

Message Processing Charge:          A rate charged by the SBC Telco for each
                                    Customer message accepted and billed.

Netting: The amount due the Customer minus the amount due SBC Telco.

Pack: A term used to describe a group of invoices or messages, separated by header and trailer records that the Customer submits to the SBC Telco.

Page: One side of the sheet of paper upon which the End User Bill is printed, or if the sheet is folded and printed as a folio, one of the four resulting pages.

PAR:                                Purchase of Accounts Receivable

Payment and Processing:             The process by which payments are received
                                    and applied to Remittance the End User's
                                    balance due for services provided by
                                    Customer.

Pay-Per-Call Services:              Any service in which any person provides
                                    audio information, audio entertainment or
                                    the provision of a product; the charges
                                    which are assessed on the basis of the
                                    completion of the call, for which the
                                    caller pays a per-call or per-time interval
                                    change.

Pre-subscribed:                     An End User has selected Customer or another
                                    carrier as its primary interexchange
                                    carrier for the purpose of providing
                                    intraLATA and/or interLATA,
                                    telecommunications services.


                                       4
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EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                      Appendix 1
                                                                        Glossary


Purchase of Accounts                The monthly purchase by SBC Telco of
Receivable (PAR):                   Customer's End User receivables that include
                                    confirmed revenues, Unbillables,
                                    Uncollectibles, Taxes, and Adjustments.

Purchase of Accounts                The statement which the SBC Telco provides
Receivables (PAR)                   monthly to Customer as identification of
Statement:                          the Net Purchase Amount Due Customer for the
                                    Purchase of Accounts Receivable, which is
                                    supported by all associated back up detail
                                    reports.

Rebill(s) or Rebilling:             Rebills are End User messages which the SBC
                                    Telco bills back to the same or a different
                                    End User account after investigation
                                    determines the proper End User account the
                                    messages belong to.

Recoursed Adjustments:              Recoursed Adjustments are amounts that the
                                    SBC Telco removes from End User balances and
                                    charges back to Customer via a deduction on
                                    the Purchase of Accounts Receivable
                                    Statement. They may be initiated by
                                    Customer, the SBC Telco or by the End User
                                    and include, but are not limited to,
                                    adjustments made to End User Bills to
                                    correct charges on current or prior bills;
                                    amounts removed from End User balances at
                                    the direction of Customer, amounts removed
                                    from the End User balances by SBC Telco to
                                    comply with legal or regulatory
                                    requirements.

Recoveries:                         Moneys received in payment of an outstanding
                                    balance of Realized Uncollectibles.

Revenue Account Office              A standard designation of a local phone
(RAO):                              company. May be used in conjunction with EMI
                                    to identify the specific phone company who
                                    sent or shall receive such transactions. A
                                    large company may have multiple data centers
                                    or divisions within the company with
                                    different RAOs.


                                       5
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EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62

                                                                      Appendix 1
                                                                        Glossary


         SBC Telco:                   The SBC Telephone Companies as defined in
                                      the Principal Agreement, which are the
                                      Parties performing Services for Customer under this Agreement.

         Text Phrase:                 A communication of a non-promotional
                                      nature from Customer to End Users which
                                      clarifies or explains charges appearing in the Customer's portion of the End User
                                      Bill.


         Time and Cost (T&C)          An estimation of the number of hours,
         Estimate:                    expense and implementation date necessary
                                      to complete a project requested by
                                      Customer.


         Toll Master File             Maintaining a file of unbilled message
         Maintenance:                 details in line number order or account
                                      sequence. Maintaining message details with an account in a predetermined sequence.
                                      Toll Master File Maintenance takes Service
                                      Order (guide) activity into account, and new installs, finals, and telephone number changes will cause rearrangements of the master file sequence. Additional information is also maintained to identify unique services/options to which the billing account subscribes.

         Treatment                    The various activities involved in
                                      obtaining payment from an End User whose account is in arrears. May include but is not limited to letters, phone calls, and collection agency involvement.

         True-Up: The process of comparing Realized Uncollectibles to an amount withheld as Anticipated Uncollectibles for a certain time period. the difference is either due Customer (over-withholding) or the SBC Telco (under-withholding).

                                       6











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EXHIBITS - Billing and Collections Services Operating Agreement by and among
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           effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                      Appendix 1
                                                                        Glossary


Unbillables:                        Consists of messages that have been sent to
                                    the SBC Telco for processing that the SBC
                                    Telco cannot bill for various reasons
                                    including but not limited to messages that
                                    cannot be associated with a billing account.
                                    Invoice errors cause the entire invoice to
                                    error. Message Ready Billing usage will
                                    error on a message by message basis.

Uncollectible Bad                   An amount applied to the accounts receivable
Debt Allowance:                     to recognize potential End User revenue
                                    losses on final accounts resulting from
                                    failure of the End User to pay legally
                                    earned service revenues.

Uncollectible Factor:               The percentage applied to Adjusted Revenues
                                    to determine the Anticipated Uncollectibles
                                    for a given timeframe.

Uncollectibles:                     Amounts lawfully billed to End Users by the
                                    SBC Telco, which, after standard intervals
                                    and application of standard collection
                                    procedures, the SBC Telco determines are
                                    impracticable of collection and are written
                                    off as bad debt on final accounts.



                                       7
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EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                      Appendix 2
                                               Addresses for Notices and Demands


The initial addresses for notices under Section 15, Notices and Demands, of the Principal Agreement are set forth below. The Parties shall promptly notify each other of any changes in the addresses or titles to whom notices are required to be sent under Section 15, and shall prepare an amended Appendix 2 to reflect such changes.

To Customer:

     Brian Kerr
     12525 Cingular Way
     Alpharetta, GA 30004


Copies of all notices from Customer to SBC Telco shall be sent as specified above to:

     Industry Markets
     4 SBC Plaza
     Floor 18
     Dallas, TX 75202

     ATTN: Director - Billing and Collections


     With a copy to:

     Legal - Southwestern Bell Telephone Company
     1 SBC Plaza
     Floor 30
     Dallas, TX 75202

     ATTN: Senior Counsel (B&C)


                                       1

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EXHIBITS - Billing and Collections Services Operating Agreement by and among
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           effective September 1, 2003

                                                                   EXHIBIT 10.62


                                    EXHIBIT B


                        BILLING AND COLLECTION SERVICES:

                             FINANCIAL SETTLEMENTS




MAY 13, 2002
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EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62



                                                                       Exhibit B


                                TABLE OF CONTENTS


SOUTHWESTERN BELL TELEPHONE, PACIFIC BELL, NEVADA BELL:

                                                                                                                Page
1.0     SETTLEMENT TERMS..........................................................................................2
        1.1     AMOUNT DUE THE CUSTOMER...........................................................................2
                1.1.2.   Calculation of Amount Due the Customer...................................................2
                1.1.3.   Uncollectible Bad Debt Allowance (Discounted)............................................5
                1.1.4.   Uncollectible True-Up....................................................................7
                1.1.5.   Reserve Requirement......................................................................9
                1.1.6    PARS Issuance Date (SWBT Only)..........................................................11
                1.1.7.   Payment Date............................................................................11
                1.1.8.   Payment Method..........................................................................12
                1.1.9.   Payment Detail..........................................................................13
                1.1.10.  Late Payment Charge.....................................................................13
                1.1.11.  Late Payment Resulting from Bank Error..................................................13
                1.1.12.  Negative Amount due the Customer........................................................13
           1.2.   AMOUNT DUE SBC TELCO...........................................................................14
                1.2.1.   Calculation of Amount Due SBC Telco.....................................................14
                1.2.2.   Billing Detail..........................................................................14
                1.2.3.   Payment Date............................................................................14
                1.2.4.   Payment Method..........................................................................15
                1.2.5.   Payment Detail..........................................................................15
                1.2.6.   Timeframe for Statement Issuance........................................................15
                1.2.7.   Late Payment Charge.....................................................................16
                1.2.8.   Late Payment Resulting from Bank Error..................................................16
                1.2.9.   Right to Net............................................................................16
           1.3.   SETTLEMENTS OF DISPUTED AMOUNTS................................................................17
                1.3.1.   Notification of Disputed Amount.........................................................17
                1.3.2.   Payment of Disputed Amount..............................................................17
                1.3.3.   Ultimate Settlement of Disputed Amount..................................................18


SOUTHWESTERN BELL TELEPHONE:

           2.0  CUSTOMER BILLING STATEMENT.......................................................................21
                2.1.1.   Bill Processing Service.................................................................21
                2.1.2.   Billing Information.....................................................................23
           2.2.          Customer Bill Format....................................................................23


PACIFIC BELL AND NEVADA BELL:

3.0    CARRIER BILLING REQUIREMENTS..............................................................................27

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit B


                                TABLE OF CONTENTS


AMERITECH:
                                                                                                         Page
4.0    SETTLEMENT TERMS..................................................................................30
   4.1    Net Purchased/Collected Amount Due Customer....................................................30
        4.1.1    Formula for Calculation of the Net Purchase/Collected Amount Due Customer...............30
        4.1.2    Final True-Up Upon Cessation of Billing and Collection Services.........................37
        4.1.3    Statement of Amount Due the Customer....................................................39
        4.1.4    Payment Date............................................................................40
        4.1.5    Payment Method..........................................................................40
        4.1.6    Payment Detail..........................................................................40
        4.1.7    Late Payment Penalty....................................................................40
        4.1.8    Late Payment Resulting from Bank Error..................................................41
   4.2    AMOUNT DUE THE AOC.............................................................................41
        4.2.1    General...................,.............................................................41
        4.2.2    Payment Date............................................................................41
        4.2.3    Payment Method..........................................................................42
        4.2.4    Payment Detail..........................................................................42
        4.2.5    Netting of Amount Due AOC...............................................................42
        4.2.6    Late Payment Penalty ...,,.':...:.......................................................43
        4.2.7    Late Payment Resulting from Bank Error..................................................43
   4.3    SETTLEMENT OF DISPUTED AMOUNTS.................................................................44
        4.3.1    Notification of Disputed Amount.........................................................44
        4.3.2    Payment of Disputed Amount..............................................................44
        4.3.3    Ultimate Settlement of Disputed Amount..................................................44
        4.3.4    Retention of Supporting Data Concerning Disputed Amount.................................44


SOUTHERN NEW ENGLAND TELEPHONE:

 5.0    SETTLEMENT TERMS.................................................................................47
   5.1.   Amount Due Customer............................................................................47
        5.1.1.   Formula for Calculation of Amount Due Customer..........................................47
        5.1.2.   Derivation of Uncollectible Bad Debt Allowance..........................................48
        5.1.3.   Uncollectible True-up...................................................................49
        5.1.4.   Final True-ups at Termination...........................................................50
        5.1.5.   Payment Date............................................................................50
        5.1.6.   Payment Method..........................................................................51
        5.1.7.   Assignment of Accounts Receivable.......................................................51
   5.2.   Amount Due SNET................................................................................51
        5.2.1.   Calculation of Amount Due SNET..........................................................51
        5.2.2. Netting Process...........................................................................52

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                   Exhibit B
                                                                   SWBT, PB, NB




SECTION 1 - APPLICABLE FOR:
        -        SOUTHWESTERN BELL TELEPHONE (SWBT)
        -        PACIFIC BELL (PB)
        -        NEVADA BELL (NB)

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit B
                                                                    SWBT, PB, NB

(SECTION 1.0 IS APPLICABLE TO SOUTHWESTERN BELL TELEPHONE, PACIFIC BELL AND NEVADA BELL ONLY)


1.0      SETTLEMENT TERMS


         1.1      AMOUNT DUE THE CUSTOMER


                  1.1.1 SBC Telco will purchase the Customer's account receivable due for bills rendered or to be rendered by SBC Telco to the Customer's End Users.

                           1.1.1.1 The Customer agrees to submit new billings to SBC Telco no less than once a week.

                           1.1.1.2 The Customer and SBC Telco agree that in the event the calculation of any purchase of Accounts Receivable, as defined herein, results in a negative amount due the Customer, SBC Telco may hold payment or recalculate any pending accounts receivable purchase(s) as defined further herein.

                  1.1.2.   Calculation of Amount Due the Customer

                          SBC Telco purchases the Customer's accounts receivable based on Pre End User Billing. The Customer will receive a Purchase of Accounts Receivable Statement
                          (PARS) which will reflect the Customer's accounts receivables. The calculation of the dollar amount due the Customer for the purchase of accounts receivable when the Customer provides files of rated messages is as follows:

                           1.1.2.1  Calculation with netting of B&C charges

                           Total Current Billable Amount

                           +        Billed Taxes

                           +/-      Surcharges

                           +        Rebills

                           -        Returns (Unbillables)

                           +/-      Recourse Adjustments (including taxes)

                           -        Uncollectible Bad Debt Allowance

                           +        Customer messages lost by SBC Telco

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit B
                                                                    SWBT, PB, NB

                                    +/-      Uncollectible True-Up Amounts
                                             (including any reserve
                                             requirements)

                                    -------------------------------------------

                                    =        Amount due the Customer

                                    -        Amount due SBC Telco for Billing
                                             and Collection Services

                                    -------------------------------------------

                                    =        Net Purchase of Account Receivable
                                             Amount

                           1.1.2.2  Calculation without netting of B&C charges

                                    Total Current Billable Amount

                                    +        Billed Taxes

                                    +/-      Surcharges

                                    +        Rebills

                                    -        Returns (Unbillables)

                                    +/-      Recourse Adjustments (including
                                             taxes)

                                    -        Uncollectible Bad Debt Allowance

                                    +        Customer messages lost by SBC Telco

                                    +/-      Uncollectible True-Up Amounts
                                             (including any reserve
                                             requirements)

                                    -------------------------------------------

                                    =        Amount due the Customer


                                    1.1.2.2.1. At the request of the Customer,
                                               SBC Telco will purchase the
                                               accounts receivable, without
                                               netting, after the Customer has
                                               purchased more than eighteen (18)
                                               months of bill rendering services
                                               and has established a consistent
                                               service and billing pattern with
                                               End Users. SBC Telco will have
                                               complete discretion in
                                               determining if the Customer's
                                               billing meets the criteria for
                                               which SBC Telco is willing to
                                               provide the purchase of the
                                               Customer's accounts receivable
                                               without netting.

                           1.1.2.3  Definitions of Elements on PARS

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit B
                                                                    SWBT, PB, NB

                           Total Current Billable Amount is the total amount billable to the Customer's End Users for the Customer services excluding any taxes applicable to such services. The total amount of billable revenue will be determined for the Customer for each file received.

                           Billed Taxes is the amount of taxes billed to End Users for Customer charges since the last settlement. Timely and accurate remittance of taxes to the taxing agency is the responsibility of the Customer.

                           Surcharges is the total of applicable surcharges collected on the Customer's behalf by SBC Telco. Timely and accurate remittance of surcharges to the reporting agency is the responsibility of the Customer.

                           Rebills represent the value of messages that have been adjusted from an End User account and processed to be billed to the same or another End User.

                           Returns (Unbillables) represent the value of messages that have been rejected for billing by SBC Telco and returned to the Customer.

                           Recourse Adjustments are the amounts debited or credited each settlement period to the Total Current Billable Amount. Recourse adjustments include SBC Telco and Customer initiated End User Adjustments, and Uncollectible Adjustments, defined as follows:

                           - End User Adjustments are the billed amounts, which SBC Telco removes from End User balance due, in accordance with this agreement.

                           - Uncollectible adjustments are the amount of non-deniable revenues adjusted through SBC Telco's uncollectible system on final accounts at time of write-off.

                           Uncollectible Bad Debt Allowance is an amount deducted from Total Current Billable Amount adjusted for Billed Taxes and Recourse Adjustments to compensate for losses resulting from failure of End Users to pay Final Customer Bill amounts due. Derivation of the Uncollectible Bad Debt Allowance is defined in Section 1.1.3.

                           Customer messages lost by SBC Telco will be estimated by SBC Telco based upon procedures defined in this

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit B
                                                                    SWBT, PB, NB

                           Agreement and, if not previously calculated in the Purchase of Accounts Receivable, SBC Telco will add to the Amount Due the Customer.

                           Uncollectible True-Up Amounts are amounts resulting from quarterly true-up calculations as defined in
                           Section 1.1.4.

                           Amount Due the Customer represents the Net Purchase amount for Accounts Receivable.

                           Amount Due SBC Telco equals all charges due or to become due to SBC Telco under this Agreement and any applicable tariff.

                           Net Purchase of Accounts Receivable amount is the Amount due the Customer less the Amount Due SBC Telco.

         1.1.3.   Uncollectible Bad Debt Allowance (Discounted)

                  For each settlement, SBC Telco will subtract an uncollectible bad debt allowance amount for Uncollectibles from the Total Current Billable Amount, adjusted by Recourse Adjustments, Billed Taxes, Surcharges and Unbillables. Uncollectibles are amounts billed by SBC Telco to End Users on final End User bills that are added to the Uncollectible (realized) Accounts of SBC Telco. SBC Telco will determine the Customer's uncollectible bad debt allowance amount for Uncollectibles for each settlement by multiplying the Total Current Billable Amount, adjusted by Recourse Adjustments, Billed Taxes, Surcharges and Unbillables by the Customer uncollectible factor as determined below:

                  1.1.3.1. New Customers

                           Until valid uncollectible data can be accumulated by SBC Telco on the Customer, normally 6 (six) to 9
                           (nine) months of realized uncollectible monthly activity, the Customer's uncollectible factor will be set at 25% for the first two months, defined as the Customer submitting billings to SBC Telco no less eight consecutive weeks over a two calendar month time frame. After the first two months of billings as defined above, the factor will set to an industry average for like billings or another surrogate factor acceptable to SBC Telco, and will be applied to the Customer's account receivables; provided however, the

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit B
                                                                    SWBT, PB, NB

                           two month reserve will in no event be less than 50% of the largest one month's billing submitted to SBC Telco by the Customer.

                  1.1.3.2. Existing Customers

                           To determine the Customer uncollectible bad debt allowance factor, SBC Telco will determine from its bill records the dollar amount billed on the final End User bills which have deemed as uncollectible. These amounts are added to the realized uncollectible accounts (uncollectible amount) for the most recent quarterly period as defined by SBC Telco. This uncollectible amount will include adjustments to account for any payments received by SBC Telco for outstanding final Customer billed amounts that were declared uncollectible prior to the most recent quarter. The uncollectible amount will not include uncollected late payment charges applied to the End User bill.

                  1.1.3.3. An uncollectible apportionment system will be used by
                           SBC Telco each month to determine the total realized uncollectible amounts for each Customer which is provided Bill Processing Service by SBC Telco.

                  1.1.3.4. SWBT only - The realized uncollectible amount for the
                           Customer determined through the apportionment system, will be divided by the Total Current Billable Amount, plus or minus returns, plus rebills, plus or minus Recourse Adjustments, plus taxes for the same quarter to develop the Customer uncollectible bad debt allowance factor.

                           PB/NB only - The realized uncollectible amount for the Customer determined through the apportionment system, will be divided by the Total Current Billable Amount, plus or minus returns, plus rebills, plus or minus Recourse Adjustments, for the same quarter to develop the Customer uncollectible bad debt allowance factor.

                  1.1.3.5. This uncollectible apportionment system will utilize actual Customer realized uncollectible amount from End User accounts in order to determine realized amounts.

                  1.1.3.6. The most recent uncollectible bad debt allowance
                           factor will be used by SBC Telco until a revised uncollectible

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit B
                                                                    SWBT, PB, NB

                           bad debt allowance factor is determined in the succeeding study period.

                  1.1.3.7. In the event of negative or zero uncollectible bad debt allowance factor occurs, SBC Telco may utilize either an industry average factor, the Customer's prior quarter factor, or another surrogate factor which represents the Customer's prior uncollectible history.

                  1.1.3.8. Notwithstanding the above, SBC Telco retains the
                           right to adjust the Customer's uncollectible bad debt allowance factor should the Customer's uncollectibles, adjustments and/or billable revenues fluctuate to such an extent as to appear unstable and insufficient to cover projected write-offs, or abruptly change.

         1.1.4.   Uncollectible True-Up

                  SBC Telco will determine the time at which the history of the Customer's realized uncollectibles is sufficient to establish the Customer specific uncollectible bad debt allowance factor (normally 9 to 12 months of realized uncollectible monthly activity). After this Customer specific factor has been developed and applied for a quarterly period, the following uncollectible true-up procedure will be implemented.

                  1.1.4.1. During the quarterly period, if the realized
                           uncollectible (write-offs) plus the required uncollectible reserve amount as defined below in
                           Section 1.1.5 (reserve) differ from the total uncollectible bad debt allowance amount discounted from each settlement (discounted uncollectibles) plus the reserve currently held by SBC Telco, a true-up amount will be calculated. This difference shall equal the true-up amount. SBC Telco will net the true-up amount from the Purchase of Accounts Receivable Amount due the Customer. The formula for the true-up is as follows:

                           Total Current Quarter's Realized Uncollectibles

                           +        The current quarter's required reserve
                                    amount

                           ----------------------------------------------------

                           = Total current quarter's realized uncollectible and reserve requirement

                           -        The appropriate quarter's discounted
                                    uncollectibles

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit B
                                                                    SWBT, PB, NB


                           -        Prior quarter's reserve amount held by SBC
                                    Telco

                           ---------------------------------------------------

                           =        +/- True-up amount


                           A positive true-up amount will be due SBC Telco and a negative true-up amount will be due the Customer.

                  1.1.4.2. This formula allows for an actual true-up on realized uncollectibles and the maintenance of an ongoing required reserve amount.

                  1.1.4.3. The true-up amount will be calculated at the end of the month following the close of the quarterly period. The true-up settlement will be included in the calculation of the Amount Due the Customer.

                  1.1.4.4. If the actual net bad debt realized is greater than the Estimated Bad Debt, SBC Telco will deduct the difference from the next available purchase of accounts receivable or, if the next scheduled purchase of accounts receivable is less than the difference, SBC Telco may issue a separate invoice to the Customer for the difference. The Customer will pay such separate invoice within 5 business days of receipt. In the event the Customer fails to pay the separate invoice within 5 business days of receipt, SBC Telco may immediately discontinue any or all billing services offered under this Agreement.

                  1.1.4.5. A final true-up will be performed on 9 -12 months of data following the termination of billing and collections Bill Rendering services. The formula for the final true-up is:

                           All realized uncollectibles not previously tuned-up

                           - All discounted uncollectibles not previously trued-up

                           -        Current reserve held by SBC Telco

                           ----------------------------------------------------

                           =        Final true-up amount


                           A positive true-up amount will be due SBC Telco and a negative true-up amount will be due the Customer.

                  1.1.4.6. The final true-up will be calculated by the end of the 9* to

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit B
                                                                    SWBT, PB, NB


                           12th month following termination of billing and collections Bill Rendering services. The true-up settlement will be made within 90 days thereafter.

                  1.1.5.   Reserve Requirement

                           SBC Telco will apply the following procedures in calculating the required reserve amount:

                           1.1.5.1. Until such time as SBC Telco has established
                                    a Customer specific uncollectible factor, the reserve requirement will be based on no less than 50% of the largest one month's billings submitted to SBC Telco by the Customer.

                           1.1.5.2. For Customers whose total adjustments exceed
                                    10% of the Customer's billed revenues in any one (1) month or should the Customer's uncollectibles adjustments and/or billed revenues fluctuate to an extent as to appear unstable or insufficient to cover projected write-offs, or abruptly change, the required reserve amount will be calculated as follows:

                                    Total realized uncollectibles for the
                                    current quarterly period x (multiplied) .667

                                    +        The amount of adjustments
                                             experienced in the prior three
                                             months of billings with respect to
                                             live accounts. Current reserve held
                                             by SBC Telco

                                    +        The amount of revenues adjusted in
                                             the prior three months through SBC
                                             Telco's uncollectible system on
                                             final accounts at write-off

                                    ------------------------------------------

                                    =        Required Reserve Amount


                                    The required reserve amount for Customers not subject to procedures defined in 1.1.5.1 and 1.1.5.2 above will be established and maintained by SBC Telco as a current reserve and will be determined by calculating the total realized uncollectibles for the current quarterly period x (multiplied) .667.

                           1.1.5.3. (Pacific Bell and Nevada Bell only) In
                                    addition to the Customer's reserve
                                    requirement defined above, the Customer's minimum annual purchase of service requirements will be reviewed on a quarterly basis and

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit B
                                                                    SWBT, PB, NB


                                    any prorated short fall will be maintained in the reserve requirement based on the following calculation:

                                    Number of months of services for the current term of the Agreement (less any reduction of time for service start up) x (multiplied) one-twelfth (1/12) of the annual required minimum purchase of service


                                    -        All annual billing and collection
                                             charges

                                    -------------------------------------------

                                    =        Required Reserve Amount


                                    A positive amount will be calculated into the Customer's reserve requirement. A negative amount will not require a reserve requirement for the minimum annual purchase of service.

                           1.1.5.4. Notwithstanding the above, SBC Telco at its
                                    sole discretion reserves the right to
                                    increase the reserve amount, if the
                                    Customer's uncollectibles, adjustments,
                                    minimum annual purchase of service (Pacific
                                    Bell and Nevada Bell), and/or billable
                                    revenues fluctuate to such an extent that the reserve no longer appears sufficient to cover the projected write-offs. This may be accomplished by increasing the bad debt allowance factor and/or by withholding payments due to the Customer, as SBC Telco shall deem necessary to cover the risk involved or require the Customer to fund the increased reserve amount.

                           1.1.5.5. Deposits and Reserves

                                    In the event the Customer has not
                                    established credit with SBC Telco or has information services billings that are 25% or greater of its projected or actual total billed revenue, or has repeatedly failed to pay SBC Telco in a timely manner for Billing and Collection Services provided by SBC Telco under previous billing agreements, or fail to pay the charges for the services provided under this Agreement in a timely manner, SBC Telco shall have the right to require a deposit from the Customer to guarantee payment. The deposit shall be the actual or estimated charges for services, including amounts for anticipated Adjustments and uncollectibles, for providing the Service to the Customer for a four month period. The anticipated Adjustments and

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit B
                                                                    SWBT, PB, NB

                                    uncollectibles shall be based on the greater of the Customer's historical Adjustment and uncollectible for the Customer's type of telecommunications services. SBC Telco reserves the right to increase the deposit in the event the Customer's billing volumes increase to the extent that the existing deposit no longer represents the actual charges for services, over a four month period. Upon termination of the service, SBC Telco shall credit the amount of the deposit to the Customer's account and any remaining credit balance will be refunded or credited to the Customer's account prior to termination of the Service if the Customer has promptly paid all relevant charges for a period of one year.

                  1.1.6    PARS Issuance Date (SWBT Only)

                           SWBT ONLY - SWBT will issue the Purchase of Accounts Receivable Statement to the Customer no later than fifteen (15) business days following the entry of message data into SWBT's Master File Maintenance system for program processing for all applicable SWBT data processing centers, (normally three (3) to six
                           (6) business days from date of receipt).
                           Notwithstanding the above, the Purchase of Accounts Receivable Statement will not be issued when the amount due the Customer is a negative amount. SWBT will issue a preliminary PAR.

                  1.1.7.   Payment Date

                           SWBT ONLY - For pre End User billing purchase of the Customer's accounts receivable, the net amount due the Customer from SWBT for each file or rated messages will be payable on the payment date which will determined by adding forty-two (42) days to the date the files are processed by SWBT. Files will be processed in all data centers within three (3) to six
                           (6) business days of receipt by SWBT.

                           PB/NB ONLY - For pre End User billing purchase of the Customer's accounts receivable, the net amount due the Customer from Pacific Bell/Nevada Bell for each file or rated messages will be payable on the payment date which will determined by adding fifty (50) days to the date the files are processed by Pacific Bell/Nevada Bell. Files will be processed in all data centers within three (3) to six (6) business days of receipt by Pacific Bell/Nevada Bell.

                           1.1.7.1. If such payment date falls on a Sunday or on
                                    a Holiday which is observed on Monday,
                                    payment date shall be the first non-Holiday day following such Sunday or Holiday.

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit B
                                                                    SWBT, PB, NB

                           1.1.7.2. If such payment date falls on a Saturday or
                                    on a Holiday which is observed on Tuesday, Wednesday, Thursday or Friday, the payment date shall be the last non-Holiday day preceding such Saturday or Holiday.

                           1.1.7.3. SWBT ONLY - SWBT may, for ease of
                                    administration, combine payments due for files received on different days within a five (5) day period. The settlement date will then be determined by adding forty-two
                                    (42) days to the midpoint of the period
                                    (said period not to exceed five (5) days) over which the billable messages are received.

                                    PB ONLY - Pacific Bell may, for ease of
                                    administration, combine payments due for files received on different days within a five (5) day period. The settlement date will then be determined by adding fifty (50) days to the midpoint of the period (said period not to exceed five (5) days) over which the billable messages are received.

                                    NB ONLY - Nevada Bell may, for ease of
                                    administration, combine payments due for files received on different days within a calendar month period. The settlement date will then be determined by adding fifty (50) days to the midpoint of the period (said period not to exceed calendar month) over which the billable messages are received.

                  1.1.8.   Payment Method

                           Any payment to the Customer from SBC Telco of one hundred thousand dollars ($100,000) or more must be transmitted by SBC Telco to a designated bank account of the Customer (to be provided to SBC Telco by the Customer) by electronic funds transfer. Any payment to the Customer from SBC Telco less than one hundred thousand dollars ($100,000) may be paid at SBC Telco's option by electronic fund transfer as described above or by check or draft to the payee's address (to be provided to SBC Telco by the Customer).

                           If any portion of the net settlement amount is received by the Customer in funds that are not immediately available to the Customer, then a late payment charge shall be due the Customer, unless the payment is being held for reserve requirements. SBC Telco will have full responsibility for ensuring that payment is received by the payment date.

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit B
                                                                    SWBT, PB, NB

                  1.1.9.   Payment Detail

                           Any draft payment to the Customer from SBC Telco must be accompanied by the reference number utilized by SBC Telco for the Purchase of Accounts Receivable Statement being paid.

                  1.1.10.  Late Payment Charge

                           Any payment received by the Customer after the payment date or any payment received in funds, which are not immediately available to the Customer on the payment date, will be subject to a late payment charge. The late payment charge shall be the portion of the Amount Due the Customer (as defined in 1.1.) received after the payment date times a late factor. The late factor shall be six percent (6%) per annum prorated on a daily basis (6% divided by 365), or the maximum rate allowed by law in each state jurisdiction, whichever is less. Any late payment charge may be remitted separately to the Customer or at SBC Telco's option combined with a Purchase of Accounts Receivable payment.

                  1.1.11.  Late Payment Resulting from Bank Error

                           Any late payment resulting from bank error will not be subject to the late payment charge provided SBC Telco can verify that it was not at fault. Rather, the discrepancy will be resolved by the bank(s) involved. It is the responsibility of SBC Telco to notify the bank(s) involved and coordinate resolution of the discrepancy.

                  1.1.12.  Negative Amount due the Customer

                           The Customer and SBC Telco agree that in the event the calculation of any Purchase of Accounts Receivable results in a negative amount due the Customer, SBC Telco may at its sole discretion 1) recalculate and reduce the amount of prior pending accounts receivable purchase(s) by the current negative amount due, or 2) hold payment of any pending account receivable purchase(s), otherwise due the Customer, without penalty until such time as the Customer submits new billings which are sufficient to result in SBC Telco's calculation of a subsequent Purchase of Accounts Receivable with a positive amount due the Customer, taking into consideration the negative amount due from prior purchase(s), or 3) issue a bill to the Customer for the amount due SBC Telco.

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit B
                                                                    SWBT, PB, NB


                                   1.1.12.1. The Customer and SBC Telco agree
                                             that the payment date for accounts
                                             receivable purchase(s) suspended
                                             for payment as defined above will
                                             be due the Customer ten (10)
                                             additional business days from the
                                             date on which a positive or
                                             recalculated amount due is
                                             calculated by SBC Telco or ten (10)
                                             additional business days from the
                                             original payment date, whichever is
                                             later.

                                   1.1.12.2. In addition to any other remedies,
                                             should the Customer fail to submit
                                             new billings in the required weekly
                                             interval to offset the negative
                                             amount due, SBC Telco may apply the
                                             Customer's reserve amount to offset
                                             and proceed with Termination of
                                             Services, as defined in this
                                             Agreement.


         1.2.     AMOUNT DUE SBC TELCO


                  1.2.1.   Calculation of Amount Due SBC Telco

                           The amount due SBC Telco equals all appropriate billing and collection service charges for services provided under this Agreement, or tariffs, including amounts resulting from uncollectible true-up and reserve requirements. These charges will be summarized for the Customer.

                  1.2.2.   Billing Detail

                           Billing and Collection Service charges will be provided to the Customer in the format described in 2.0, entitled Customer Billing Statement.

                  1.2.3.   Payment Date

                           1.2.3.1. Based on Pre-End User Billing with netting

                                    If the Amount Due the Customer is less than the amount due SBC Telco, the difference is due from the Customer to SBC Telco within 30 days following the date of the Purchase of Accounts Receivable statement. SBC Telco at its option may net any negative amount due SBC Telco as set forth in 1.1.12. If the payment date would cause payment to be due on a Saturday, Sunday or SBC Telco/Customer bank Holiday, payment for the amount due SBC Telco will be as defined in 1.2.3.2.1. or 1.2.3.2.2.

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit B
                                                                    SWBT, PB, NB

                  1.2.3.2. Based on Pre-End User Billing without netting

                           The payment date is determined by adding 30 days from the preparation date of the statement detailing the amount due SBC Telco (ASBS report from SWBT, Open Billing report from PB/NB). The statement is to be issued in accordance with Section 1.2.6. If the payment date would cause payment to be due on Saturday, Sunday or SBC Telco/Customer Bank Holiday the payment for the amount due SBC Telco will be defined as in 1.2.3.2.1. or 1.2.3.2.2.

                           1.2.3.2.1. If such payment date falls on a Sunday or
                                      on a Holiday which is observed on a
                                      Monday, the payment date shall be the
                                      first non-Holiday day following such
                                      Sunday or Holiday.

                           1.2.3.2.2. If such payment date falls on a Saturday
                                      or on a Holiday which is observed on
                                      Tuesday, Wednesday, Thursday or Friday,
                                      the payment date shall be the last
                                      non-Holiday preceding such Saturday or
                                      Holiday.

         1.2.4.   Payment Method

                  Any payment to SBC Telco from the Customer of one hundred thousand dollars ($100,000) or more must be transmitted by the Customer to a designated bank account of SBC Telco (to be provided to the Customer by SBC Telco) by electronic funds transfer. Any payment to SBC Telco from the Customer less than one hundred thousand dollars ($100,000) may be paid by check or draft to the payee's address (to be provided to the Customer by SBC Telco), or by electronic fund transfer to a designated bank account or SBC Telco (to be provided to the Customer by SBC Telco). If any portion of the net settlement amount is received by SBC Telco in funds which are not immediately available to SBC Telco, then a late payment charge shall be due SBC Telco. The Customer will have full responsibility for ensuring that payment is received by the payment date.

         1.2.5.   Payment Detail

                  Any payment to SBC Telco from the Customer must be accompanied by the SBC Telco invoice number being paid.

         1.2.6.   Timeframe for Statement Issuance

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit B
                                                                    SWBT, PB, NB


                  Statements detailing the amount due SBC Telco (i.e., ASBS reports from SWBT, Open Billing reports from PB/NB) must be received by the Customer at least 20 days prior to the payment date to allow the Customer adequate time to process payment. Statements not received within this timeframe will not be subject to the late payment charge for the number of days the statement was late. It is the Customer's responsibility to prove that a statement was received after the specified timeframe.

         1.2.7.   Late Payment Charge

                  Any payment received by SBC Telco after the payment date or any payment received in funds, which are not immediately available to SBC Telco on the payment date, will be subject to a late payment charge. The late payment charge shall be the portion of the amount due SWBT (as defined in 1.2.1.) received after the payment date multiplied by a late factor. The late factor shall be six (6%) per annum prorated on a daily basis (6% divided by 365), or the maximum rate allowed by law in each state jurisdiction, whichever is less.

                  Any late payment charge may be billed separately by SBC Telco or at SBC Telco's option netted against a Purchase of Accounts Receivable payment.

         1.2.8.   Late Payment Resulting from Bank Error

                  Any late payment resulting from bank error will not be subject to the late payment charge provided the Customer can verify that it was not at fault. Rather, the discrepancy will be resolved by the bank(s) involved. It is the responsibility of the Customer to notify the bank(s) involved and coordinate resolution of the discrepancy.

         1.2.9.   Right to Net

                  1.2.9.1. SBC Telco reserves the right to net against the
                           Customer accounts receivable purchases all Billing and Collection Services which SBC Telco has not received payment on or prior to the Payment Date of the statement detailing the amount due SBC Telco.

                  1.2.9.2. Furthermore, SBC Telco has the right to net
                           outstanding non-Billing and Collection Service charges, either billed on the same billing statement as Billing and Collection Services charges or separately billed, to the Customer's accounts receivable purchases for those charges for which

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit B
                                                                    SWBT, PB, NB


                           SBC Telco has not received payment on or prior to the Payment Date of the statement detailing the amount due SBC Telco. These non-Billing and Collection Service charges can include, but are not limited to, Account Maintenance, Billing Name and Address, Mechanized Data Gathering, Customer Name and Address, Customer Name and Location, and On-Line Inquiry.

                  1.2.9.3. SBC Telco may, at its sole discretion, process all future Purchase of Accounts Receivable under netting. SBC Telco will apply any late payment penalty incurred by the Customer. SBC Telco will notify the Customer if such netting is required.

                  1.2.9.4. Should the Customer fail to submit new billings in the required weekly interval to offset the amount due, SBC Telco may apply the Customer's reserve amount to offset the amount due and proceed with Termination of Service, as defined in this Agreement.


         1.3.     SETTLEMENTS OF DISPUTED AMOUNTS


                  1.3.1.   Notification of Disputed Amount

                           Should either Party dispute any portion of the amount due (as defined in Sections 1.1 and 1.2) then, prior to initiating formal dispute resolution proceedings, said Party shall notify the other Party in writing of the nature and basis of the dispute. The Customer may file a substantiated claim with SBC Telco regarding Billing and Collection Charges or revenue billed and not remitted as well as revenue not billed under this Agreement. SBC Telco may file a substantiated claim with the Customer for acts taken under this Agreement. Such claims must provide detailed documentation.

                  1.3.2.   Payment of Disputed Amount

                           1.3.2.1  Payment Under Protest

                                    Should a dispute arise regarding an amount due under this Agreement, a Party may, notwithstanding the continuing existence of the dispute, pay under protest the disputed amount due in accordance with settlement terms defined in Sections 1.1 and 1.2, buy each Party shall reserve and have

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit B
                                                                    SWBT, PB, NB


                                    claim against the other Party for
                                    reimbursement should the dispute finally be resolved in favor of the claimant.

                           1.3.2.2. Payment Withheld

                                    The claiming Party at its option may
                                    withhold payment of disputed amounts, when such a claim is made in writing with documentation and received by the other Party prior to the payment due date. The claiming Party will pay all non-disputed amounts as described in Section 1.1. or 1.2 by the payment due date.

                  1.3.3.   Ultimate Settlement of Disputed Amount

                           The Party receiving the claim shall have 30 days from the notification date, or other mutually agreed period, to process the claim and notify the claiming Party of the claim status.

                           1.3.3.l. For payment made under protest

                                    Should the claim, in whole or in part,
                                    ultimately be resolved in favor of the Party who has made payment under protest, that Party shall be entitled to a refund, with interest to the remittance date or as otherwise agreed to by the Parties, from the other Party. Interest on the settlement amount shall be calculated as follows:

                                    -        If the claim is received within six
                                             (6) months of the disputed
                                             charge(s), the interest will be
                                             calculated according to the late
                                             payment charge factor described in
                                             Paragraphs 1.1.10 or 1.2.7 from the
                                             date of the disputed payment
                                             amount.

                                    -        If the claim is received after six
                                             (6) months of the disputed
                                             charge(s), the interest will be
                                             calculated from receipt of the
                                             claim notification according to the
                                             late payment charge factor
                                             described in Paragraph 1.1.10 or
                                             1.2.7. After written notice to the
                                             paying Party that the claim has
                                             been sustained, the total amount
                                             due, with interest, to the
                                             remittance date or as otherwise
                                             agreed to by the Parties, shall be
                                             remitted no later than 30 calendar
                                             days following resolution.

                           1.3.3.2. For payment of disputed amounts when payment
                                    has been withheld

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit B
                                                                    SWBT, PB, NB


                                    Should the claim, in whole, ultimately be resolved in favor of the Party withholding payment, that Party will not be liable for the disputed amount of the claim. Should the claim, in whole or part, ultimately be resolved in favor of the other Party, the Party withholding payment shall immediately pay with interest to the remittance date or as otherwise agree to by the Parties, to the other Party. Interest on the settlement amount shall be calculated as defined in 1.3.3.1.

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit B
                                                                            SWBT



SECTION 2 - APPLICABLE FOR:

         -      SOUTHWESTERN BELL TELEPHONE (SWBT)

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit B
                                                                            SWBT


(SECTION 2.0 IS APPLICABLE TO SOUTHWESTERN BELL TELEPHONE ONLY)


2.0      CUSTOMER BILLING STATEMENT

         The Customer's billing statement is produced through SWBT's Ancillary Service Billing System (ASBS).

         2.1 Each Carrier Billing Statement will reflect prices for the following elements as ordered:

                  2.1.1.   Bill Processing Service

                  - Message Bill Processing: This per message charge is applicable for all MTS messages which are passed from SWBT's Master File Maintenance System to SWBT Bill Processing Program(s).

                  - Expanded Message Billing Charge: A variable per message charge for SWBT approved telecommunications related services or products billed through SWBT.

                  - Pay Per Call Service Billing Charge: A per message charge for services

                  - Inquiry Services: A per message charge for billed messages, when inquiry services are purchased.

                  - Bill Rendering - Message Billed: A per bill rendered charge for message billed services.

                  - Bill Rendering - Invoice Billing: An optional per page per bill rendered charge for Invoice Billing and Collection Services. The Customer may elect to purchase services on a rate element basis or choose to purchase services on a per page billed basis. (Note: This option can only be provided on a five state basis for both intrastate and interstate services.)

                           This per billed option includes the following individual rate element in the per page prices:

                           - Data transmission of the Customer's invoice billing records
                           -        Bill rendering
                           -        Message billing processing
                           -        Mechanized end user adjustments
                           -        Marketing messages (5 lines)
                           -        Marketing messages (up to 20 lines)

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62

                                                                       Exhibit B
                                                                            SWBT


                           - Summary (Text) Records
                           - Expanded message billing charge

                  All other standard Billing and Collection Service rate elements, as defined in Exhibit A of this Agreement, will be charged to the Customer on a per use basis.

         - End User Adjustment (Manual): A per adjustment charge for manual adjustments to End User accounts to adjust Customer charges when SWBT provides Support Services without Inquiry or initiated by the Customer when SWBT provides Support Services with Inquiry.

         - Mechanized End User Adjustment: A per adjustment record charge for adjustments which are sent in by the Customer in EMI format for mechanized adjustments processing.

         - Marketing Message (5 lines): A per phrase requested, per bill rendered charge.

         - Marketing Message (6-20 lines): A per phrase requested, per bill rendered charge.

         - Billing and Collection Development Charge: Per hour charge applicable for analysis, design, development, testing and implementation of the Customer requested business. Overtime per hour rates are two times the per hour rate.

         - Clerical Staff Charge: Per hour charge for clerical utilization required for the Customer requested business. Overtime per hour rates are two times the per hour rate.

         - CPU Utilization Charge: Per hour charge for CPU utilization required for the Customer requested business. Minimum on hour increments.

         - Data Transmission using CMDS I Network: A per record charge for data sent or received when data transmission requires use of the CMDS I network.

         - Data Transmission using Customer Provided Networks: A per record charge for data sent or received when data is transmitted between the Customer provided network and SWBT.

         - Overnight Delivery of Magnetic Tape(s): A per page charge for overnight delivery of magnetic tape not prepaid by the Customer.

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit B
                                                                            SWBT

                           - Phrase Summary (Text) Record: A per record charge applicable for EMI "015127" records submitted by the Customer and processed by SWBT.

                           2.1.2.   Billing Information

                           - Standard SWBT CRIS Billing Information: A per record written charge to supply End User billing information created through normal daily system operations.

                           -        Customer (i.e., End User) Name and Address:
                                    A per request received for CNA services.

                           - ICB (Individual Case Basis): Additional ICB charges will apply as appropriate.

                           - PIU (Percent of Interstate Usage) Allocation of Charges: The Customer provided PIU factor will be utilized for the allocation of charges to the appropriate jurisdiction when a service cannot be specifically identified as interstate or intrastate. The Bill Rendering service will allocate on a 50% PIU basis when both intestate and intrastate Customer services are present on the End User's bill.


                  2.2.     Customer Bill Format


                           2.2.1.   Requirements for Customer Billing Statements
                                    (ASBS)

                                    Statements for Billing and Collection
                                    Services will be issued separately from
                                    access bills, and will include, but not be limited to, the following:

                                    2.2.1.1. All billed amounts detailed by rate
                                             element by jurisdiction, and
                                             associated with the period in which
                                             they were incurred.

                                    2.2.1.2. Adjustments (volumes and expenses)
                                             to billed amounts, in sufficient
                                             detail to permit the Customer to
                                             identify the reason for adjustment,
                                             the time period affected (with each
                                             adjustment broken out for the
                                             specific month covered),
                                             interstate/intrastate jurisdiction,
                                             and rate element.

                                    2.2.1.3. Charges will be identified by type
                                             of service category and by
                                             interstate/intrastate jurisdiction.

                                    2.2.1.4. Taxable/Surcharge amounts and
                                             percent of tax/surcharge amounts
                                             will be identified by state and
                                             local jurisdiction.

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit B
                                                                            SWBT



                                    These statements are produced through the Ancillary Service Billing System (ASBS).

                  2.2.2. Overall Identification Requirements for Customer Billing Statements

                           Each Customer Billing Statement will contain the following overall identification information:

                           -        Company: Name of Customer.

                           -        Bill Date: The date the statement is
                                    created.

                           - State: The state in which the Billing and Collection Service were performed.

                           - Bill Period From and Through Dates: Period of time in which the service was provided.

                           - Type of Account: The identification of the type of account covered by the statement should read "Ancillary Services Billing System".

                           - Originating Company Code: The name that uniquely identifies the Local Exchange Company issuing the statement (if applicable).

                  2.2.3. Detail of Adjustment Requirements for Customer Billing Statements

                           Each Customer Billing Statement will contain the following Details of Adjusted Amounts by Rate
                           Element:

                           - Adjusted Date: The date the adjustment was applied.

                           - Adjustment Phrase: Description of the type of adjustment. Includes the previous billing period from and through dates to which the adjustment applies (month by month specific).

                                    Also includes the specific rate element
                                    being adjusted.

                           -        Adjustment Amount/Volume Rate-Intrastate:
                                    The amount, volume and rate of the
                                    adjustment to intrastate charges.

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit B
                                                                            SWBT


                           2.2.4. SWBT reserves the right, from time to time, to change the format of its Customer Billing Statement.

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit B
                                                                          PB, NB




SECTION 3 - APPLICABLE FOR:

        -        PACIFIC BELL (PB)

        -        NEVADA BELL (NB)

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit B
                                                                           PB/NB


(SECTION 3.0 IS APPLICABLE ONLY TO PACIFIC BELL AND NEVADA BELL ONLY)


3.0      CARRIER BILLING REQUIREMENTS


         3.1. Pacific/Nevada shall bill Customer via the Carrier Billing Statement for services rendered in accordance with the charges outlined in this Agreement.

                  3.1.1. Invoicing to Customer shall be on a monthly basis. Each Carrier Billing Statement shall be for approximately 30 days depending upon data processing cutoff dates used by Pacific/Nevada.

                  3.1.2. Detail of the charges shall be included on Pacific's/Nevada's Carrier Billing Statement by rate element as shown in the Rate Schedule (Exhibit A).

                  3.1.3. Pacific's/Nevada's Carrier Billing Statement shall be mailed to Customer via overnight mailing services or NDM as mutually agreed to by the Parties. Copies shall be provided only as mutually agreed to by Pacific/Nevada and Customer. Customer shall receive the Carrier Billing Statement no later than 22 days prior to the billing due date.

                  3.1.4. Billing information shall be segregated between interstate and intrastate. Pacific/Nevada shall calculate the current applicable Percent of Interstate Usage (PIU) using the most current actual usage when applying PIU.

                  3.1.5. The Carrier Billing Statement shall be provided in the following format:

                           3.1.5.1. Pacific's/Nevada's Carrier Billing Statement
                                    shall include all charges billed to Customer for services provided under this Agreement. Only those rate elements that are billed by Pacific/Nevada for Customer shall be included on the Carrier Billing Statement. For example, if Pacific/Nevada does not provide "inquiry" for Customer, that rate element shall not be shown on the Carrier Billing Statement. If a service is normally provided by Pacific/Nevada, the appropriate rate element(s) shall be shown on the Carrier Billing Statement whether or not applicable for a billing period.

                           3.1.5.2. The detail of adjustments shall be provided
                                    to Customer when applicable. This
                                    information shall include the

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit B
                                                                           PB/NB


                                    category adjusted, a short description of the adjustment, the bill period, applicable rates an units, jurisdiction of the adjustment (i.e., interstate or intrastate) and the original Carrier Billing Statement number to which the adjustment is being made.

                           3.1.5.3. Where appropriate, any charges for
                                    developmental work made on behalf of
                                    Customer shall be based on the applicable hourly rate as set forth in the Rate Schedule (Exhibit A).

                           3.1.5.4. A separate amount shall be shown for
                                    interstate (which includes international) and intrastate.

                           3.1.5.5. Outside collection agency fees shall be
                                    included. Pacific/Nevada shall prorate such agency fees to Customer as a percent of total fees paid by Pacific/Nevada to outside collection agencies in a given month. This percent is based on the ratio of Customer "recovered dollars" collected on behalf of Pacific/Nevada against the End User's Single Balance Due. The term "recovered dollars" refers to the amount of outstanding End User charges which have been collected by the outside collection agency on behalf of Pacific/Nevada.

                           3.1.5.6. The Carrier Billing Statement total includes
                                    all outstanding amounts due from Customer.

                           3.1.5.7. Pacific/Nevada reserves the right from time
                                    to time, to change the format of the
                                    Customer Billing Statement.

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit B
                                                                       Ameritech





        SECTION 4 - APPLICABLE FOR:

                -   AMERITECH

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit B
                                                                       Ameritech


(SECTION 4.0 IS APPLICABLE ONLY TO AMERITECH ONLY)

4.0      SETTLEMENT TERMS

         4.1      Net Purchased/Collected Amount Due Customer

                  4.1.1 Formula for Calculation of the Net Purchase/Collected Amount Due Customer

                           The Ameritech Operating Company (AOC) will use the following formula for the calculation of the Net Purchase/Collected Amount Due Customer for the Purchase/Collection of Accounts Receivable:

                               Total Revenue Accepted

                           +   Total Billed Taxes/Surcharges (AOC-generated)

                           +/- Recoursed Adjustments, Duplicates, Unbillables
                               and Rebills

                           -   Anticipated Uncollectibles

                           +/- Uncollectible Settlement True-Up

                           +/- Reserve for Recoursed Adjustments

                           -   Gross Receipts Tax (if applicable)
                           -----------------------------------------------
                           =   Net Purchased/Collected Amount Due Customer


         A.       Total Revenue Accepted

                  Customer will provide data sets or transmissions to the AOC on a prearranged schedule. The AOC edits the data sets for untimely messages. The AOC also edits to assure the data sets balance to totals predetermined by Customer and supplied in the data set trailer records.

                  If there are no edit errors found in the pack header or trailer records, individual message records are edited for acceptability. The AOC purchases all the message records in the pack that are determined to be acceptable.

                  The revenue on the Purchase/Collection of Accounts Receivable Statement(s) will include all revenues accepted from the transmissions for a specific journal month.

                  The revenue on the Purchase/Collection of Accounts Receivable Statement(s) will include all revenues accepted from the transmissions for a specific journal month.

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit B
                                                                       Ameritech


         B.       Total Billed Taxes/Surcharges (AOC-generated)

                  Billed Taxes include all AOC-generated Federal, State, and Local taxes and additional charges due to taxes that have been billed to the End User. Surcharge amounts include all amounts billed to the End User as directed by Customer.


         C.       Recoursed Adjustments, Duplicates, Unbillables, and Rebills

                  1.       Recoursed Adjustments

                           Recoursed Adjustments are amounts that the AOC removes from end user balances and charges back to the Customer via a deduction on the Purchase/Collection of Accounts Receivable Statement. They may be initiated by the Customer or by the end user and include, but are not limited to, adjustments made to end user bills to correct the charges on current or prior bills; lawfully billed amounts removed from end user balances at the direction of the Customer; and disputed billed amounts removed from end user balances.

                  2.       Discounts

                           Discounts are credits to an end user's account and may apply on either an individual message basis or a bulk basis. Discounts are subtracted on the Purchase/Collection of Accounts Receivable Statement.

                  3.       Unbillables

                           Unbillables are messages or invoices which remain unidentified after standard AOC investigation (e.g. messages from a billing telephone number where no account can be found), messages with invalid data which are detected after successful processing of the transmission and which fail standard AOC correction procedures (e.g. invalid NPA NXX RAO combination) or third number and/or collect messages received for billing on an account which includes a "toll billing exception" indicator.

                  4.       Rebills

                           Rebills are End User messages or invoices that the AOC bills again to the same or other End User accounts after having adjusted the message amounts and applicable taxes. The original messages written off

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit B
                                                                       Ameritech


                  resulted in an Adjustment to End Users' accounts and Adjustment to the Purchase/Collection of Accounts Receivable Statement. Therefore, the rebills must be added back into the Purchase/Collection of Accounts Receivable Statement.

                  The Federal, State, or Local taxes associated with the rebill would be included in the "Total Billed Taxes" portion of the Purchase/Collection of Accounts Receivable Statement.

         D. Uncollectible Bad Debt Allowance (for Bad Debt on Accounts Which Have Received Final Bills)

                  The AOC will subtract on the Purchase/Collection of Accounts Receivable Statement an amount for Anticipated Uncollectibles. Anticipated Uncollectibles are estimated amounts representing the portion of the Total Revenue Accepted, plus or minus Taxes and Surcharges, Recoursed Adjustments, Duplicates, Unbillables, and Rebills - which the AOC expects will ultimately become Realized Uncollectibles.

                  Realized Uncollectibles are amounts lawfully billed to End Users by the AOC, which, after standard intervals and application of standard collection procedures, the AOC determines to be impracticable of collection and which are added to the AOC's Realized Uncollectible Accounts and identified with Customer.

                  The AOC will determine the amounts for Anticipated Uncollectibles by multiplying the Total Revenue Accepted, plus or minus adjustments, by the Uncollectible Factor, rounded to the nearest 1/100,000th. The Uncollectible Factor will be determined as described in subsections 1 to 3 as follows:

                  1. Uncollectible Factor Initial Period (New Billing and Collection Customer only)

                           At the time a new Customer orders Billing and Collection Services, the AOC will determine the Customer's Uncollectible Factor for the Initial Period. The Initial Period shall be the first nine months for which the Customer is provided Billing and Collection Services if the ninth month is the last month in a calendar quarter (i.e., March, June, September, or December). If the ninth month is the first or second month in a calendar quarter, then the Initial Period shall

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit B
                                                                       Ameritech


                           be the first eight or ten months for which the Customer orders such service.

                  2.       Uncollectible Factor - Subsequent Periods

                           At the end of the Initial Period that Billing and Collection Services are provided to the new Customer, and at three-month intervals thereafter, the AOC will revise the Uncollectible Factor to be used in determining the Anticipated Uncollectible amounts for the ensuing three-month period. Existing Customers, who extend the term of their billing agreement(s), will not begin a new nine-month initial period. Rather, their existing Uncollectible Factor, as may be updated at the previously established quarterly intervals, will be carried forward to the new or extended agreement. Where the AOC and Customer enter into a new billing agreement, use of the existing Uncollectible Factor and the previously established quarterly intervals shall not be construed to incorporate by reference any terms or conditions of any previous Billing and Collections agreement between the AOC and Customer.

                  3.       Calculation of the Uncollectible Factor

                           The Uncollectible Factor will be revised as follows:

                           (a) The AOC will determine the total amount of all End User billing which, after standard intervals and application of standard collection procedures, was written off to the Realized Uncollectible Accounts of the AOC during the most recent three-month period. This Realized Uncollectible amount will reflect any payments, applicable deposits, and accrued interest converted to payments, or Recoursed Adjustments as described in Section 4.1.1.C preceding, which were applied during the most recent three-month period to End User accounts whose unpaid balances have been included in the Realized Uncollectible amounts for the same or earlier periods.

                           (b) This total Realized Uncollectible amount will be used by the AOC in an apportionment study to determine the Uncollectible Bad Debt Allowance for each billing entity during the three-month period. Apportionment percentages used to determine each entity's Realized Uncollectibles will be based on the proportion of charges for those end

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit B
                                                                       Ameritech


                                    user accounts written off during the
                                    three-month period.

                           (c) Customer's Realized Uncollectible amount in the AOC for the most recent three-month period will be divided by Customer's Adjusted Revenue, in such AOC, plus or minus adjustments, for the three-month period ending six (6) months prior to the end of the most recent three-month period. The result of this calculation will be the Uncollectible Factor to be used by the AOC in the ensuing three-month period.

                           (d)      This factor will be used by the AOC as
                                    follows:


                              Months of Study       Months Factor Applied
                            ----------------------------------------------
                             OCT     NOV   DEC      JAN     FEB      MAR
                            ----------------------------------------------
                             JAN     FEB   MAR      APR     MAY      JUN
                            ----------------------------------------------
                             APR     MAY   JUN      JUL     AUG      SEP
                            ----------------------------------------------
                             JUL     AUG   SEP      OCT     NOV      DEC
                            ----------------------------------------------

                           E.       Uncollectible Settlement True-Up

                                    The AOC will true-up the difference between the amount of Anticipated Uncollectibles (Allowance for Uncollectibles) withheld and the amount of Realized Uncollectibles which actually resulted. The difference will be the Uncollectible Settlement True-Up. If the Realized Uncollectibles exceed the Anticipated Uncollectibles, the difference will be deducted from the Amount Due to the Customer. If the Anticipated Uncollectibles exceed the Realized Uncollectibles, the difference will be added to the Amount Due to the Customer.

                                    The True-Up Settlement will be implemented in the month following the end of the Initial Period that Billing and Collection Services are provided to a new Customer. The AOC will subtract the sum of the Realized Uncollectibles incurred during the Initial Period from the sum of the Anticipated Uncollectibles (Allowance for
                                    Uncollectibles) which were withheld during the period extending from the seventh previous month back through the first month of the initial period. The difference will be the True-Up Settlement that will appear on the Purchase/Collection of

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit B
                                                                       Ameritech


                                    Accounts Receivable Statement issued the month following the end of the Initial Period.

                                    For example, if the Initial Period is
                                    January through September, the True-Up
                                    Settlement will be implemented on the
                                    October Purchase/Collection of Accounts
                                    Receivable Statement. The sum of the
                                    Realized Uncollectibles for January through
                                    September will be subtracted from the sum of the Anticipated Uncollectibles for January through March. The difference will be the True-Up Settlement amount that will appear on the October Purchase/Collection of Accounts Receivable Statement.

                                    After settling for the Initial Period, the True-Up Settlement will continue on a monthly basis. The amount of Realized Uncollectibles for the first previous month will be subtracted from the amount of Anticipated Uncollectibles for the fourth previous month. The difference will appear on the Purchase/Collection of Accounts Receivable Statement as the True-Up Settlement for the fourth previous month.

                                    For example, after settling for the Initial
                                    Period on the October Purchase/Collection of Accounts Receivable Statement, the True-Up Settlement for the November
                                    Purchase/Collection Statement will be
                                    calculated as follows: The amount of
                                    Realized Uncollectibles for October will be subtracted from the amount of Anticipated Uncollectibles for July. The difference will be reflected on the November
                                    Purchase/Collection of Accounts Receivable
                                    Statement as the True-Up Settlement for
                                    July.


                           F.       Reserve Requirement

                                    The AOC will apply the following procedures in calculating the required reserve amount:

                                    1.       Until such time as the AOC has
                                             established a Customer specific
                                             uncollectible factor, the reserve
                                             requirement will be based on no
                                             less than fifty percent (50%) of
                                             the largest one month's billings
                                             submitted to the AOC by the
                                             Customer.

                                    2.       For Customers whose total
                                             adjustments exceed 10% of the
                                             Customer's billed (accepted)
                                             revenues in any one (1) month or
                                             should the Customer's
                                             uncollectibles adjustments and/or
                                             billed (accepted) revenues
                                             fluctuate to an extent as to appear
                                             unstable or insufficient to

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit B
                                                                       Ameritech


                                             cover projected write-offs, or
                                             abruptly change the required
                                             reserve amount will be calculated
                                             as follows:

                                    + Total realized uncollectibles for the
                                      current quarterly period x .667

                                    + The amount of adjustments experienced in
                                      the prior three months of billings with
                                      respect to live accounts

                                    = Required Reserve Amount

                                    3.       The required reserve amount for
                                             Customers not subject to procedures
                                             defined in F.1 and F.2 above will
                                             be established and maintained by
                                             AOC as a current reserve and will
                                             be determined by calculating the
                                             total realized uncollectibles for
                                             the current quarterly period x
                                             .667.

                                    4.       Notwithstanding the above, AOC at
                                             its sole discretion reserves the
                                             right to increase the reserve
                                             amount, if the Customer's
                                             uncollectibles, adjustments, and/or
                                             billable revenues fluctuate to such
                                             an extent that the reserve no
                                             longer appears sufficient to cover
                                             the projected write-offs. This may
                                             be accomplished by increasing the
                                             bad debt allowance factor and/or by
                                             withholding payments due to the
                                             Customer, as AOC shall deem
                                             necessary to cover the risk
                                             involved or require the Customer to
                                             fund the increased reserve amount.
                                             AOC can satisfy the reserve
                                             requirement for any AOC by netting
                                             a customer's PAR from any other
                                             AOC.

                                    5.       During the quarterly period, if the
                                             required uncollectible reserve
                                             amounts as defined above in Section
                                             F (Reserve) differ from the total
                                             Reserve currently held by AOC, a
                                             true-up amount will be calculated.
                                             This difference shall equal the
                                             Reserve True-Up amount. AOC will
                                             net the Reserve True-Up amount from
                                             the Purchase of Accounts Receivable
                                             Amount due the Customer. The
                                             formula for the Reserve true-up is
                                             as follows:

                                    Reserve True-up Formula

                                    + Total Current Quarter's required reserve
                                      amount

                                    - Prior quarter's reserve amount held by AOC
                                    ------------------------------------------

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit B
                                                                       Ameritech


                                    = + Reserve True-Up Amount
                                      -

                                    A positive true-up amount will be due AOC and a negative true-up amount will be due the Customer.

                                    AOC may continue to hold the Reserve amount through the Final True-Up Upon Cessation of Billing and Collection Services.


                  G.       Gross Receipts Tax

                           Income from Accounts Receivable may be subject to a State Gross Receipts Tax. If applicable, the Customer will compensate the AOC for this additional tax liability including a gross-up designed to offset the additional tax liability caused by the reimbursement. The AOC will calculate the Gross Receipts Tax amount each bill month and subtract it in the calculation of the Net Purchase/Collected Amount Due the Customer.

         4.1.2    Final True-Up Upon Cessation of Billing and Collection
                  Services

                  For a period of one year after the AOC ceases to provide Billing and Collection Services to Customer, the AOC shall continue to determine Recoursed Adjustments as set forth in
                  Section 4.1.1.C preceding, which are made during this one-year period. The AOC will also continue to determine the Realized Uncollectible amounts that occur during this one-year period.

                  The AOC will continue to provide the Customer the Purchase of Accounts Receivable Statement during this one-year period and will pay any net amounts owed to Customer. If the "Net Due" is negative, amounts are to be paid within twenty (20) calendar days from the Customer's receipt of the Purchase of Accounts Receivable Statement Date, interest will be charged at the rate described in Paragraph 4.1.7.

                  A.       Recoursed Adjustments

                           If a Reserve has not been established under Section 4.1.1.F in a sufficient amount to cover anticipated Recoursed Adjustments, the AOC will subtract from the last regular Purchase of Accounts Receivable Statement(s) an amount for anticipated Recoursed Adjustments during this one-year period. The AOC will calculate the amount to be subtracted by multiplying the total Recoursed Adjustments for the previous twelve (12) months, as detailed on the Purchase/Collection of Accounts Receivable Statements,

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit B
                                                                       Ameritech


                           times 25%. If in the AOC's discretion, the Reserve established under Section 4.1.1.G preceding is insufficient to cover anticipated Recoursed Adjustments during this one year period, then the AOC may increase the amount of the Reserve consistent with the calculation under this Section 4.1.2.A.

                           This amount subtracted for anticipated Recoursed Adjustments will be used on a monthly basis as an offset against Recoursed Adjustments incurred by End User accounts on behalf of Customer during the one-year period. Customer may make additional payments for anticipated Recoursed Adjustments.

                           After the one-year period has elapsed, the AOC will determine the settlement amount by which the Recoursed Adjustments exceeded or were less than the anticipated Recoursed Adjustment. The AOC will prepare a Settlement Statement one month after the one-year period has elapsed which will reflect the final settlement amount. The AOC will provide Customer a copy of that statement and will make available to Customer all documentation used in preparation of the Settlement Statement.

                           The AOC will pay Customer the amount by which the actual Recoursed Adjustments are less than the anticipated Recoursed Adjustments or the Reserve amount, as applicable. Customer will pay the AOC the amount by which actual Recoursed Adjustments exceeded the anticipated Recoursed Adjustments or Reserve amount. Amounts owed are to be paid within twenty
                           (20) calendar days of receipt of the Settlement Statement (Payment Date).

                  B.       Uncollectibles

                           The true-up settlement will continue on a monthly basis during the one-year period to settle for the last six months of billing prior to the end of the contract.

                           The AOC will make twelve (12) additional monthly true-ups. For the first six (6) months, the AOC will subtract the amount of Realized Uncollectibles from the amount of Anticipated Uncollectibles held in reserve. The difference will be included in the True-Up Settlement Section on the Purchase of Accounts Receivable Statement(s).

                           The AOC will pay the Customer the amount by which the Anticipated Uncollectibles exceeded the Realized Uncollectibles. The Customer will pay the AOC the

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit B
                                                                       Ameritech


                           amount by which Realized Uncollectibles exceeded Anticipated Uncollectibles.

                           At the end of the one-year period, the AOC will pay the Customer the amount by which the Anticipated Uncollectibles exceed the Realized Uncollectibles.

                  C.       Special Anticipated Uncollectibles

                           The AOC may subtract from the last regular Purchase of Accounts Receivable Statement(s) an amount for a Special Anticipated Uncollectible amount. The AOC and Customer will agree upon the amount to be subtracted.

                           This Special Anticipated Uncollectible Amount will be used on a monthly basis as an offset against Realized Uncollectibles incurred during the one-year period.

                           If the Special Anticipated Uncollectible Amount does not occur before the one-year period has elapsed, the AOC shall pay the Customer the Unused Special Anticipated Uncollectible Amount.

                  D.       Unbillables

                           The Unbillable Amount will be subtracted on a monthly basis during the one-year period. The Unbillable Amount will be included on the Purchase/Collection of Accounts Receivable Statement(s).

                  E.       Other Collection Fee

                           The Other Collection Fee (outside collection agency fees) will continue to be included on the Purchase/Collection of Accounts Receivable Statement in the True-Up Settlement Section during the one-year period.

                  F.       Netting Against Reserve or Other Amounts Withheld

                           If the Reserve or any amount withheld for a specific type of anticipated adjustments under Section 4.1.2 is exhausted during the one year true up period, the AOC may net any amounts owed by Customer for such anticipated adjustment against amounts withheld for any other type of anticipated adjustment.

         4.1.3    Statement of Amount Due the Customer

                  A Statement of Amount Due, e.g., the Purchase/Collection of Accounts Receivable Statement, will be provided to the Customer by the AOC on a monthly basis.

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit B
                                                                       Ameritech


         4.1.4    Payment Date

                  The payment of the Purchase/Collection of Accounts Receivable Statement is paid once per month. The Payment Date is calculated by adding to the transmission receipt the average number of days to bill (15 days for Message Ready, 6 days for Invoice Ready), then adding the lag days (43 days), and then calculating a weighted average of the transmissions. (Refer to Attachment I for an example of the Payment Date Calculation.)

                  If the calculated Payment Date is a Saturday, Sunday, or AOC/Customer bank Holiday, payment for the Net
                  Purchase/Collected Amount will be due to the Customer as follows:

                  A. If such Payment Date falls on a Sunday or on a Holiday which is observed on a Monday, the Payment Date shall be the first non-Holiday day following such Sunday or Holiday.

                  B. If such Payment Date falls on a Saturday or on a Holiday which is observed on Tuesday, Wednesday, Thursday, or Friday, the Payment Date shall be the last non-Holiday day preceding such Saturday or Holiday.

         4.1.5    Payment Method

                  Any payment to the Customer from the AOC may be paid by check, or draft to the payee's lock box address, or by electronic funds transfer to a designated bank account. Payment must result in immediately available funds on the Payment Date. If any portion of the Net Purchase/Collected Amount is received by the Customer in funds that are not immediately available to the Customer, then a Late Payment Penalty shall be due the Customer. The AOC will have full responsibility for ensuring that payment is received by the Payment Date.

         4.1.6    Payment Detail

                  Any payment to the Customer from the AOC must identify the Purchase/Collection of Accounts Receivable Statement being paid.

         4.1.7    Late Payment Penalty

                  If any portion of the Net Purchase/Collected Amount is received by the Customer after the Payment Date, or if any portion of the Net Purchase/Collected Amount is received by the Customer in

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit B
                                                                       Ameritech


                  funds which are not immediately available to the Customer, then a Late Payment Penalty shall be due the Customer. The Late Payment Penalty shall be the portion of the Net Purchase/Collected Amount (as defined in Paragraph 4.1.1) received after the Payment Date, times a late factor, compounded daily for the number of calendar days from the Payment Date to and including the date that the funds are made available to the Customer. The factor for each day shall be the lesser of:

                  A. The highest interest rate (in decimal value) which may be levied by law for commercial transactions in the State in which the AOC provides Billing and Collection Services to the Customer, or

                  B. 0.000454 per day compounded daily, resulting in an effective annual rate of 18%.

         4.1.8    Late Payment Resulting from Bank Error

                  Any late payment resulting from bank error will not be subject to the Late Payment Penalty provided the AOC can verify that it was not at fault. Rather, the banks involved will resolve the error. It is the responsibility of the AOC to notify the banks involved and coordinate resolution of the error.


4.2      AMOUNT DUE THE AOC

         4.2.1    General

                  A Statement of the Amount Due the AOC will be provided to the Customer by the AOC on a monthly basis. The Amount Due the AOC equals all appropriate Billing and Collection Services charges billed under contract or any applicable tariffs. Access charges are not to be considered a portion of the Amount Due the AOC as part of this Agreement.

         4.2.2    Payment Date

                  The Amount Due the AOC is due from the Customer on the same date as the bill date but in the following month unless the bill is received by the Customer less than twenty (20) calendar days prior to that date, in which case the due date shall be twenty (20) calendar days after the Customer's receipt of the bill. It is the Customer's responsibility to substantiate that a bill was received after the specified time frame. If the Payment Date would cause

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit B
                                                                       Ameritech


                  payment to be due on a Saturday, Sunday, or AOC/Customer/bank Holiday, payment for the Amount Due the AOC will be as follows:

                  A. If such Payment Date falls on a Sunday or on a Holiday which is observed on a Monday, the Payment Date shall be the first non-Holiday day following such Sunday or Holiday.

                  B. If such Payment Date falls on a Saturday or on a Holiday which is observed on Tuesday, Wednesday, Thursday, or Friday, the Payment Date shall be the last non-Holiday day preceding such Saturday or Holiday.

         4.2.3    Payment Method

                  Any payment to the AOC from the Customer may be paid by check or draft to the payee's address (to be provided to the Customer by the AOC) or by electronic funds transfer to a designated bank account of the AOC (to be provided to the Customer by the AOC). Payment must result in immediately available funds on the Payment Date. If any portion of the Amount Due to the AOC is received by the AOC in funds that are not immediately available, then a Late Payment Penalty shall be due the AOC. The Customer will have full responsibility for ensuring that payment is received by the Payment Date.

         4.2.4    Payment Detail

                  Any payment to the AOC from the Customer must identify the AOC invoice being paid.

         4.2.5    Netting of Amount Due AOC

                  4.2.5.1. AOC reserves the right to net against the Customer accounts receivable purchases all Billing and Collection Services which AOC has not received payment on or prior to the Payment Date of the statement detailing the amount due AOC.

                  4.2.5.2. Furthermore, AOC has the right to net outstanding non-Billing and Collection Service charges, either billed on the same Billing statement as Billing and Collection Services charges or separately billed, to the Customer's accounts receivable purchases for those charges for which AOC has not received payment on or prior to the Payment Date of the statement detailing the amount due AOC. These non-Billing and Collection Service charges

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit B
                                                                       Ameritech


                           can include, but are not limited to, Account
                           Maintenance, Billing Name and Address, Mechanized Data Gathering, Customer Name and Address, Customer Name and Location, and On-Line Inquiry.

                  4.2.5.3. AOC may, at its sole discretion, process all future
                           Purchase of Accounts Receivable under netting. AOC will apply any late payment penalty incurred by the Customer. AOC will notify the Customer if such netting is required.

                  4.2.5.4. Should the Customer fail to submit new billings in the required weekly interval to offset the amount due, AOC may apply the Customer's reserve amount to offset the amount due and proceed with Termination of Service, as defined in this Agreement.


         4.2.6    Late Payment Penalty

                  Any payment received by the AOC after the Payment Date, or any payment received in funds which are not immediately available to the AOC on the Payment Date, will be subject to a Late Payment Penalty. The Late Payment Penalty shall be the portion of the Amount Due the AOC (as defined in Paragraph 4.1.1) received after the Payment Date times a late factor, compounded daily for the number of calendar days from the Payment Date to and including the date that the funds are made available to the AOC. The late factor for each day shall be the lesser of:

                  A. The highest interest rate (in decimal value) which may be levied by law for commercial transactions in the State in which the AOC provides Billing and Collection Services to the Customer, or

                  B. 0.000454 per day compounded daily, resulting in an effective annual rate of 18%.

         4.2.7    Late Payment Resulting from Bank Error

                  Any late payment resulting from bank error will not be subject to the Late Payment Penalty provided the Customer can verify that it was not at fault. Rather, the banks involved will resolve the error. It is the responsibility of the Customer to notify the banks involved and coordinate resolution of the error.

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit B
                                                                       Ameritech


4.3      SETTLEMENT OF DISPUTED AMOUNTS


         4.3.1    Notification of Disputed Amount

                  Either Party may dispute any portion of the Amount Due (as defined in Paragraphs 4.1.1 and 4.2.1). Said Party shall notify the other Party in writing of the nature and basis of the dispute. The claim period shall be limited to six (6) months from the issuance by AOC of the statement of Amount Due.

         4.3.2    Payment of Disputed Amount

                  Should the dispute not be resolved by the Payment Date, the payer shall, notwithstanding the continuing existence of the dispute, pay the billed amount in accordance with settlement terms defined in Subsections 4.1 and 4.2, but said Party shall reserve and have claim against the other Party for reimbursement if the dispute is resolved at a later date in favor of the claimant.

         4.3.3    Ultimate Settlement of Disputed Amount

                  The Party receiving the notice of dispute shall have 30 calendar days from the notification date, or other mutually agreed period, to process the claim and notify the claiming Party of the claim status. Should the claim, in whole or in part, ultimately be resolved in favor of the claimant, the claiming Party shall be entitled to a financial settlement from the other Party to the extent the claim was sustained. If appropriate, interest on the financial settlement amount shall be calculated and remitted as follows:

                  A. Interest will be calculated according to the late factor described in Paragraphs 4.1.7 or 4.2.6 and will include the period from the date such overpayment/underpayment was made available to the payee through the date that the overpayment/underpayment was made available to the payer.

                  B. After written notice to the claiming Party that the claim has been sustained, the total amount of the financial settlement shall be remitted no later than 31 calendar days following resolution.

         4.3.4    Retention of Supporting Data Concerning Disputed Amount

                  Both parties shall retain such detailed information as may reasonably be required for resolution of the disputed amount during the tendency of the dispute.

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit B
                                                                    Attachment I
                                                                       Ameritech


Payment Date Calculation

The following example is for illustrative purposes only.




      A      B      C        D           E        F           G             H
---------------------------------------------------------------------------------

   3/2/05    15     43    4/29/05     4/29/05     0      21,601.16           0.00
   3/9/05    15     43     5/6/05     4/29/05     7      26,331.44     184,320.08
  3/15/05    15     43    5/12/05     4/29/05    13      32,774.99     426,074.87
  3/23/05    15     43    5/20/05     4/29/05    21      20,337.08     427,078.68
  3/30/05    15     43    5/27/05     4/29/05    28      26,283.33     735,933.24
                                                        -------------------------
                                                        127,328.00   1,773,406.87

I            1,773,406.87   +   127,328.00  =    14

J            5/13/05 (Assuming 5/13/05 is not a weekend, holiday, etc.)


A     Accepted Revenue Date
B Average Days to Bill (15 days is used for Message Ready; 6 days is used for Account Ready)

C     Lag Days

D     Payment Date (A + B + C)

E     Earliest Payment Date Received

F     D-E

G     Revenue by Tape

H     Weighted Tape (F x G)

I     Total Weighted Tape/Total Tape Revenue

J     Payment Date all Tapes (E + I)

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit B
                                                                            SNET


        SECTION 5 - APPLICABLE FOR:

                 - SOUTHERN NEW ENGLAND TELEPHONE (SNET)

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit B
                                                                            SNET


SECTION 5.0 IS APPLICABLE ONLY TO SOUTHERN NEW ENGLAND TELEPHONE.)

5.0      SETTLEMENT TERMS

         5.1.     Amount Due Customer

                  Accounts Receivable - Southern New England Telephone (SNET) will purchase accounts receivable for messages billed to Customer end user accounts billed under this Agreement in accordance with the provisions of this Section 5.

                  5.1.1.   Formula for Calculation of Amount Due Customer

                           SNET will use the following formula for calculation of the dollar amount due Customer for the purchase of accounts receivable prior to netting of the Billing Services Charges:

                           Amount of Rated Messages Received

                           +/- Recourse Adjustments

                           -   Uncollectible Bad Debt Allowance

                           +/- Quarterly Uncollectible True-up Amount

                           -   Unbillables

                           + Federal Excise Tax (if Customer to remit directly)

                           + Connecticut State Sales Tax (Customer required to remit)

                  --------------------------------------------------------------

                           =   Amount Due Customer

                           Where:

                           A. Amount of Rated Messages Received is the amount of the messages received by SNET from Customer for billing.

                           B. Recourse Adjustments are the amounts debited or credited for end user adjustments in accordance with SNET' Inquiry Procedures, plus any Customer initiated adjustments.

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit B
                                                                            SNET


                           C. Uncollectible Bad Debt Allowance is an amount deducted on the Purchase of Accounts Receivable Statement to compensate for losses resulting from failure of the end user to pay final bill amounts due. Derivation of the Uncollectible Bad Debt Allowance is set forth in Section 5.1.2 below.

                           D. Quarterly Uncollectible True-up Amount reflects the amount by which the Uncollectible Bad Debt Allowance differs from the net realized uncollectibles.

                           E. Unbillable messages are messages that cannot be posted to an end user account.

                           F. Amount Due Customer represents the Net Purchase amount for Accounts Receivable.

                  5.1.2.   Derivation of Uncollectible Bad Debt Allowance

                           For each purchase of accounts receivable, SNET shall subtract from the total accounts receivable an amount for uncollectibles, subject to the following process:

                           A.       Initial Factor

                                    The uncollectible percentage will be 5.00% for the first three (3) full quarters of billing. At the end of the third full quarter of billing, a true-up will be performed and a new factor will be calculated, and shall be revised for each calendar quarter thereafter.

                           B.       Factor Calculation

                                    B.1)     Except as provided in B.2 below,
                                             the uncollectible factor will be
                                             determined by dividing Customer's
                                             realized uncollectible by
                                             Customer's total end user revenue
                                             billed for the prior quarter net of
                                             adjustments.

                                    B.2)     If 900 Service messages received
                                             for processing represent thirty
                                             percent (30%) or more of the total
                                             volume of messages received for
                                             processing (without editing) during
                                             a given calendar month then the
                                             uncollectible factor shall be ten
                                             percent (10%) or the factor
                                             calculated pursuant to B.1

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit B
                                                                            SNET


                                             above, if the factor calculated
                                             pursuant to B.1 above is greater
                                             than ten percent (10%).

                           C.       Total Realized Uncollectible

                                    The total realized uncollectible is the
                                    amount of final customer bills remaining unpaid after SNET's standard collection efforts are completed. (Deposits held by SNET are applied to final bills when rendered.) This amount reduced by any payments received by SNET for outstanding uncollectibles from prior periods equals the total net realized uncollectible.

                           D.       Net Realized Uncollectible

                                    Customer's net realized uncollectible is computed monthly by applying an apportionment percentage for Customer as determined by SNET's monthly uncollectible apportionment study to the total realized uncollectible for the month.

                           E.       Factor Development

                                    The following table reflects the months used in the uncollectible bad debt factor development and months to which such factor shall apply.

                           Uncollectible  Total Amount Billed
                              Realized     (Net Adjustments)     Factor Applied
                           for months of:    for months of:      to months of:
                           -------------- -------------------    --------------
                           Oct, Nov, Dec     Jul, Aug, Sep        Jan, Feb, Mar
                           Jan, Feb, Mar     Oct, Nov, Dec        Apr, May, Jun
                           Apr, May, Jun     Jan, Feb, Mar        Jul, Aug, Sep
                           Jul, Aug, Sep     Apr, May, Jun        Oct, Nov, Dec

                           If the factor calculated pursuant to section
                           5.1.2.B.1 is above ten percent (10%), this higher factor shall remain in effect for a given quarter and shall not be reduced to ten percent (10%) until the calculated uncollectible factor is less than or equal to ten percent (10%) for three consecutive months.

                  5.1.3.   Uncollectible True-up

                           5.1.3.1. Except as otherwise provided in 5.1.3.2
                                    below, if the net realized uncollectibles differ from the factored amount

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit B
                                                                            SNET


                                    withheld from billed revenues, a true-up amount shall be calculated and either billed or remitted to the Customer, as appropriate. The true-up amount shall be calculated by the end of the month following the close of each quarter.

                           5.1.3.2. If 900 Service messages received for
                                    processing represent thirty percent (30%) or more of the total volume of messages received for processing (without editing) during a given calendar month (900 first month of purchase) then the total of all uncollectible bad debt allowance amounts shall be accrued for twelve (12) months. This twelve (12) months of allowance amounts shall be compared to the total amount of Customer's realized uncollectibles for all months prior to the true-up. The true-up shall be calculated on the twenty-fourth
                                    (24th) month following the 900 first month of purchase. Subsequent true-ups shall be calculated every twelve (12) months for the prior twelve (12) month period.

                  5.1.4.   Final True-ups at Termination

                           5.1.4.1. Upon termination of this Agreement, SNET
                                    shall withhold additional amounts thereby establishing a reserve to offset any service related costs and/or charges that may occur after settlement of Customer's final submission of Contract Messages. If the uncollectible bad debt allowance withheld for the Quarter prior to termination notice is less than the highest amount withheld during any Quarter during the previous eighteen (18) months, SNET shall reduce the Final purchase of accounts receivable by the difference. During the period of one (1) year following the settlement of Customer's final submission of messages, SNET shall subtract from the reserve amount any subsequent service related charges and/or Customer's Net Realized Uncollectible amounts. In the event that the service related charges and/or Customer's Net Realized Uncollectible amounts exceed the reserve during such one (1) year period, SNET shall invoice Customer for such excess. SNET shall, one (1) year following the settlement of Customer's final submission, provide Customer with a final accounting and remit any remaining amounts withheld or shall invoice Customer as appropriate.

                  5.1.5.   Payment Date

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit B
                                                                            SNET



                           5.1.5.1 The date and revenue value of all Casual Billing transmissions (accepted messages) will be tracked by SNET from the first through the last day of each calendar month. The revenue value of Casual Billing transmissions received on each day of the month will be multiplied by the day (date) of the month that the transmission is received, plus one (1), to determine a weighted revenue value for all transmissions. At the end of each calendar month, the weighted revenue value of all Casual Billing transmissions for the month will be divided by the actual revenue value of all Casual Billing transmissions for the month. The result, using conventional rounding, will be the Average Transmission Receipt Date for the month. The cash lag time period referenced above will be added to each month's Average Transmission Receipt Date to determine the actual date of Payment (wire transfer) from SNET for each month's total transmissions. A copy of the Average Transmission Receipt Date calculation, including the Obligation ID and Serial Number of all transmissions received, will be attached to the PAR. For Casual Billing customers who provide only one transmission in a calendar month, the transmission receipt date alone will be utilized to calculate the Payment Date, and the formula referenced above will not apply.

                  5.1.6.   Payment Method

                           Any payment to the Customer from SNET will be transmitted by SNET to Customer such that the funds will be available to Customer on the payment date.

                  5.1.7.   Assignment of Accounts Receivable

                           Customer is prohibited from assigning, transferring, selling, exchanging, or giving the accounts receivable to any other entity or person. Any such assignment, transfer, sale, exchange or gift is null and void and will subject Customer to all liabilities, expenses, costs including attorney's fees expended and incurred by SNET in pursuing exclusive ownership to the accounts receivable.

         5.2.     Amount Due SNET

                  5.2.1.   Calculation of Amount Due SNET

                           The amount due SNET is calculated based on the rates contained in Exhibit A, multiplied by the appropriate unit amounts for each month plus any applicable taxes.

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit B
                                                                            SNET


         5.2.2.   Netting Process

                  SNET shall deduct the amount due SNET from Customer as calculated in Section 5.2.1. above from the amount due Customer from SNET as described in Section 5.1. of this Exhibit.

                  Furthermore, SNET has the right to net outstanding non-Billing and Collection Service charges, either displayed on the same billing statement as Billing and Collection Services charges or separately billed, to the Customer's accounts receivable purchases for those charges for which SNET has not received payment on or prior to the Payment Date of the statement detailing the amount due SNET. These non-Billing and Collection Service charges can include, but are not limited to, Account Maintenance, Billing Name and Address, Mechanized Data Gathering, Customer Name and Address, Customer Name and Location, and On-Line Inquiry.

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62




                                    EXHIBIT C

                        BILLING AND COLLECTION SERVICES:
                             INVOICE BILLING SERVICE


REVISED MAY 25, 2001

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                TABLE OF CONTENTS



1.0  DESCRIPTION OF INVOICE BILLING AND COLLECTION SERVICES..................1

2.0  TRANSMISSION............................................................1

3.0  UNBILLABLES.............................................................2

4.0  TAXES...................................................................2

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit C
                                                         Ameritech, SWBT, PB, NB

NOTE: Invoice Billing is not available in Southern New England Telephone.


1.0      DESCRIPTION OF INVOICE BILLING AND COLLECTION SERVICES

         1.1. Invoice Billing and Collection Services consist of End User billing data records that have been invoice prepared and sent to SBC Telco as an End User invoice. The invoice will contain call detail that has been rated by the Customer and/or summary records which may contain credits, adjustments, promotions, discounts, other charges and taxes that have been calculated by the Customer. SBC Telco will not be required to perform any additional calculations on the Customer portion of the End User bill.

         1.2. SBC Telco maintains the sole right to modify and/or require bill presentation formats in a manner consistent with SBC Telco's own bill presentation format.

2.0      TRANSMISSION

         2.1 The Customer will transmit invoices in synchronization with the End User's billing cycle as assigned by SBC Telco. SBC Telco will not be required to alter existing cycles. The Customer will transmit invoices no less than five (5) calendar days prior to SBC Telco's scheduled End User billing period dates (e.g., End User bill period 2/22/05 should be transmitted no later than 2/18/05).

         2.2 Upon receipt of the invoices, SBC Telco will process them in such a way that they may be incorporated with an End User's next bill from SBC Telco according to SBC Telco's normally scheduled billing cycle.

         2.3 If SBC Telco receives transmissions from the Customer for End Users who do not fall in SBC Telco's next billing cycle, SBC Telco will hold the Customer invoice for that End User until the appropriate billing cycle.

         2.4 SBC Telco is to reroute the invoices to the correct SBC Telco billing cycle if the Customer has routed them to the incorrect SBC Telco billing cycle.

         2.5 Invoice formatted messages will not be forwarded to SBC Telco with non-invoice formatted messages. If the Customer submits messages for both invoice and non-invoice presentation on the end user bill, a separate entity (CIC Code) will be required for each.


                                       1

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EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       EXHIBIT C
                                                         AMERITECH, SWBT, PB, MB

3.0      UNBILLABLES

         3.1 For purposes of invoice billing error investigation, the invoice will not be split apart by SBC Telco if some of the messages are billable and some are not. The entire invoice will be returned to the Customer with the appropriate error code.

4.0      TAXES

         4.1 The Customer will apply all applicable taxes to the End User invoice data. SBC Telco will not calculate additional taxes on the Customer invoice data. SBC Telco will bill the End User in the format provided by the Customer within its invoice.

         4.2 The Customer acknowledges that SBC Telco will not maintain tax reports for invoice billing. The Customer is solely responsible to maintain all required tax information within their own system.

         4.3 SBC Telco will remit payment to the Customer for the collected taxes as part of the purchase of accounts receivables payment.

         4.4 Billed Taxes are defined for invoice billing to represent the billed taxes (federal, state, and local) associated with all the Customer revenue amounts included in the transmission. The Customer is responsible for determining, calculating, and advising SBC Telco of all taxes.


                                                                        MAY 2001

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                    EXHIBIT D

                            BILLING AND COLLECTIONS:

                                   THRESHOLDS



REVISED DECEMBER 9, 2002

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62

                                TABLE OF CONTENTS


                                                                          Page


1.0    Southwestern Bell, Pacific Bell, Ameritech...........................1

2.0    Nevada Bell and SNET.................................................1

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit D


1.0      SOUTHWESTERN BELL, PACIFIC BELL, AMERITECH

         Complaint thresholds are measured using the number of complaints from Customer's End Users that are recorded by the SBC Telco's business offices. The complaint threshold for the above SBC Telcos is as follows:

         Bills Rendered Per Month                         Complaint Percentage
         ------------------------                         --------------------
         80,000 bills rendered or less                             0.5%
         80,001 - 300,000 bills rendered                           0.2%
         300,001 + bills rendered                                  0.1%

         The formulas for determining specific complaint thresholds will be calculated by multiplying the number of bills rendered by the appropriate percentage. Therefore, the number of allowable complaints for each category would be as follows:

         1. 80,000 bills rendered or less will have a range of 0 - 400 complaints per month for two out of every three consecutive months.

         2. 80,001 - 300,000 bills rendered will have a range of 401 - 600 complaints per month for two out of every three consecutive months.

         3. 300,001 + bills rendered will have a range beginning with 601 complaints per month for two out of every three consecutive months.


2.0      NEVADA BELL AND SNET

         To be determined


                                       1
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CINGULAR WIRELESS LLC
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EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                    EXHIBIT E

                        BILLING AND COLLECTION SERVICES:

                               MARKETING MESSAGES






REVISED MAY 2001

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                TABLE OF CONTENTS


                                                                        Page

1.0    General Information.................................................1

2.0    Warranty............................................................1

3.0    Charges.............................................................2

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit E


1.0      GENERAL INFORMATION

         1.1 Billing and Collection Customers can direct promotional, informational or legally required communications/messages to their End Users.

         1.2 The messages that may be printed are the Customer messages that comply with SBC Telco requirements. SBC Telco reserves the right, at its sole discretion to reject any Marketing Message which in SBC Telco's opinion does not conform to the requirements or is advertising a service competitive with a service offered by SBC Telco or one of its affiliates.

         1.3 Customer is limited to two (2) Marketing Messages per End User's monthly bill.

         1.4 SBC Telco will exercise all reasonable efforts to accommodate an accelerated time frame for acceptance of the Customer Marketing Message that is mandated by any governmental authority with appropriate jurisdiction.

         1.5 All information submitted to SBC Telco pursuant to the Marketing Messages procedures as described herein are confidential to the Customer prior to inclusion on the End User bill and will be treated by SBC Telco in a manner consistent with Exhibit F of this Agreement.


2.0      WARRANTY

         2.1 If a Marketing Message is omitted from all or a portion of the applicable End User invoice, and if such omission is due to the fault or negligence of SBC Telco, SBC Telco will include the Marketing Message on the next month's bill following discovery by SBC Telco of the omission. The Customer will timely retransmit the omitted Marketing Message upon notification to do so from SBC Telco in order for SBC Telco to include it on the next month's bills.

                  2.1.1 If due to the time sensitivity of the original marketing Message, that is, having for its principle subject some imminent event (e.g., Mother's Day), and the foregoing remedy will not result in the End Users receiving the Marketing Message before the occurrence of such event, and accordingly the Customer does not desire to utilize the Marketing Message in the next mailing, the Customer will not send the Marketing Message.

                  2.1.2 This Section 2.0 will constitute the Customer's sole and exclusive remedy for the omission of a requested Marketing Message from all or a portion of its End User invoices.

         2.2 The Customer agrees to defend, indemnify, and hold SBC Telco, its officers, directors, and employees harmless from and against all loss, cost, liability, claims,

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit E


                  demands, actions, penalties, and damages, including but not limited to attorneys' fees and costs, resulting from or arising in connection with the Customer's Marketing Messages including but not limited to claims or actions for defamation, trademark, or trade secret infringement, invasion of privacy, or use of false, deceptive, or misleading advertising or practices.

         2.3 SBC Telco assumes no responsibility for reviewing or editing the Customer's Marketing Message.

         2.4 In the event SBC Telco misprints a Marketing Message, SBC Telco will use reasonable efforts to correct the error before the Marketing Message is mailed and at no charge to the Customer. The Customer will timely retransmit the misprinted Marketing Message upon request from SBC Telco if it will help SBC Telco in correcting the error prior to mailing. If a Marketing Message is mailed with a material error caused by SBC Telco, at the Customer's request SBC Telco will in order to correct the error, mail a corrected version of the Marketing Message as retransmitted by the Customer and as agreed upon by both Parties in writing on the next month's bill following discovery by SBC Telco of the misprint. There will be no charge to the Customer for the SBC Telco activities. The corrected version of the Marketing Message will not impact the space available to the Customer for Marketing Message text.

3.0      CHARGES

         3.1 The rates for Marketing Messages will be charged in accordance with the rate elements as provided in Exhibit A of this Agreement.

         3.2 The Customer will be charged for all Marketing Messages after the service has been provided and the charges will be included in the Customer's monthly carrier billing statement. All charges for Marketing Messages are subject to the Late Payment Charges.

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                    EXHIBIT F

                            BILLING AND COLLECTIONS:

                            PROPRIETARY INFORMATION









                                                               REVISED JUNE 2001

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                TABLE OF CONTENTS


                                                                         Page

1.0  Overview................................................................1

2.0  Identification of Proprietary Information Covered by This Exhibit.......1

3.0  Handling of Proprietary Information.....................................1

4.0  Proprietary Information Not Subject to Handling Restrictions............2

5.0  Permitted Uses..........................................................3

6.0  SBC Telco Non-Published Telephone Numbers...............................3

7.0  Filings with PUCs or Other Regulatory Agencies..........................3

8.0  Applicability of Statutes, Decisions and Rules..........................4

     Schedule 1..............................................................5

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit F


1.0      OVERVIEW

         It is recognized by the Parties that, in connection with the B&C Services to be provided by the SBC Telcos, the SBC Telcos and the Customer will have in their possession and control information in the form of data, records, reports, computer programs, end user customer lists and other documentation some of which is proprietary to the SBC Telcos, the Customer, to both, or to other entities and which is considered confidential (hereinafter, "Proprietary Information").


2.0      IDENTIFICATION OF PROPRIETARY INFORMATION COVERED BY THIS EXHIBIT

         The types or categories of the Parties' Proprietary Information intended to be covered by and protected under Exhibit F, and which is limited to information provided under the terms of this Agreement, are specifically designated by each Party in Schedule 1 of Exhibit F. For the purpose of defining the respective duties and obligations hereunder, the information set forth in Schedule I of Exhibit F is categorized and defined as follows:

         A.      SBC Telco Proprietary Information (Exhibit F, Schedule 1,
                 Section I) -- that which is proprietary to the SBC Telcos and will not be used by the Customer, except as necessary for the Customer to perform its obligation under this Agreement or as may otherwise be consented to in writing by the SBC Telcos.

         B.      The Customer's Proprietary Information (Exhibit F, Schedule 1,
                 Section II) -- that which is proprietary to the Customer and will not be used by the SBC Telcos, except as necessary for the SBC Telcos to perform its obligations under this Agreement or as may otherwise be consented to in writing by the Customer.


3.0      HANDLING OF PROPRIETARY INFORMATION

         Except for information not subject to the terms and conditions herein because of its prior disclosure of permitted or consented disclosure as described below, Proprietary Information of one Party ("Disclosing Party") that is possessed by the other Party ("Receiving Party"), shall be treated in accordance with the following terms and conditions:

         A. The Receiving Party shall put in place and strictly enforce (using all of its prerogatives, including appropriate disciplinary action or termination of employment of its employees or agents) procedures to ensure that its employees or agents are aware of and fulfill the obligation under Exhibit F to hold the Disclosing Party's Proprietary Information in confidence.

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit F


         B. Proprietary Information, consistent with the terms herein, will be held in confidence by the Receiving Party and its employees or agents; shall be treated with the same degree of care as the Receiving Party would treat its own Proprietary Information and, consistent therewith, shall not be disclosed to third parties; shall be used only for the purposes stated herein; and may be used or disclosed for other purposes, only upon such terms and conditions as may be mutually agreed upon by the Parties in writing.

         C. Each Party acknowledges that a Party's Proprietary Information, or third party information held by a Party, may be commingled with Proprietary Information of the other Party. Accordingly the Parties shall, to the extent practicable, use good faith efforts to ensure that its own or third parties' Proprietary Information shall be masked or rendered mechanically inaccessible to the other Party. However, there may be instances in which efforts to mask or screen such Proprietary Information are impracticable, or in which disclosure is inadvertent. In such instances, the Receiving Party will neither use or disclose the Proprietary Information, except as required to fulfill its obligations under this Agreement.

         D. Unless specifically directed otherwise by the requesting authority, each Party agrees to give notice to the other Party, prior to disclosure of Proprietary Information, of any demand to disclose or provide Proprietary Information of said other Party to other persons, under lawful process, prior to disclosing or furnishing such Proprietary Information, and the Party receiving the demand agrees to reasonably cooperate if the other Party deems it necessary to seek protective arrangements. A Party may provide Proprietary Information of the other Party to implement, effect and enforce this Agreement or the Party's tariffs; to meet the requirements of a court, regulatory body or government agency having jurisdiction over the Party; and will notify the Disclosing Party so as to give the Disclosing Party a reasonable opportunity to object to such disclosure, unless the court, regulatory body or government agency requests that the Party not notify the other Party. Nothing in this Exhibit requires either Party to support or not support the position of any person or entity on the issue of whether any particular Proprietary Information is proprietary under applicable law or this Exhibit.


4.0      PROPRIETARY INFORMATION NOT SUBJECT TO HANDLING RESTRICTIONS

         Notwithstanding any other provision of this Agreement, Proprietary Information described in Schedule 1 of Exhibit F shall not be deemed confidential or proprietary and the Receiving Party shall have no obligation to prevent disclosure of such Proprietary Information if it:

         A. Is already known to the Receiving Party without restriction as to its confidentiality;

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit F



         B. Is or becomes publicly known, through publications, inspection of the product, or otherwise, and through no wrongful act of Receiving Party;

         C. Is received from a third party without similar restriction and without breach of this Exhibit;

         D. Is independently developed, produced, or generated by Receiving Party;

         E. Is furnished to a third party by the Disclosing Party without a similar restriction on the third party's rights; or

         F. Is approved for release by written authorization of the Disclosing Party.


5.0      PERMITTED USES

         Notwithstanding other provisions of this Exhibit, either Party may provide, to the end user or any person the end user may designate through written notification upon request, any information relevant to the end user's account.

         Notwithstanding Section 3.B of Exhibit F, the SBC Telcos or an SBC Telco affiliate may use the Customer information, proprietary or otherwise, to provide end user inquiry services and to estimate facilities usage for jurisdictional separations, and for engineering and network planning. Such affiliate will be bound by the terms of this Exhibit.


6.0      SBC TELCO NON-PUBLISHED TELEPHONE NUMBERS

         The Customer agrees that it will not disclose any non-published SBC Telco end user telephone number to third parties (other than to the end user, or to an agent of the Customer). The Customer may disclose a non-published number to an agent for the purpose of contacting that end user on the Customer's behalf, but the Customer shall bind the agent not to disclose the number to anyone other than that end user. In addition, the Customer will hold the SBC Telcos harmless from any liability or loss resulting from the Customer's improper use of such non-published numbers, and shall indemnify the SBC Telcos for such loss including costs and fees of litigation.


7.0      FILINGS WITH PUCS OR OTHER REGULATORY AGENCIES

         The Parties agree that this Agreement and its Exhibits will be filed in those state jurisdictions that require such filings.

         The Parties acknowledge that this Agreement and its Exhibits contain commercially confidential information which may be considered proprietary by either or both Parties, and agree to limit distribution of the Agreement to those individuals in their respective

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit F


         organizations with a need to know the contents of the Agreement. The Parties further agree to seek (if possible) commercial confidential status for the Agreement with any regulatory commission with which the Agreement must be filed, and similarly seek such status should commission staffs, or third parties require production of the Agreement in regulatory proceedings.


8.0      APPLICABILITY OF STATUTES, DECISIONS AND RULES

         Notwithstanding any other provision in this Agreement, a Party's ability to disclose information or use disclosed information is subject to all applicable statutes, decisions, and regulatory rules concerning the disclosure and use of such information which, by their express terms mandate a different handling of such information, including but not limited to Section 222 of the 1996 Telecommunications Act and any regulations promulgated pursuant thereto.

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit F

                                  SCHEDULE 1


PROPRIETARY INFORMATION

I.       SBC TELCO PROPRIETARY INFORMATION

         A. SBC Telco end user specific information, including SBC Telco IntraLATA toll usage

         B.       Directory Advertising

         C. SBC Telco specific account information and information relating to services provided by the SBC Telco to the End User.

         D.       SBC Telco IntraLATA WATS and 800 usage

         E. End User information, which is defined as treatment history, return check history, treatment exemption indication, credit information, and credit class.

II.      CUSTOMER PROPRIETARY INFORMATION

         A.       Customer end user PIC identification

         B. Customer records submitted to the SBC Telcos for billing and Customer specific reports regarding such records provided by the SBC Telcos to Customer pursuant to this Agreement.

         C. Customer's end user calling volumes and calling patterns submitted under this Agreement.

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                    EXHIBIT G


                        BILLING AND COLLECTION SERVICES:

                             MISCELLANEOUS SERVICES







REVISED: OCTOBER 18, 2001

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit G


                                TABLE OF CONTENTS




SOUTHWESTERN BELL TELEPHONE:

                                                                            Page
1.0     SERVICE ORDER ACTIVITY REPORT / ACCOUNT MARKING........................2
2.0     BILLING INFORMATION....................................................2
  2.1   Bill Data..............................................................3
  2.2   Service Order Activity.................................................3
  2.3   Unbillable Message Records.............................................3
  2.4   CNA....................................................................3
3.0     MESSAGE DATA TRANSMISSION (CMDS).......................................4


PACIFIC BELL AND NEVADA BELL:

4.0     BILLING INFORMATION....................................................7
  4.1   Bill Data..................:...........................................7
  4.2   Unbillable message records.............................................7
  4.3   CNL....................................................................8
5.0     MESSAGE DATA TRANSMISSION (CMDS).......................................8


AMERITECH:

6.0     SERVICE ORDER ACTIVITY REPORT / ACCOUNT MARKING.......................11


                                       i

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CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit G
                                                                            SWBT




                       SECTIONS 1 AND 2 - APPLICABLE FOR:


                           -        SOUTHWESTERN BELL TELEPHONE

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit G
                                                                            SWBT


1.0      SERVICE ORDER ACTIVITY REPORT / ACCOUNT MARKING

         Account Marking provides the Customer a report containing service order (account) activity on End User accounts to whom SWBT has issued a bill on behalf of the Customer. The Customer must subscribe to Account Marking in order to receive the Service Order Activity Report.

         Charges for the Service Order Activity Report are assessed on a per record basis. The charge associated with this report can be found under the rate element of "Standard CRIS Billing Information" in Exhibit A.


2.0      BILLING INFORMATION

         As ordered by the Customer, SWBT will provide Billing Information to the Customer from SWBT's End User records, billing files and account database.


         Billing Information Services is the provision of information to the Customer from SWBT record systems labeled as Customer Records Information System (CRIS) and Customer Name and Address Bureau (CNA). Such Billing Information Service will be limited to the provision of information to the Customer relating exclusively to End User services provided by the Customer. Information relating to services provided by SWBT or any other entity will not be provided.

         The Customer shall order Billing Information Services for the states where it wishes to receive the services and shall specify how often it wishes the services to be provided.

         With each order, the Customer shall identify the authorized individual and address to receive the Billing Information Service output. When CNA information is requested, the Customer will identify in writing and include the account codes assigned by SWBT of all authorized individuals who will contact the CNA bureau.

         The Customer shall take every effort to make sure that Billing Information Service output is provided only to authorized personnel of the Customer or third Parties performing billing services-related business for the Customer. The Customer shall treat the information as confidential and proprietary data, and will use the information only for the purpose of providing billing services to its End Users.

         The Customer shall be responsible for all contacts and inquiries from its End Users concerning Billing Information Service.

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit G
                                                                            SWBT


SWBT's liability in the case of loss of data or information to be supplied to the Customer shall consist only of SWBT's charges to the Customer for such data or information.

Charges rendered to the Customer by SWBT for the Billing Information Services will be included in SWBT payment process.

When the Customer has ordered Bill Rendering Service, SWBT will provide billing information from its CRIS records as follows if ordered by the Customer:


2.1      Bill Data

         Bill Data is a copy of the Customer's pages of the End User bill, billed by SWBT on behalf of the Customer.


2.2      Service Order Activity

         Service Order Activity (SOA) consists of a report, which provides information regarding activity on End User accounts, to which SWBT has issued a bill on behalf of the Customer.


2.3      Unbillable Message Records

         Unbillable message records are those Customer message records sent to SWBT for billing which SWBT does not recognize as being associated with a SWBT End User or has errored out of the system due to System edits.


2.4      CNA

         Upon request of the Customer, SWBT will provide name and town information from its CNA bureau. The CNA name and town data, but not street address, will be provided only when the Customer needs the information to authorize a call, to bill a call, or to handle an emergency situation. The information will be provided on per-request basis by voice telecommunications. Name, town and state will be provided for a telephone number. A request includes the handling of one call and providing the data for one telephone number.

         SWBT will specify the location where requests are to be received and the method in which the request is to be made.

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit G
                                                                            SWBT


                  If the name and address associated with the telephone number is restricted due to the request of the End User, legal authority or law enforcement agency, no Name or town location will be provided.


3.0      MESSAGE DATA TRANSMISSION (CMDS)


         5.1. SWBT will provide Message Data Transmission services to the Customer as described in 3.2. below. This service will consist of the transmission of rated Customer message records. SWBT maintains the right to terminate without cause Message Data Transmission services upon ninety (90) days written notification to the Customer.

         5.1. SWBT will provide the transmission of Customer message records to CMDS I within five (5) business days from receipt of such records. The Customer will submit such message records to a location designated to the Customer.

         5.1. SWBT will provide tracking and billing support data for the Customer based upon "received from" and "sent to" entity locations.

         5.1. EMI formatted messages from the Customer are required to provide Message Data Transmission. The EMI formatted records must be delivered to a location specified by SWBT. It is the responsibility of the Customer to maintain, for a minimum of ninety (90) days from date of receipt by SWBT, a back-up file of all call detail records provided to SWBT, to allow SWBT to reconstruct lost records. If the Customer fails to maintain a back-up file for reprovisioning of messages to SWBT throughout the prescribed time frame, SWBT will not be liable for any such lost records. For transmission from one SWBT location to another SWBT location, the Customer message data determined to be lost as a result of an error in SWBT's Message Data Transmission service, will be recovered by SWBT and the Customer's obligation to resupply the data has expired, SWBT will estimate the messages' associated revenues as set forth in Paragraph 5.4.8. of the Principal Agreement to this contract.

         5.1. In the event the Customer requests data that has previously been successfully provided by SWBT, the data will be reprovided to the Customer through the Time and Cost procedure.

         5.1. For transmission services between SWBT and CMDS I or an Independent Exchange Company, SWBT's responsibility is limited to transmitting the data and SWBT assumes no liability for subsequent treatment of the data. The Customer is responsible for ensuring all data is properly received and processed by the receiving Exchange Company. Notwithstanding any

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit G
                                                                            SWBT


                  other provision of the Agreement, the Parties agree that the exclusive remedy for delayed transmission of the Customer's message records, including messages of any third Party for which the Customer acts as an agent, to CMDS I or to an Independent Exchange Company, will not exceed the cost SWBT charges the Customer to provide the transmission related to any such delayed message records.

         5.1. Charges for Message Data Transmission services are included in the rate element for Data Transmission - CMDS and will be included in the SWBT payment process.

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit G
                                                                       PB and NB




SECTION 3 - APPLICABLE FOR:

         -        PACIFIC BELL

         -        NEVADA BELL

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit G
                                                                       PB and NB



4.0      BILLING INFORMATION

         As ordered by the Customer, SBC Telco will provide Billing Information to the Customer from SBC Telco's End User records, billing files and account data base.

         Billing Information Services is the provision of information to the Customer from SBC Telco record systems such Billing Information Service will be limited to the provision of information to the Customer relating exclusively to End User services provided by the Customer. Information relating to services provided by SBC Telco or any other entity will not be provided.

         The Customer shall order those Billing Information Services for the states where it wishes to receive the services and shall specify how often it wishes the services to be provided.

         With each order, the Customer shall identify the authorized individual and address to receive the Billing Information Service output. When Customer Name and Location (CNL) information is requested, the Customer will identify in writing and include the account codes assigned by SBC Telco of all authorized individuals who will contact the CNL bureau.

         The Customer shall take every effort to make sure that Billing Information Service output is provided only to authorized personnel of the Customer or third Parties performing billing services-related work for the Customer. The Customer shall treat the information as confidential and proprietary data, and will use the information only for the purpose of providing billing services to its End Users.

         The Customer shall be responsible for all contacts and inquiries from its End Users concerning Billing Information Service.

         When the Customer has ordered Bill Rendering Service, SBC Telco will provide billing information from its CRIS records as follows if ordered by the Customer:


         4.1      Bill Data

                  Bill data is a copy of the Customer's pages of the End User bill, billed by SBC Telco on behalf of the Customer.


         4.2      Unbillable message records

                  Unbillable message records are those Customer message records sent to SBC Telco for billing which SBC Telco does not recognize as being

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit G
                                                                       PB and NB

                  associated with a SBC Telco End User or has errored out of the system due to System edits.


         4.3      CNL

                  Upon request of the Customer, SBC Telco will provide name and town information from its CNL bureau. The CNL name and town data, but not street address, will be provided only when the Customer needs the information to authorize a call, to bill a call, or to handle an emergency situation. The information will be provided on per-request basis by voice telecommunications. Name, town and state will be provided for a telephone number. A request includes the handling of one call and providing the data for one telephone number.

                  SBC Telco will specify the location where requests are to be received and the method in which the request is to be made.

                  If the name and address associated with the telephone number is restricted due to the request of the End User, legal authority or law enforcement agency, no name or town location will be provided.


5.0      MESSAGE DATA TRANSMISSION (CMDS)

         5.1. SBC Telco will provide Message Data Transmission services that will consist of the transmission of rated Customer message records. SBC Telco maintains the right to terminate without cause Message Data Transmission services upon ninety (90) days written notification to the Customer.

         5.2. EMI formatted messages from the Customer are required to provide Message Data Transmission. The EMI formatted records must be delivered to a location specified by SBC Telco. It is the responsibility of the Customer to maintain, for a minimum of ninety (90) days from date of receipt by SBC Telco, a back-up file of all call detail records provided to SBC Telco, to allow SWBT to reconstruct lost records. If the Customer fails to maintain a back-up file for reprovisioning of messages to SBC Telco throughout the prescribed time frame, SWBT will not be liable for any such lost records. For transmission from one SBC Telco location to another SBC Telco location, the Customer message data determined to be lost as a result of an error in SBC Telco's Message Data Transmission service, will be recovered by SBC Telco and the Customer's obligation to resupply the data has expired, SBC Telco will estimate the messages' associated revenues as set forth in Paragraph 5.4.8. of the Principal Agreement to this contract.

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit G
                                                                       PB and NB


         5.3. In the event the Customer requests data that has previously been successfully provided by SBC Telco, the data will be reprovided to the Customer through the Time and Cost procedure.

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit G
                                                                       Ameritech


                          SECTION 4 - APPLICABLE FOR:


                           -        AMERITECH

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit G
                                                                       Ameritech

6.0      SERVICE ORDER ACTIVITY REPORT / ACCOUNT MARKING

         Account Marking provides the Customer a report containing service order (account) activity on End User accounts to whom SWBT has issued a bill on behalf of the Customer.

         The Customer must subscribe to Account Marking in order to receive the Service Order Activity Report.

         The Time and Cost process will be utilized to determine the implementation charge to the Customer.

         Charges for the Service Order Activity Report are assessed on a per record basis. The charge associated with this report can be found under the rate element of "Service Order Activity Report" in Exhibit A.

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                    EXHIBIT H

                            BILLING AND COLLECTIONS:

                                  SBC SUPPORT






REVISED JUNE 20, 2003

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                TABLE OF CONTENTS

                                                                      Page


1.0    FUTURE ENHANCEMENTS...............................................1

2.0    ESCALATION LIST...................................................1

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Billing and Collections Services Operating Agreement by and among
           BellSouth Telecommunications, Inc. and Cingular Wireless LLC, effective September 1, 2003

                                                                   EXHIBIT 10.62


                                                                       Exhibit H

1.0      FUTURE ENHANCEMENTS

         Once Cingular Wireless's initial service establishment is complete for the service purchased under this agreement they may request enhancements and/or modifications to its service. These are cases when additional work is required by SBC due to client request such as new bill phrases, new product billing, resends of data, etc. All such client request will be handled as additional requests.

         Cingular Wireless will provide a written request completely detailing the service modifications needed. If more information is required by SBC, SBC will provide the client with a list of questions and issues within forty-five (45) working days of its receipt of the client's request. Once complete, specifications are provided by client, SBC will provide a response with a time and cost estimate within forty-five (45) working days.

2.0      ESCALATION LIST

         At the time the Agreement is signed, both SBC and Cingular Wireless will submit to each other escalation lists, flow charts, or organization charts for conflict resolution.


                                       1